SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------
                             Southern Union Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                         [LOGO] Southern Union Company

                              5444 Westheimer Road
                              Houston, Texas 77056


                                  April 5, 2006


Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Southern Union Company to be held at 11:00 a.m. (Eastern Time) on Tuesday, May 2, 2006, at The Regency, 540 Park Avenue at 61st Street, New York, New York. A notice of the meeting, a proxy and a proxy statement containing information about the matters to be acted upon are enclosed.

Following the formal business session, there will be an informal presentation about the present status of the Company and an opportunity for stockholders to pose questions of general interest to representatives of the Company's senior management.

Whether or not you plan to attend the meeting on May 2, 2006, please mark, sign and date the enclosed proxy and return it in the envelope provided (which requires no postage if mailed in the United States) so that your shares will be represented. Your prompt cooperation will be appreciated.

On behalf of the Board of Directors,


                                    Sincerely,

                                    /s/ George L. Lindemann

                                    GEORGE L. LINDEMANN
                                    Chairman of the Board,
                                    President and Chief Executive Officer

                                TABLE OF CONTENTS


      Notice of Annual Meeting of Stockholders .........................................................     i
      Defined Terms.....................................................................................    ii

      Questions and Answers.............................................................................     1

      Proposal One - To Elect Nine Directors............................................................     3
           Nominees for Election........................................................................     3
            Vote Required and Board Recommendation......................................................     5

      Proposal Two - To Approve the Sale of the Rhode Island Operations
                         of Southern Union's New England Gas Company Division...........................     5
           Description of Proposal Two..................................................................     5
            Vote Required and Board Recommendation......................................................     5

       Proposal Three - To Approve the Restructuring of the Ownership of the
                           Massachusetts Assets of New England Gas Company..............................     6
           Description of Proposal Three................................................................     6
            Vote Required and Board Recommendation......................................................     6

      Proposal Four - To Approve the Adoption of the
                         Second Amended and Restated 2003 Stock and Incentive Plan......................     6
           Introduction.................................................................................     6
           Proposed Amendments..........................................................................     7
           Summary Description of the Second Amended 2003 Plan..........................................     7
           New Plan Benefits............................................................................     9
            Vote Required and Board Recommendation......................................................    10

      Proposal Five - To Approve the Adoption of the
                        Amended and Restated Executive Incentive Bonus Plan.............................    11
           Introduction.................................................................................    11
           Proposed Amendment...........................................................................    11
           Summary Description of the Amended Bonus Plan................................................    11
           New Plan Benefits............................................................................    13
            Vote Required and Board Recommendation......................................................    13

      Proposal Six - To Ratify the Appointment of PricewaterhouseCoopers LLP
                       as Independent External Auditor..................................................    13
           Description of Proposal Six..................................................................    13
            Vote Required and Board Recommendation......................................................    14

      Board of Directors................................................................................    14
           Board Size and Composition...................................................................    14
           Board Committees and Meetings................................................................    15
           Communications with the Board................................................................    16
           Corporate Governance Guidelines and Code of Ethics...........................................    16
           Succession Plan..............................................................................    17
           Director Independence........................................................................    17
           Independent Director Chairman................................................................    18
           Board Compensation...........................................................................    18
            Directors' Plan.............................................................................    18

      Report of the Audit Committee.....................................................................    19

      Independent Auditors' Fees and Services...........................................................    21

      Compensation Committee Report on Executive Compensation...........................................    21
           Overview.....................................................................................    21
           Compensation Philosophy......................................................................    21
           Individual Compensation Determinations ......................................................    22
           Chief Executive Officer Compensation.........................................................    22
           Cash Incentive Plans.........................................................................    22
           Long-Term Incentive Programs.................................................................    23

            Deferred Compensation Plans.................................................................    23

      Executive Officers and Compensation...............................................................    24
           Executive Officers Who are not Directors.....................................................    24
           Executive Compensation.......................................................................    25
           Summary Compensation Table...................................................................    26
           Option Grants During 2005....................................................................    28
           Options Exercised During 2005 and 2005 Period-Ended Values...................................    28
           Retirement Benefits..........................................................................    28
           Equity Compensation Plans....................................................................    28
           Issuer Purchases of Equity Securities........................................................    29
           Employment Agreements, Severance Agreements and Indemnification..............................    30
           Compensation Committee Interlocks and Insider Participation..................................    31
            Section 16(a) Beneficial Ownership Reporting Compliance.....................................    32

      Security Ownership................................................................................    32

      Common Stock Performance Graph....................................................................    34

      Certain Relationships.............................................................................    34

      The Company's 2005 Annual Report..................................................................    35



                                   APPENDICES

      Appendix A - Amended and Restated Audit Committee Charter.........................................   A-1

      Appendix B - Second Amended and Restated 2003 Stock and Incentive Plan............................   B-1

      Appendix C - Amended and Restated Southern Union Company Executive Incentive Bonus Plan...........   C-1

                          [LOGO] Southern Union Company


                              5444 Westheimer Road
                              Houston, Texas 77056

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 2, 2006


To the holders of common stock of SOUTHERN UNION COMPANY:

The 2006 Annual Meeting of Stockholders of Southern Union Company, a Delaware corporation, will be held at The Regency, 540 Park Avenue at 61st Street, New York, New York on Tuesday, May 2, 2006, at 11:00 a.m. (Eastern Time) to consider and take action upon the following:

     (1) The election of nine directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified (Proposal One);

     (2) The approval of the sale of the Rhode Island operations of Southern Union's New England Gas Company division to National Grid USA (Proposal Two);

     (3) The approval of the transfer of the Massachusetts operations of Southern Union's New England Gas Company division to a subsidiary of Southern Union (Proposal Three);

     (4) The approval of the adoption of Southern Union's Second Amended and Restated 2003 Stock and Incentive Plan (Proposal Four);

     (5) The approval of the adoption of the Amended and Restated Executive Incentive Bonus Plan (Proposal Five);

     (6) The ratification of the appointment of PricewaterhouseCoopers LLP as Southern Union's independent external auditor for the year ending December 31, 2006 (Proposal Six); and

     (7) The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

Your Board of Directors unanimously recommends that you vote FOR the election of each of the nine nominees to the Board of Directors named in Proposal One and FOR Proposals Two through Six, as further described in this Proxy Statement.

Holders of record of the Company's common stock at the close of business on Monday, March 20, 2006 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be maintained in the Company's principal executive office at 5444 Westheimer Road, Houston, Texas 77056 for ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided (which requires no postage if mailed within the United States). Should you attend the Annual Meeting in person, you may, if you wish, withdraw your proxy and vote your shares in person.

                                       By Order of the Board of Directors,

                                       /s/ Robert M Kerrigan, III

                                       ROBERT M.  KERRIGAN, III

                                       Vice President, Assistant General
                                       Counsel and Secretary

Houston, Texas
April 5, 2006

                                  DEFINED TERMS


The following terms used in this Proxy Statement shall have the meanings set forth below.

"1992 Plan" means Southern Union's 1992 Long Term Stock Incentive Plan.

"2003 Stock and Incentive Plan" means Southern Union's 2003 Stock and Incentive Plan.

"401(k) Plan" means Southern Union's Savings Plan.

"Amended 2003 Plan" means Southern Union's Amended and Restated 2003 Stock and Incentive Plan.

"Amended Bonus Plan" means Southern Union's Amended and Restated Executive Incentive Bonus Plan, a copy of which is attached hereto as Appendix C.

"Annual Meeting" means the annual meeting of stockholders of the Company to be held May 2, 2006.

"Board" or "Board of Directors" means Southern Union's Board of Directors.

"Bonus Plan" means Southern Union's Executive Incentive Bonus Plan.

"Company" or "Southern Union" means Southern Union Company, a Delaware corporation.

"Directors' Plan" means Southern Union's Directors' Deferred Compensation Plan.

"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

"NYSE" means the New York Stock Exchange.

"Pennsylvania Incentive Plan" means the Pennsylvania Division Stock Incentive Plan, which was assumed by Southern Union upon the November 4, 1999 acquisition of Pennsylvania Enterprises, Inc.

"Pennsylvania Option Plan" means the Pennsylvania Division 1992 Stock Option Plan, which was assumed by Southern Union upon the November 4, 1999 acquisition of Pennsylvania Enterprises, Inc.

"Proxy Statement" means this proxy statement.

"Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002.

"Second Amended 2003 Plan" means Southern Union's Second Amended and Restated 2003 Stock and Incentive Plan, a copy of which is attached hereto as Appendix B.

"Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Supplemental Plan" means Southern Union's Supplemental Deferred Compensation Plan.

                          [LOGO] Southern Union Company


                              5444 Westheimer Road
                              Houston, Texas 77056

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------


The accompanying proxy, to be mailed to stockholders together with the Notice of Annual Meeting and this Proxy Statement on or about April 5, 2006, is solicited by Southern Union Company in connection with the Annual Meeting of Stockholders to be held on May 2, 2006.

                              QUESTIONS AND ANSWERS

--------------------------------------------------------------------------------
Q:   What matters am I being asked to vote on?

A:   You will be voting on the following matters:

     1. The election of nine directors to serve until the 2007 annual meeting of stockholders or until their successors are duly elected and qualified.

     2. The approval of the sale of the Rhode Island operations of Southern Union's New England Gas Company division to National Grid USA (Proposal Two).

     3. The approval of the transfer of the Massachusetts operations of the Company's New England Gas Company division to a subsidiary of the Company (Proposal Three).

     4. The approval of the adoption of Southern Union's Second Amended and Restated 2003 Stock and Incentive Plan (Proposal Four).

     5. The approval of the adoption of the Amended and Restated Executive Incentive Bonus Plan (Proposal Five).

     6. The ratification of the appointment of PricewaterhouseCoopers LLP as Southern Union's independent external auditor for the year ending December 31, 2006 (Proposal Six).

     The Board is not aware of any other matters to be presented at the Annual Meeting.

--------------------------------------------------------------------------------
Q:   Who is entitled to attend and vote at the Annual Meeting?

A: Stockholders as of the close of business on the record date, March 20, 2006, are entitled to attend and vote at the Annual Meeting. Each share of common stock is entitled to one vote.

--------------------------------------------------------------------------------
Q:   How do I vote?

A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you are the holder of record and do not mark any selections, your proxy card representing your shares of common stock will be voted FOR the election of each of the nine nominees to the Board of Directors named in Proposal One and FOR Proposals Two through Six. If you are a beneficial owner and you do not mark any selections, your broker may vote your shares concerning the nine nominees (Proposal One) and the ratification of the appointment of PricewaterCoopers, LLP as Southern Union's independent external auditor (Proposal Six), but may not vote your shares on Proposals Two through Five. You have the right to revoke your proxy at any time before the Annual Meeting by notifying Southern Union's Corporate Secretary, attending the Annual Meeting and voting in person or returning a later-dated proxy.

     The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters described above. If a proposal other than the proposals described in the Notice is properly presented at the Annual Meeting, your signed proxy card gives authority to each of George L. Lindemann and Adam M. Lindemann, members of the Board of Directors, to vote on such matters. They intend to vote in accordance with their best judgment.

     Stockholders should NOT send proxies to the Company. Holders of record with stock certificates should send their proxies to Computershare Trust Company, N.A., P.O. Box 43010, Providence, Rhode Island 02940-3010. Beneficial holders should return their proxies in accordance with instructions they receive from their broker, bank or other custodian, nominee, fiduciary or agent.

--------------------------------------------------------------------------------
Q:   Is my vote confidential?

--------------------------------------------------------------------------------
A: Yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are confidential. Only the inspectors of election and certain employees associated with processing proxy cards and counting the vote have access to your card. Additionally, all comments directed to management (whether written on the proxy card or elsewhere) will remain confidential, unless you ask that your name be disclosed.

Q:   Who will count the vote?

A: Representatives of the Company and its securities counsel, Fleischman and Walsh, L.L.P., will tabulate the votes and act as inspectors of election.

--------------------------------------------------------------------------------
Q:   What does it mean if I get more than one proxy card?

A: It is an indication that your shares are registered differently or are in more than one account, including your accounts in Southern Union's Direct Stock Purchase Plan or any director or employee benefit plan held in custody by a trustee. Sign and return all proxy cards to ensure that all your shares are voted.

--------------------------------------------------------------------------------
Q:   What constitutes a quorum?

A: As of the record date, shares of common stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you vote, then your shares will be considered part of the quorum. Abstentions and "broker non-votes" will be treated as present for purposes of determining a quorum for the Annual Meeting, but neither will be counted as votes cast.

--------------------------------------------------------------------------------
Q:   What vote is required to approve each proposal?

A: In the election of directors (Proposal One), the nine directors receiving the highest number of FOR votes will be elected. The approval of Proposals Two and Three require the approving vote of the holders of two-thirds of the issued and outstanding common stock. The approval of Proposals Four through Six requires the approving vote of a majority of the shares present at the meeting, either by proxy or in person. Under NYSE rules, the approval of Proposals Four and Five also requires at least 50% of the common stock be voted.

     With respect to Proposals Four and Five, any shares not voted as a result of an abstention or a broker non-vote will count as shares present for determining the size of the majority required to approve each Proposal, but will not count toward meeting NYSE's minimum required votes cast. With respect to Proposal Six, any shares not voted as a result of an abstention or a broker non-vote effectively will be treated as a vote against the Proposal, because they will count in determining whether the shares are present, but not as votes for those proposals.

--------------------------------------------------------------------------------
Q:   What is a broker non-vote?

A: A broker non-vote occurs when a broker holds shares on your behalf but the broker does not receive instructions from you as to how you wish to vote your shares in cases where specific authorization is required. In these cases, the broker can register your shares as being present at the meeting for attendance purposes (obtaining the required number of shares to be present at the meeting which is technically called a quorum) but will not be able to vote on those matters for which specific authorization is required.

--------------------------------------------------------------------------------
Q:   What are the voting recommendations of the Board of Directors?

A: The Board of Directors has unanimously adopted resolutions seeking stockholder approval of, and recommends that each stockholder of record vote FOR, the election of each of the nine nominees to the Board of Directors named in Proposal One. The Board of Directors recommends a vote FOR the approval of the sale of the Rhode Island operations of the Company's New England Gas Company division, and FOR the approval of the transfer of the Massachusetts operations of the Company's New England Gas Company division to a separate subsidiary of the Company as described in Proposal Two and Proposal Three, respectively. The Board of Directors recommends that you vote FOR the approval of the adoption of the Second Amended 2003 Plan, the subject of Proposal Four. The Board of Directors also recommends a vote FOR the approval of the adoption of the Amended Bonus Plan, the subject of Proposal Five. The Board of Directors recommends a vote FOR the ratification of PricewaterhouseCoopers LLP as the Company's independent external auditors, as described in Proposal Six.

--------------------------------------------------------------------------------
Q. When are the 2007 stockholder proposals due?

A: Under the rules of the SEC, in order to be considered for inclusion in next year's proxy statement, all stockholder proposals must be submitted in writing by December 6, 2006 to Southern Union Company, 5444 Westheimer Road, Houston, Texas 77056, Attention: Secretary.

     If a stockholder submits a proposal for consideration at the 2007 annual meeting after February 23, 2007, the Company's proxy for the 2007 annual meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 2007 annual meeting. Under the By-Laws, to be considered at the 2007 annual meeting, any stockholder proposal (other than a director nomination) must be submitted no later than the date ten days prior to the meeting date.

--------------------------------------------------------------------------------
Q: How does a stockholder nominate someone to be considered for election as a director of Southern Union?

A: Any stockholder may recommend any person as a nominee for director of Southern Union by submitting such recommendation in writing to the Company's Corporate Secretary at least 45 days before an annual meeting (which date was March 17, 2006, for this year's Annual Meeting) or no later than ten days after the date of the notice of a special meeting. The notice must include certain information about the nominating stockholder and the nominee(s) as required by the By-Laws. Certain persons are disqualified by the By-Laws from serving as directors. A copy of the By-Laws may be obtained from the Company's Corporate Secretary. As of the date of this Proxy Statement, no stockholder has nominated any person to serve as a director of the Company.

--------------------------------------------------------------------------------
Q:   Who pays for this proxy solicitation?

A: Southern Union will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of common stock.


                                  PROPOSAL ONE


                             TO ELECT NINE DIRECTORS


                             Nominees for Directors

There are nine nominees for election to the Board of Directors. The Board of Directors has determined that seven of the nine director nominees, Messrs. Brodsky, Denius, Gitter, Jacobi, McCarter, Rountree and Scherer, are "independent" as that term is defined in the NYSE director independence standards. Further, each of the independent directors meets the additional independence criteria set forth in the Company's Corporate Governance Guidelines. Each director to be elected pursuant to this Proposal One will hold office until the 2007 annual meeting of stockholders. In any event, a director elected pursuant to this Proxy Statement will hold office until his successor is elected and is qualified, or until such director's earlier death, resignation, retirement, disqualification or removal.

Information about the nominees for election as directors appears below:

David Brodsky primarily has been a private investor for more than the past five years. He was formerly Chairman of the Board of Directors of Total Research Corporation from July 1998 to November 2001. Mr. Brodsky is also a director of Harris Interactive Inc. Director since 2002. Age: 68.

Frank W. Denius has been Chairman Emeritus of Southern Union since 1990. Since 1990, Mr. Denius has been engaged primarily in the private practice of law in Austin, Texas. Prior to 1990, Mr. Denius had been Chairman of the Board and President of the Company. Director since 1976. Age: 81.

Kurt A. Gitter, M.D. has been an ophthalmic surgeon in private practice in New Orleans, Louisiana since 1969. He has also been a Clinical Professor of Ophthalmology at Louisiana State University since 1978 and an assistant professor of ophthalmology at Tulane University since 1969. Director since 1995.
Age: 69.

Herbert H. Jacobi has been Honorary Chairman of the Supervisory Board of HSBC Trinkaus & Burkhardt KGaA, a German private bank, since 2004 after serving as Chairman since 1998. Mr. Jacobi is a director of the Palm Beach Civic Association. He was Chairman of the Managing Partners of Trinkaus & Burkhardt KGaA from 1981 to 1998. He was a managing partner of Berliner Handels-und Frankfurter Bank from 1977 until 1981 and an Executive Vice President of Chase Manhattan Bank from 1975 to 1977. Mr. Jacobi has served as a director of one other public company: Gillette Company. He is also a director of DIC Deutsche Investors' Capital AG and MADAUS AG. He is Honorary President of German-American Federation Steuben-Schurz e.V. and a member of the Supervisory Board of WILO AG. Director since 2004. Age: 71.

Adam M. Lindemann co-founded and has been a member of the Board of Managers of Mega Communications ("Mega"), a privately held Spanish radio group serving the East Coast of the United States, since 1998. Mr. Lindemann has been managing the operations of Mega since 2002. Mr. Lindemann managed investments for Lindemann Capital Partners, L.P. from 1996 to 2002. Previously, he was employed in different capacities in the investment services industry. Mr. Lindemann is the son of George L. Lindemann, Chairman of the Board, President and Chief Executive Officer of Southern Union. Director since 1990. Age: 44.

George L. Lindemann has been Chairman of the Board, Chief Executive Officer and a director since 1990 and has served as the Company's President since November 2005. He was Chairman of the Board and Chief Executive Officer of Metro Mobile CTS, Inc. from its formation in 1983 until April 1992. He has been President and a director of Cellular Dynamics, Inc., the managing general partner of Activated Communications Limited Partnership, a family investment entity, since 1982. Age:
70.

Thomas N. McCarter, III has been a general partner in W.P. Miles Timber Properties since 1974. In addition to his directorship with Southern Union, he is Chairman of Ramapo Land Company, Vice Chairman of Runnymede Capital Management, Inc., a director of the Institute of Scientific Investment and Governance (Tokyo, Japan) and serves on the advisory board of the Whitehead Institute. Director since 2005. Age: 76.

George Rountree, III has been an attorney in private practice in Wilmington, North Carolina since 1962. He has been a senior partner in the firm of Rountree, Losee & Baldwin, LLP and its predecessors since 1965. In June 2004, Mr. Rountree was inducted into the North Carolina Bar Association General Practice Hall of Fame. Director since 1990. Age: 72.

Alan D. Scherer has been a private investor in both real estate and oil and gas. From 1978 to 1987, he was Vice President of the Palm Beach Polo & Country Club, a 2,000-acre real estate and equestrian development in West Palm Beach, Florida. He was a consultant to Gulf & Western Corporation in its development of the Casa de Campo resort in the Dominican Republic from 1973 to 1978, and was President and Chief Executive Officer of privately held McGrath-Shank Company, developers of the Belmont Shore and Alamitos Bay properties in Southern California, from 1955 to 1973. Mr. Scherer was appointed to fill a vacancy on the Board in December 2005. Age: 74.

Vote Required and Board Recommendation

To be elected as a director, each nominee must receive the affirmative vote of a plurality of the votes duly cast at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nine nominees named above. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

Each of the nominees named above was recommended by the Corporate Governance Committee for election or re-election to the Board by the stockholders. This year, Mr. Scherer, who was appointed a director by the Board in December 2005, is standing for election by the stockholders for the first time. Mr. Scherer was appointed to fill a vacancy on the Board at the recommendation of the Corporate Governance Committee.

If elected, all nominees named above have indicated their willingness to serve; however, if at the time of the Annual meeting, any nominee is unable or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other person as the Board may designate. Should no substitute be designated, votes will be cast according to the judgment of George L. Lindemann and Adam M. Lindemann.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the election of each of the nominees named above to the Board of Directors.
--------------------------------------------------------------------------------


                                  PROPOSAL TWO

               TO APPROVE THE SALE OF THE RHODE ISLAND OPERATIONS
              OF SOUTHERN UNION'S NEW ENGLAND GAS COMPANY DIVISION

                           Description of Proposal Two

On February 16, 2006, Southern Union entered into an agreement providing for the sale to National Grid USA of the Rhode Island operations of its New England Gas Company division for $575 million, subject to a working capital adjustment, less assumed debt of $77 million (the "National Grid Transaction"). The completion of the National Grid Transaction is subject to a number of closing conditions, including the receipt of required regulatory approval.

The assets to be conveyed to National Grid USA pursuant to the National Grid Transaction constitute less than 10% of the total assets of Southern Union. Consequently, Delaware law does not require that Southern Union obtain stockholder approval to complete the National Grid Transaction. Such approval, however, may be required under Section 39-3-24 of the Rhode Island General Laws.

Southern Union does not believe that Section 39-3-24 of the Rhode Island General Laws requires it to obtain stockholder approval to complete the National Grid Transaction. To eliminate any uncertainty in this regard, the Company has requested a declaratory ruling from the Rhode Island Division of Public Utilities and Carriers(the "RI Division") to such effect. However, the Company does not expect that the RI Division will issue its ruling before the date on which this Proxy Statement is mailed to stockholders. Consequently, in order to minimize the cost of obtaining any stockholder approval that may be required, and in order to obtain stockholder approval as soon as possible, the Company is requesting that its stockholders approve the National Grid Transaction at the Annual Meeting. If the RI Division ultimately rules that Section 39-3-24 of the Rhode Island General Laws does not require Southern Union to obtain stockholder approval to complete the National Grid Transaction, then Southern Union intends to proceed with the National Grid Transaction without regard to the results of the stockholder vote on this Proposal Two.


                     Vote Required and Board Recommendation

If approval of the National Grid Transaction is required under Section 39-3-24 of the Rhode Island General Laws, then such approval will require the affirmative vote of the holders of two-thirds of the issued and outstanding common stock. Broker non-votes and abstentions will have no impact on the vote for Proposal Two.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR approval of the sale of the Rhode Island operations of Southern Union's New England Gas Company Division to National Grid USA.
--------------------------------------------------------------------------------


                                 PROPOSAL THREE

  TO APPROVE THE RESTRUCTURING OF THE OWNERSHIP OF THE MASSACHUSETTS ASSETS OF
                SOUTHERN UNION'S NEW ENGLAND GAS COMPANY DIVISION

                          Description of Proposal Three

Upon completion of the National Grid Transaction, the Company will retain direct ownership of the remaining assets of its New England Gas Company division, all of which relate to operations in Massachusetts. The Board of Directors, however, has determined that it will be preferable for those assets to be held by a direct or indirect, wholly owned subsidiary of the Company, rather than through the current divisional structure. The recent repeal of the Public Utility Holding Company Act will now permit the Company to adopt this strategically advantageous structure.

Under Massachusetts law, the Company must obtain the approval of its stockholders in order to transfer the Massachusetts operations of its New England Gas Company division to a subsidiary of the Company. Accordingly, the Company is seeking stockholder approval of such transfer. The Company may determine to transfer the Massachusetts operations of its New England Gas Company division to a subsidiary of the Company regardless of whether it completes the National Grid Transaction.


                     Vote Required and Board Recommendation

Approval of the transfer of the Massachusetts operations of the Company's New England Gas Company division to a subsidiary of the Company will require the affirmative vote of the holders of two thirds of the issued and outstanding common stock. Broker non-votes and abstentions will have no impact on the vote for Proposal Three.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR approval of the transfer of the Massachusetts operations of the Company's New England Gas Company division to a subsidiary of the Company.
--------------------------------------------------------------------------------


                                  PROPOSAL FOUR

                   TO APPROVE THE ADOPTION OF SOUTHERN UNION'S
            SECOND AMENDED AND RESTATED 2003 STOCK AND INCENTIVE PLAN

                                  Introduction

In September 2003, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved and adopted the 2003 Stock and Incentive Plan and directed that it be submitted to the stockholders for approval. Southern Union's stockholders approved the 2003 Stock and Incentive Plan at the annual meeting of stockholders held on November 4, 2003. In response to subsequent changes to the Internal Revenue Code and to the nature of the Company's business, in March 2005, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved and adopted the Amended 2003 Plan and directed that it be submitted to the stockholders for approval. Southern Union's stockholders approved the Amended 2003 Plan at the annual meeting of stockholders held on May 9, 2005. In February 2006, the Board of Directors, upon recommendation of the Compensation Committee, unanimously approved and adopted the Second Amended 2003 Plan and directed that it be submitted to the stockholders for approval. The Second Amended 2003 Plan will become effective upon stockholder approval and the Massachusetts Department of Telecommunications and Energy approve it. Approval from the Massachusetts Department of Telecommunications and Energy will be requested. Approval is required in Massachusetts, in which the Company operates in, for all transactions that could impact common stockholders' equity.

The purpose of the Second Amended 2003 Plan is to align the interests of the participants with those of other Southern Union stockholders through equity-based compensation alternatives, thereby promoting the long-term financial interests of the Company and enhancing long-term stockholder return. The Second Amended 2003 Plan is intended to enhance the Company's obligation effectively to recruit, motivate and retain the caliber of personnel essential for the Company's success and to provide them with incentive compensation opportunities that are competitive with those of similar companies.

                               Proposed Amendments

Adoption of the Second Amended 2003 Plan will effectuate the following amendments to the plan:

     o An increase from 7,000,000 to 9,000,000 in the aggregate number of shares of stock that may be issued under the Amended 2003 Plan;

     o An increase from 725,000 to 1,500,000 in the total number of shares of stock that may be issued pursuant to stock awards, performance units and other equity based rights; and

     o An increase from 4,000 to 5,000 in the maximum number of shares of restricted common stock that each non-employee director is eligible to receive annually.

               Summary Description of the Second Amended 2003 Plan

The following is a brief summary of the material features of the Second Amended 2003 Plan. This summary is qualified in its entirety by reference to the text of the Second Amended 2003 Plan, a copy of which is attached as Appendix B and is available without charge upon written request to the Secretary of the Company.

Administration and Operation

The Second Amended 2003 Plan will be administered by a committee of directors (each of whom will be a "non-employee director" for purposes of Rule 16b-3 promulgated by the Securities and Exchange Commission and an "outside director" for purposes of section 162(m) of the Internal Revenue Code) that will be designated from time to time by the Board. Currently, the Compensation Committee, composed of Messrs. Brodsky, Gitter, Jacobi and Rountree, has been charged with the responsibility of administering the Company's stock-based compensation programs, and it will serve as the administration committee for the Second Amended 2003 Plan.

Subject to certain restrictions that are set forth in the Second Amended 2003 Plan, the Compensation Committee will have complete and absolute authority to make any and all decisions regarding the administration of the Second Amended 2003 Plan, including the authority to construe and interpret the plan and awards under the plan, establish administrative rules and procedures, select award recipients, determine the type of awards, and establish the terms, conditions and other provisions of awards and amend awards. Subject to certain restrictions that are set forth in the Second Amended 2003 Plan, the Compensation Committee may delegate any of its authority and responsibility to management, except for determinations and decisions regarding awards to be made, which must be made by the Compensation Committee itself.

Eligibility

The persons eligible to receive awards under the Second Amended 2003 Plan include all of the employees, directors, officers and agents of, and other service providers to, the Company and its affiliates and subsidiaries, including CCE Holdings, LLC (which is 50% owned by the Company), CrossCountry Energy, LLC (which is wholly owned by CCE Holdings, LLC), each wholly owned subsidiary of CrossCountry Energy, LLC and Citrus Corp. (which is 50% owned by CrossCountry Energy, LLC). The Second Amended 2003 Plan provides that each non-employee director will receive annually a restricted stock award totaling 2,000 shares (or such lesser or greater amount (but not to exceed 5,000 shares) as the Compensation Committee, in its absolute discretion, may determine) or, at the election of the director, options having an equivalent value, which will be granted at such time or times as the Compensation Committee shall determine.

Shares Available for Issuance

As amended, the number of shares of common stock authorized and available for issuance under the Amended 2003 Plan, will be 9,000,000. No more than 1,500,000 shares, however, can be issued pursuant to awards in the form of stock bonuses, restricted stock, performance units or other equity-based rights, as described below, and no more than 8,995,000 shares can be issued pursuant to awards of incentive stock options. If the shares of common stock that are subject to an award are not issued or cease to be issuable because the award is terminated, forfeited or expires unexercised, those shares then will become available for future awards. The number of shares authorized and available for issuance under the Second Amended 2003 Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization, spin-off or similar action.

Types and Terms of Awards

Awards under the Second Amended 2003 Plan may take the form of stock options (either incentive stock options or non-qualified options), stock appreciation rights, stock bonus awards, restricted stock, performance units or other equity-based rights. Subject to certain restrictions that are set forth in the Second Amended 2003 Plan, the Compensation Committee will have complete and absolute authority to set the terms, conditions and provisions of each award, including the size of the award, the exercise or base price, the vesting and exercisability schedule (including provisions regarding acceleration of vesting and exercisability) and termination and forfeiture provisions.

The Compensation Committee will be subject to the following specific restrictions regarding the types and terms of awards made under the Second Amended 2003 Plan:

     o No participant may receive in any calendar year awards covering more than 500,000 shares;

     o The exercise price for a stock option may not be less than 100% of the fair market value of the stock on the date of grant; and

     o No award may be granted more than ten years after the date of the initial adoption of the Second Amended 2003 Plan (i.e., March 15,
          2013).

No stock option can be "repriced" without the consent of the stockholders and of the option holder if the effect would be to reduce or increase the exercise price per share. For this purpose, "repricing" includes a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing the exercise price.

Change in Control

If the applicable award agreement so provides, upon certain events constituting a change in control of the Company, as specified in the Second Amended 2003 Plan, immediately prior to the occurrence of the change in control, all options and stock appreciation rights subject to the award will become immediately exercisable, the expiration of the restrictions applicable to any restricted stock grant made under the award shall immediately be accelerated, and such other results shall take place with respect to other awards as may be set forth in the relevant award agreement.

Amendments and Termination

To the extent permitted by law, the Board, without the consent or approval of any plan participant, may amend, suspend or terminate the Second Amended 2003 Plan, so long as that action does not adversely affect the rights of any holder under any award then outstanding. Without the approval of the stockholders, however, in general, the Board may not amend the Second Amended 2003 Plan to increase the number of shares available for issuance or to modify the requirements regarding eligibility in the Second Amended 2003 Plan. No awards will be granted under the Second Amended 2003 Plan after the tenth anniversary of its effective date (i.e., March 15, 2013).

Federal Income Tax Consequences

The following is a brief description of the material U.S. federal income tax consequences associated with awards under the Second Amended 2003 Plan. It is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

Stock Options. There will generally be no federal income tax consequences to either the Company or the participant upon the grant of a stock option. If the option is a non-qualified stock option, the participant will realize ordinary income at exercise equal to the excess of the fair market value of the stock acquired over the exercise price and the Company will receive a corresponding deduction. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain.

If the option is an incentive stock option, the participant generally will not realize taxable income on exercise, but the excess of the fair market value of the stock acquired over the exercise price may give rise to "alternative minimum tax."

When the stock is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If that sale occurs after the expiration of two years from the date of the grant and one year from the date of exercise, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of, in general, the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company generally will be entitled to a deduction in an amount equal to the ordinary income, if any, that the participant recognizes.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled, in general, to a tax deduction in an amount equal to the ordinary income recognized by the participant except to the extent that such participant's total compensation for the taxable year exceeds one million dollars, in which case such deduction may be limited by section 162(m) of the Internal Revenue Code unless any such grant of restricted stock is made pursuant to a performance based benchmark established by the Compensation Committee.

Other Awards. In the case of other awards, the participant generally will recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or the date of delivery of the underlying shares and the Company generally will be entitled to a corresponding tax deduction.

If an award under the Second Amended 2003 Plan constitutes a deferral of compensation subject to the requirements of section 409A of the Internal Revenue Code, and if the award fails to meet those requirements or to be operated in accordance with those requirements, the recipient of the award will realize taxable income, generally, at the time of the deferral (or, if later, at the time the award ceases to be subject to a substantial risk of forfeiture), and an interest charge and additional 20% tax will also apply. It is anticipated, however, that any awards under the Second Amended 2003 Plan that are subject to the requirements of section 409A will be made and administered in accordance with those requirements.
                                New Plan Benefits

In general, the awards that will be granted to eligible participants under the Second Amended 2003 Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

2005 Plan Awards

The following awards were made in 2005 under the Amended 2003 Plan:

On June 27, 2005, Southern Union granted 32,661 restricted shares of its common stock to Eric D. Herschmann, its Interim General Counsel, and granted 4,000 restricted shares of its common stock to each of the seven non-management members of its Board of Directors. The individual shares awarded on June 27, 2005 vested in full on January 2, 2006.

Also on June 27, 2005, Southern Union granted options to purchase up to 250,000 shares of its common stock at an exercise price of $24.80 to Eric D. Herschmann, its Interim General Counsel. The stock options subject to this award are fully vested and remain exercisable for a period of ten years from the date of the grant.

On July 5, 2005, Southern Union granted options to purchase up to 100,000 shares of its common stock at an exercise price of $25.08 to Julie H. Edwards, its Senior Vice President and Chief Financial Officer. The stock options subject to this award will vest in 20% increments each year commencing on the first anniversary of the grant date and will expire on July 5, 2015.

On July 27, 2005, Southern Union granted 75,500 restricted shares of its common stock and options to purchase up to 49,075 shares of its common stock at an exercise price of $25.26 to certain officers of the Company, its subsidiaries and affiliates. The individual restricted shares awarded will vest in 25% increments each year commencing on the first anniversary of the grant date, provided the applicable recipient remains an employee of the Company, its subsidiary or affiliate. The stock options subject to the award will remain exercisable for a period of ten years from the grant date.

On August 16, 2005, Southern Union granted options to purchase up to 20,000 shares of its common stock at an exercise price of $25.72 to Michael I. German, its Senior Vice President - Utility Operations. The stock options subject to this award will vest in 20% increments each year commencing on the first anniversary of the grant date and will expire on August 16, 2015.

The grants above have not been restated to give effect to the 5% stock dividend, paid on September 1, 2005, to stockholders of record on August 22, 2005.

On September 2, 2005, Southern Union granted 3,200 restricted shares of its common stock and options to purchase up to 15,000 shares of its common stock at an exercise price of $24.80 to George E. Aldrich, its Vice President - Controller and Chief Accounting Officer. The stock options subject to this award will vest in 25% increments each year commencing on the first anniversary of the grant date and will expire on September 2, 2015.

On September 28, 2005, Southern Union granted 2,000 restricted shares of its common stock and options to purchase up to 1,300 shares of its common stock at an exercise price of $24.25 to certain officers of the Company, its subsidiaries and affiliates. The stock options subject to this award will vest in 25% increments each year commencing on September 22, 2006, and will expire on September 22, 2015.

On November 11, 2005, Southern Union granted options to purchase up to 100,000 shares of its common stock at an exercise price of $22.68 to Robert O. Bond, its Senior Vice President - Pipeline Operations. The stock options subject to this award vest in 25% increments each year commencing on the first anniversary of the grant date and remain exercisable for a period of ten years from the date of the grant.

Also on November 11, 2005, Southern Union granted options to purchase up to 50,000 shares of its common stock at an exercise price of $22.68 to Jeryl L. Mohn, its Panhandle Energy subsidiary's Senior Vice President - Operations and Engineering. The stock options subject to this award vest in 25% increments each year commencing on the first anniversary of the grant date and remain exercisable for a period of ten years from the date of the grant.

Also on November 11, 2005, Southern Union granted options to purchase up to 25,000 shares of its common stock at an exercise price of $22.68 to Monica M. Gaudiosi, its Senior Vice President - Associate General Counsel. The stock options subject to this award vest in 25% increments each year commencing on the first anniversary of the grant date and remain exercisable for a period of ten years from the date of the grant.

On December 30, 2005, Southern Union granted 61,733 restricted shares of its common stock to Eric D. Herschmann, its Senior Executive Vice President and Interim General Counsel. The individual shares awarded on December 30, 2005 will vest in full on May 16, 2006, provided that certain conditions are met.

Also on December 30, 2005, Southern Union granted options to purchase up to 100,000 shares of its common stock at an exercise price of $23.63 to Eric D. Herschmann, its Senior Executive Vice President and Interim General Counsel. The stock options subject to this award vest in two equal installments, the first occurring on May 16, 2006 and the second occurring on November 16, 2006, and remain exercisable for a period of ten years from the date of the grant.

                     Vote Required and Board Recommendation

The proposal to adopt the Amended 2003 Plan requires the affirmative vote of a majority of the shares present at the meeting, either by proxy or in person, provided that at least 50% of the outstanding common stock is voted on the proposal. Any shares not voted as a result of an abstention or a broker non-vote will count in determining whether the shares are present, but not as votes for Proposal Four.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR the adoption of the Second Amended 2003 Plan.
--------------------------------------------------------------------------------

                                  PROPOSAL FIVE


                         TO APPROVE THE ADOPTION OF THE
               AMENDED AND RESTATED EXECUTIVE INCENTIVE BONUS PLAN

                                  Introduction

In September 2003, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved and adopted the Bonus Plan to govern the award and payment of quarterly and annual cash bonuses during the five fiscal years beginning with 2004 to certain of Southern Union's executive officers, and directed that the Bonus Plan be submitted to the Company's stockholders for approval so that payments under the Bonus Plan may be deductible by Southern Union for federal income tax purposes. Southern Union's stockholders approved the Bonus Plan at the annual meeting of stockholders held on November 4, 2003. In February 2006, the Board of Directors, upon recommendation of the Compensation Committee, unanimously approved and adopted the Amended Bonus Plan and directed that it be submitted to the stockholders for approval. The Amended Bonus Plan will become effective when stockholders approve it.

The purpose of the Amended Bonus Plan is to enhance Southern Union's ability to attract and retain highly qualified executives and to provide additional financial incentives to those executives to promote the Company's success. The Amended Bonus Plan is also intended to satisfy the requirements for "performance-based compensation" within the meaning of section 162(m) of the Internal Revenue Code.

The Board believes that the Amended Bonus Plan serves Southern Union's interests by focusing management's attention on the achievement of those goals that the Board determines to be strategically and operationally important for the Company. The Board also believes that it is in the best interests of Southern Union and its stockholders to ensure that any cash bonuses to be paid to its executive officers are deductible for federal income tax purposes. Accordingly, Southern Union has structured the Amended Bonus Plan to satisfy the requirements of section 162(m) of the Internal Revenue Code for "performance-based" compensation. Generally, section 162(m) prevents a company from receiving a federal income tax deduction for compensation paid to a "Named Executive Officer" (see "Executive Officers and Compensation - Summary Compensation Table") in excess of $1 million for any year, unless that compensation is performance-based. One of the requirements of "performance-based" compensation for purposes of section 162(m) is that compensation be paid pursuant to a plan that has been approved by the company's stockholders.

                               Proposed Amendment

Adoption of the Amended Bonus Plan will amend the Bonus Plan to revise the definition of Consolidated Net Income to clarify that its calculation does not take into account discontinued operations. The change contemplated in the definition below eliminates certain one-time, non-cash charges associated with discontinued operations from the measurement of "Consolidated Net Income". The Board believes that, as a result of this amendment, awards under the Amended Bonus Plan will more accurately reflect the performance of the Company's continuing operations. The new definition will read as follows:

                  "Consolidated Net Income" shall mean, for any Fiscal Quarter or Fiscal Year, the net earnings from continuing operations before extraordinary items reported in the Company's quarterly or annual consolidated statement of operations included in the applicable Quarterly Report on Form 10-Q (in the case of a Fiscal Quarter) or Annual Report on From 10-K (in the case of a Fiscal Year), as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


Summary Description of the Amended Bonus Plan

The following is a brief summary of the material features of the Amended Bonus Plan. This summary is qualified in its entirety by reference to the text of the Amended Bonus Plan, a copy of which is attached as Appendix C and is available without charge upon written request to the Secretary of the Company.

Administration and Operation

The Amended Bonus Plan will be administered by a committee of at least two "outside" directors (within the meaning of Internal Revenue Code section 162(m)) designated from time to time by the Board. The Compensation Committee has been charged with the responsibility of administering the Amended Bonus Plan and will have complete and absolute authority to make any and all decisions regarding the administration of the Amended Bonus Plan, including interpreting the terms and provisions of the Amended Bonus Plan and establishing, adjusting, paying or declining to pay bonuses under the Amended Bonus Plan.

Eligible Executives

Participation in the Amended Bonus Plan will be limited to "Eligible Executives," which is defined as the Chief Executive Officer and any other executive officer of Southern Union designated by the Compensation Committee. No non-employee director or non-executive officer employee will be entitled to participate in, or otherwise receive benefits under, the Amended Bonus Plan.

Performance Goal

The Compensation Committee has chosen "Consolidated Net Income" as the measure of performance necessary for the payment of bonuses under the Amended Bonus Plan. For purposes of the Amended Bonus Plan, Consolidated Net Income consists of net earnings before extraordinary items, as reported in Southern Union's applicable quarterly or annual published financial statements. This Proxy Statement contains a Proposal to modify the definition of Consolidated Net Income.

Establishment of Target Bonuses

Within 90 days after the end of each fiscal year, the Compensation Committee will designate those Eligible Executives who are to be participants in the Amended Bonus Plan for that year and will specify the terms and conditions for the determination and payment of an "Incentive Bonus" to each of those participants. Not later than 20 days after the beginning of each fiscal quarter, the Compensation Committee shall designate those Eligible Executives who are to be participants in the Amended Bonus Plan for such fiscal quarter and shall specify the terms and conditions for the determination and payment of an Incentive Bonus to each of those participants. The maximum Incentive Bonus that may be payable to any Eligible Executive for any fiscal year will be 1.5% of the Consolidated Net Income for that fiscal year. The maximum incentive bonus payable to any Eligible Executive for any fiscal quarter will be 3.0% of the Consolidated Net Income for such fiscal quarter. In the event that total payments with respect to quarterly bonuses paid to any Eligible Executive exceed 1.5% of Consolidated Net Income for that fiscal year, no additional bonus may be paid pursuant to the fiscal year end bonus. The Compensation Committee may condition the payment of an Incentive Bonus upon the satisfaction of such objective or subjective standards as the Compensation Committee determines to be appropriate. The Amended Bonus Plan contains special provisions for designating additional Eligible Executives for participation in the Amended Bonus Plan after such 90-day period and determining the amount of their maximum Incentive Bonuses.

Committee Certification and Determination of Incentive Bonuses

As soon as practicable after the end of each fiscal year, the Compensation Committee will certify in writing whether the stated performance goal has been met and will determine the actual amount of the Incentive Bonus to be paid to each Amended Bonus Plan participant. In determining that amount, the Compensation Committee will consider the target bonuses established at the beginning of the year, the degree to which the established standards were satisfied and any other objective or subjective factors it deems appropriate. Target bonuses are discretionary, and the Compensation Committee may reduce the amount of, or eliminate altogether, any Incentive Bonus that would otherwise be payable.

Payment of Incentive Bonuses

Following the Compensation Committee's determination of the annual and quarterly Incentive Bonuses to be paid, those Incentive Bonuses will be paid in cash (subject to any election made by an Eligible Executive with respect to the deferral of all or a portion of his or her Incentive Bonus or the payment of all or a portion of his or her Incentive Bonus in some form other than cash if such alternatives are available).

The Amended Bonus Plan was made effective for fiscal 2004 (which commenced on July 1, 2003) and will continue in effect until the fifth anniversary of the date of such approval. The Board or the Compensation Committee, however, may suspend or terminate the Amended Bonus Plan at any time. In addition, the Compensation Committee may amend the Amended Bonus Plan from time to time as it deems advisable, except that, without the approval of the stockholders, the Compensation Committee may not amend the Amended Bonus Plan to: (i) increase the maximum amount of the Incentive Bonus that may be paid or otherwise materially increase the benefits accruing to any Eligible Executive under the Amended Bonus Plan; (ii) materially modify the eligibility requirements for participation in the Amended Bonus Plan; or (iii) change the material terms of the stated performance goal.

Federal Income Tax Consequences

The following is a brief description of the material U.S. federal income tax consequences associated with payments under the Amended Bonus Plan. This description is based on existing U.S. laws and regulations, and there can be no assurances that those laws and regulations will not change in the future. Tax consequences in other countries vary.

Under present federal income tax law, a participant in the Amended Bonus Plan will be taxed at ordinary income tax rates on the cash portion of the bonus in the year in which such cash was received. If a participant elects to defer a portion of the bonus or to receive it in some form other than cash (if such alternatives are available), the participant may be entitled to defer the recognition of income. Generally, and subject to the provisions of section 162(m) of the Internal Revenue Code, Southern Union will receive a federal income tax deduction corresponding to the amount of income recognized by the Amended Bonus Plan participants.


                               New Plan Benefits

The Incentive Bonuses, if any, that will be paid to Amended Bonus Plan participants for the life of the plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time. No awards were made during 2005 under the Bonus Plan.


                     Vote Required and Board Recommendation

The proposal to adopt the Amended Bonus Plan requires the affirmative vote of a majority of the shares present at the meeting, either by proxy or in person, provided that at least 50% of the common stock outstanding is voted on the proposal. Any shares not voted as a result of an abstention or a broker non-vote will count in determining whether the shares are present, but not as votes for Proposal Five.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR adoption of the Amended Bonus Plan.
--------------------------------------------------------------------------------



                                  PROPOSAL SIX

            TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
                         AS INDEPENDENT EXTERNAL AUDITOR


                          Description of Proposal Six

The Audit Committee of the Board of Directors has appointed
PricewaterhouseCoopers LLP as the independent external auditor of the Company to audit its consolidated financial statements for 2006, and the Board of Directors has determined that it would be desirable to request that the stockholders ratify such appointment.

PricewaterhouseCoopers LLP a registered public accounting firm, has served the Company and its subsidiaries as independent external auditor since 1990. PricewaterhouseCoopers LLP is considered by the Audit Committee and by the management of the Company to be well qualified. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent external auditor is not legally required. Nevertheless, at the recommendation of the Audit Committee, the Board of Directors has directed that the appointment of PricewaterhouseCoopers LLP be submitted for stockholder ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP at the Annual Meeting, the Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent external auditor at any time during the year if it determines that such a change would be in the best interests of Southern Union and its stockholders.


                     Vote Required and Board Recommendation

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent external auditor for the year ending December 31, 2006 requires the affirmative vote of a majority of the shares present at the meeting, either by proxy or in person. Any shares not voted as a result of an abstention or a broker non-vote effectively will be treated as a vote against Proposal Six because they will count in determining whether the shares are present, but not as votes for Proposal Six.

--------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent external auditor for the year ending December 31, 2006.
--------------------------------------------------------------------------------


                               BOARD OF DIRECTORS

                           Board Size and Composition

Currently, the Board of Directors is comprised of nine directors, each of whom serves a one-year term or until their successors are duly elected and qualified.

The following pages contain information concerning the current directors.

George L. Lindemann has been Chairman of the Board, Chief Executive Officer and a director since 1990 and has served as the Company's President since November 2005. He was Chairman of the Board and Chief Executive Officer of Metro Mobile CTS, Inc. from its formation in 1983 until April 1992. He has been President and a director of Cellular Dynamics, Inc., the managing general partner of Activated Communications Limited Partnership, a family investment entity, since 1982. Age:
70.

David Brodsky primarily has been a private investor for more than the past five years. He was formerly Chairman of the Board of Directors of Total Research Corporation from July 1998 to November 2001. Mr. Brodsky is also a director of Harris Interactive Inc. Director since 2002. Age: 68.

Herbert H. Jacobi has been Honorary Chairman of the Supervisory Board of HSBC Trinkaus & Burkhardt KGaA, a German private bank, since 2004 after serving as Chairman since 1998. Mr. Jacobi is a director of the Palm Beach Civic Association. He was Chairman of the Managing Partners of Trinkaus & Burkhardt KGaA from 1981 to 1998. He was a managing partner of Berliner Handels-und Frankfurter Bank from 1977 until 1981 and an Executive Vice President of Chase Manhattan Bank from 1975 to 1977. Mr. Jacobi has served as a director of one other public company: Gillette Company. He is also a director of DIC Deutsche Investors' Capital AG and MADAUS AG. He is Honorary President of German-American Federation Steuben-Schurz e.V. and a member of the Supervisory Board of WILO AG. Director since 2004. Age: 71.

Frank W. Denius has been Chairman Emeritus of Southern Union since 1990. Since 1990, Mr. Denius has been engaged primarily in the private practice of law in Austin, Texas. Prior to 1990, Mr. Denius had been Chairman of the Board and President of the Company. Director since 1976. Age: 81.

Thomas N. McCarter, III has been a general partner in W.P. Miles Timber Properties since 1974. In addition to his directorship with Southern Union, he is Chairman of Ramapo Land Company, Vice Chairman of Runnymede Capital Management, Inc. and a director of the Institute of Scientific Investment and Governance (Tokyo, Japan), and serves on the advisory board of the Whitehead Institute. Director since 2005. Age: 76.

Kurt A. Gitter, M.D. has been an ophthalmic surgeon in private practice in New Orleans, Louisiana since 1969. He has also been a Clinical Professor of Ophthalmology at Louisiana State University since 1978 and an assistant professor of ophthalmology at Tulane University since 1969. Director since 1995.
Age: 68.

Adam M. Lindemann co-founded and has been a member of the Board of Managers of Mega Communications, a privately held Spanish radio group serving the East Coast of the United States, since 1998. Mr. Lindemann has been managing the operations of Mega Communications since 2002. Mr. Lindemann managed investments for Lindemann Capital Partners, L.P. from 1996 to 2002. Previously, he was employed in different capacities in the investment services industry. Mr. Lindemann is the son of George L. Lindemann, Chairman of the Board, Chief Executive Officer and President of Southern Union. Director since 1990. Age: 44.

George Rountree, III has been an attorney in private practice in Wilmington, North Carolina since 1962. He has been a senior partner in the firm of Rountree, Losee & Baldwin, LLP and its predecessors since 1965. In June 2004, Mr. Rountree was inducted into the North Carolina Bar Association General Practice Hall of Fame. Director since 1990. Age: 72.

Alan D. Scherer has been a private investor in both real estate and oil and gas. From 1978 to 1987 he was Vice President of the Palm Beach Polo & Country Club, a 2,000-acre real estate and equestrian development in West Palm Beach, Florida. He was a consultant to Gulf & Western Corporation in its development of the Casa de Campo resort in the Dominican Republic from 1973 to 1978 and was President and Chief Executive Officer of privately held McGrath-Shank Company, developers of the Belmont Shore and Alamitos Bay properties in Southern California from 1955 to 1973. Mr. Scherer was appointed to fill a vacancy on the Board in December 2005. Age: 74.


                          Board Committees and Meetings

Board of Directors

The Board of Directors held 11 meetings and acted by unanimous written consent on nine occasions during 2005. All directors attended at least 75% of the total number of meetings of the Board and committees, collectively, on which they served that were held during 2005 while they were directors and a member of any such committee. All directors, except Mr. Scherer, who had a commitment prior to his appointment to the Board, are expected to attend the Annual Meeting. Each Board member that was a director at the time of last year's annual meeting of stockholders attended that meeting.

Audit Committee

The Audit Committee is composed of independent directors Messrs. Denius (Chairman), Brodsky, Jacobi and McCarter. The Audit Committee met 14 times during 2005. This Committee has the duties outlined in the Audit Committee Charter, as amended and restated on August 29, 2005, filed herewith as Appendix A and available at http://www.sug.com. The Audit Committee Charter confers upon the Audit Committee the power to directly appoint the Company's independent auditors and the sole authority to review their charges for services; the responsibility to review the scope and results of the audits performed and the adequacy and operation of the Company's internal audit function; and the duty to perform such other functions with respect to the Company's accounting, financial and operating controls as deemed appropriate by the Committee or the Board. The Board has determined that Messrs. Denius, Brodsky, Jacobi and McCarter are all "audit committee financial experts" within the meaning of the current rules of the Securities and Exchange Commission.

Compensation Committee

The Compensation Committee is composed of independent directors Messrs. Brodsky (Chairman), Gitter, Jacobi and Rountree. The Compensation Committee met ten times during 2005. This Committee determines the appropriate level of compensation for the Chairman of the Board, Chief Executive Officer and President, and for all other officers and employees of Southern Union earning a base salary of $120,000 or more; administers the Amended 2003 Plan and determines grants to be made under the Amended 2003 Plan; administers the Bonus Plan; and reviews and recommends to the Board any changes to director compensation. The Board of Directors has adopted a charter for the Compensation Committee, which is available at http://www.sug.com.

Corporate Governance Committee

The Corporate Governance Committee is composed of independent directors Messrs. Rountree (Chairman), Brodsky, Denius and Jacobi. The Corporate Governance Committee met nine times during 2005. This Committee oversees all matters of corporate governance for Southern Union, including Board nominee evaluations and recommendations to the full Board. The Board of Directors has adopted a charter for the Corporate Governance Committee, which is available at http://www.sug.com.

In evaluating and determining whether to nominate a candidate for a position on the Company's Board, the Corporate Governance Committee will consider the criteria outlined in the Committee's charter, which include experience, skill, background, integrity and independence. The Corporate Governance Committee also will determine whether the candidate meets the minimum qualifications listed in the Company's Corporate Governance Guidelines, which include the candidate's reputation, record of accomplishment, knowledge and experience, commitment to the Company, number of other board memberships and willingness to become a stockholder of the Company. In evaluating candidates for nomination, the Corporate Governance Committee utilizes a variety of methods. The Corporate Governance Committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise and the need for particular expertise on the Board. Candidates may come to the attention of the Corporate Governance Committee from current Board members, stockholders, professional search firms or officers. The Corporate Governance Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Corporate Governance Committee will consider stockholder recommendations of candidates when the recommendations are properly submitted. Any stockholder recommendations that are submitted under the criteria summarized above should include the candidate's name and qualifications for Board membership and should be addressed to Southern Union Company, 5444 Westheimer Road, Houston, Texas 77056, Attention: Corporate Secretary.

Investment Committee

The Investment Committee is composed of Messrs. Adam Lindemann (Chairman), Gitter, McCarter and Rountree. The Investment Committee met four times during 2005. The Investment Committee has the authority to make decisions regarding the Company's benefit plans. Such duties include the selection and monitoring of trustees and record keepers, monitoring of investment selection and performance and compliance with applicable regulations.

Finance Committee

The Finance Committee is composed of Messrs. Jacobi (Chairman), Brodsky, Adam Lindemann and Rountree. The Finance Committee met two times during 2005. The Finance Committee has oversight responsibilities relating to the Company's financing activities, corporate finance and capital budget review and monitoring.

                          Communications with the Board

The Board of Directors has established a process for interested parties to communicate with the Board. Such communication should be in writing, addressed to the Board or an individual director, c/o Corporate Secretary, Southern Union Company, 5444 Westheimer Road, Houston, Texas, 77056. The Corporate Secretary will forward all communications to the addressee.


               Corporate Governance Guidelines and Code of Ethics

The Board of Directors believes that Southern Union's Corporate Governance Guidelines, together with the Board Committee charters and the Company's By-Laws, provide an effective framework for the governance of Southern Union. The Board of Directors adopted revised Corporate Governance Guidelines in January 2005. Those Guidelines address the makeup and functioning of the Board, qualifications for directors, standards for director independence determinations, the composition and responsibility of committees, director access to management and independent advisors, director compensation, director orientation and continuing education, annual self-evaluation of the Board, its committees and directors and management succession. The Board of Directors recognizes that effective corporate governance is an ongoing process and the Board, either directly or through the Corporate Governance Committee, will review the Company's Corporate Governance Guidelines annually, or more frequently if deemed necessary.

In August 2004, the Company, by and through the Audit Committee of the Board of Directors, adopted a new Code of Ethics and Business Conduct (the "Code"). The newly-adopted Code replaced a previously existing code and is designed to reflect recent commentaries and interpretations of the Sarbanes-Oxley Act, NYSE rules and other applicable laws, rules and regulations. The Code applies to all directors, officers and employees. Any amendment to the Code will be promptly posted on the Company's Web site.

The Corporate Governance Guidelines and the Code are each available on the Company's Web site at http://www.sug.com. The Corporate Governance Guidelines and the Code are each also available upon request, free of charge, by calling the Company at (713) 989-2000 or by written request to Southern Union Company, 5444 Westheimer Road, Houston, Texas, 77056, Attn: Corporate Secretary.

                                 Succession Plan

On November 16, 2005, the Company announced that the Board of Directors had adopted a succession plan to apply in the event of the death, disability or retirement of George L. Lindemann, Chairman of the Board, President and Chief Executive Officer of the Company. Under the succession plan, Adam M. Lindemann would become Chairman of the Board and Eric D. Herschmann would become
President and Chief Executive Officer. The succession plan was developed and recommended to the Board by the Corporate Governance Committee, which is charged with oversight of management succession issues. The Corporate Governance Committee recommended to the Board of Directors that it adopt this succession plan as a matter of good corporate governance practice rather than out of any concern regarding Mr. Lindemann's health, ability or intent to continue to lead Southern Union. Mr. Lindemann is actively engaged in the management of the Company and no retirement announcement is expected.


                              Director Independence

Southern Union's Corporate Governance Guidelines require that a majority of the Board be composed of "independent directors," as defined by the listing standards of the NYSE and the Company's Corporate Governance Guidelines. The Board has determined that each of Messrs. Brodsky, Denius, Gitter, Jacobi, McCarter, Rountree and Scherer is an "independent director" under the current listing standards of the NYSE and the Corporate Governance Guidelines, and that each of the members of the Audit Committee is "independent" for purposes of
Section 10A(m)(3) of the Securities Exchange Act. In so doing, the Board determined that each of these individuals met the "bright line" independence standards of the NYSE listing standards and the director independence criteria set forth in the Company's Corporate Governance Guidelines. The Corporate Governance Guidelines provide that, absent other considerations, a director will be deemed to be independent if:

     o neither the director nor a member of the director's immediate family has been employed by, or received direct compensation (other than director's fees, pension payments or other form of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service) from the Company or any of its affiliates during the past three years (compensation received by an immediate family member for service as a non-executive employee is not considered in determining independence under this test);

     o neither the director nor a member of the director's immediate family is, or in the past three years has been, affiliated with or employed (or, in the case of an immediate family member, employed in a professional capacity) by a present or former internal or external auditor of the Company or any of its affiliates;

     o neither the director nor a member of the director's immediate family is, or in the past three years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that concurrently employs such director of the Company, or a member of such director's immediate family, as an executive officer;

     o neither the director nor a member of the director's immediate family is, or in the past three years has been, an executive officer (or, in the case of the director, an employee) of a company that makes payments to, or receives payments from, the Company for property or services in an annual amount which exceeds 1% of such other company's consolidated gross revenues; and

     o neither the director nor a member of the director's immediate family is, or in the past three years has been, an officer or director of a non-profit organization that has received charitable contributions from the Company or any of its subsidiaries or affiliates in an annual amount in excess of the greater of $100,000 or 1% of such organization's gross revenues.

An "immediate family member" shall include the director's spouse, parents, children, siblings, in-laws and anyone (other than domestic employees) who shares the director's home.

In addition, the Board considered transactions and relationships between each director and any member of his immediate family and the Company. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.


                          Independent Director Chairman

Frank W. Denius served as the Independent Director Chairman until the 2005 annual meeting. David L. Brodsky, upon his re-election as a director at the 2005 annual meeting, succeeded Mr. Denius as the Independent Director Chairman and will serve in such role until the 2006 Annual Meeting. The Board has appointed Herbert H. Jacobi, upon his re-election as a director at the 2006 Annual Meeting, to succeed Mr. Brodsky as Independent Director Chairman. In their respective capacities as Independent Director Chairman, Mr. Denius and Mr. Brodsky presided over executive sessions of the independent directors and the non-management directors, assisted in setting their respective agendas and acted as a liaison between these groups and the management directors of the Company. During 2005, the independent directors met as a group five times, and the non-management directors met as a group four times. These meetings were conducted, without management directors or employees of the Company being present, to discuss matters related to the oversight of the Company, compliance with the NYSE and Securities and Exchange Commission rules, and the performance of management.

Stockholders and other parties of interest who wish to communicate with the independent directors, the non-management directors or the Independent Director Chairman may do so in writing to Southern Union Company, 5444 Westheimer Road, Houston, Texas, 77056, Attention: Independent Director Chairman, c/o Corporate Secretary.

All such correspondence is reviewed by the Secretary's office, which enters pertinent information into a log for tracking purposes and forwards the material to each director as appropriate.


                               Board Compensation

During 2005, each of the Company's non-employee directors received directors' fees of $75,000, which were paid in four equal quarterly installments. In addition, each director who served as a Committee Chairman received an additional $10,000 in recognition of the added responsibilities associated with such position, which amounts were paid in a lump sum in 2005. In the future, the Company plans to include any such additional fees in the quarterly installments that each director receives. Each non-employee director may elect to defer all or any portion of his director's fees into common stock equivalent units under the Directors' Plan, a deferred compensation plan for non-employee directors. Southern Union reimburses all directors for travel expenses incurred in connection with Company business, including attendance at meetings of the Board and its Committees. Additionally, directors are offered medical, dental and vision insurance at the same rates that employees of Southern Union are offered such insurance, and are provided with liability insurance coverage for their activities as directors of Southern Union.

On June 27, 2005, each non-employee director was awarded a restricted stock grant of 4,000 shares, the amount of which grant was determined by the Compensation Committee in accordance with the Amended 2003 Plan. The individual shares awarded vested in full on January 2, 2006, and such shares were eligible for, and did receive, the 5% stock dividend payable September 1, 2005 to stockholders of record on August 22, 2005.


                                 Directors' Plan

The Company maintains the Directors' Plan, a deferred compensation plan that is designed to attract and retain well-qualified individuals to serve as outside directors and to enhance the alignment of their interests and the interests of stockholders. Participation in the Directors' Plan is optional.

Under the Directors' Plan, each non-employee director may choose to defer all or any percentage of his director's fees and invest such deferred amount in common stock. The Directors' Plan requires the Company to make a matching contribution of 100% of the first 10% of the participant's total director's fees, to the extent deferred.

A participating director is 100% vested with respect to the amount of director's fees that he elects to defer and any related income, gains and losses. The Company's matching contributions do not vest until the participating director either has completed five years of service as a director or dies while serving as a director. A participant may not withdraw deferred amounts until 30 days after such time as the director either retires or ceases to be a director of the Company or with the permission of the Board in the event of severe financial hardship.

The Board may terminate, suspend or amend the Directors' Plan under certain circumstances, but the Board has no discretion regarding its administration.

                          REPORT OF THE AUDIT COMMITTEE

The purpose of the Audit Committee it to assist the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee operates under a written charter adopted by the Board of Directors, which is available at http://www.sug.com. Management has the primary responsibility for the following: preparing, presenting and maintaining the integrity of the Company's financial statements; establishing and maintaining accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rule 13a-15(e)); establishing and maintaining internal controls over financial reporting (as defined in Securities Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal controls over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal controls over financial reporting. PricewaterhouseCoopers LLP the Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and for issuing a report thereon in accordance with the standards of the Public Company Accounting Oversight Board (United States), as well as expressing an opinion on management's assessment of the effectiveness of internal control over financial reporting and on the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's December 31, 2005 Annual Report with management that included a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including their judgments about the quality, and not just the acceptability, of the Company's accounting policies as applied in its financial reporting.

The Committee has discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets regularly with the internal and independent auditors, with and without representatives of management being present, to discuss the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's accounting principles.

During 2005, management worked to establish, evaluate and maintain the Company's system of internal controls over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act and related regulations. The Audit Committee was kept apprised of the progress of management on this evaluation and provided oversight and advice to management during the process.

In addition, the Committee discussed with the independent auditors their independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and also considered whether the provision of any non-audit services is compatible with maintaining their independence.

In performing all of these functions, the Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company's management and independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company's annual financial statements with the standards of the Public Company Accounting Oversight Board (United States) and on management's assessment of the effectiveness of the Company's internal control over financial reporting. In addition, the Company's independent external auditors will express their own opinion on the effectiveness of the Company's internal controls over financial reporting. In reliance on the opinions and discussions referred to above, the Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on March 16, 2006.

Recently, the Audit Committee has retained Mahoney Cohen and Company and Protiviti, Inc. to perform the Company's internal audit function. The Audit Committee decided to outsource the internal audit function in an attempt to provide more independent and objective oversight of this critical function.

March 15, 2006                                   Audit Committee

                                                 Frank W. Denius, Chairman
                                                 David Brodsky
                                                 Herbert H.  Jacobi
                                                 Thomas N.  McCarter, III

                     INDEPENDENT AUDITORS' FEES AND SERVICES

The following table sets forth information on fees billed by PricewaterhouseCoopers LLP:

                                                    For the Six-Month
             Fee           For the Year Ended   Transition Period Ended     For the Year Ended    For the Year Ended
          Category         December 31, 2005       December 31, 2004         June 30, 2004          June 30, 2003
          --------         -----------------       -----------------         -------------          -------------
Audit Fees                     $7,114,116 (1)             $625,000              $1,119,000              $477,000
Audit-related Fees                658,590 (2)              345,000                 399,000                18,000
Tax Fees                          130,862 (3)                   --                  20,000               378,000
All Other Fees (4)                  1,500                    1,500                   --                    3,000
                                  -------                    -----               ---------                 -----
Total Fees                     $7,405,068                 $971,500              $1,538,000              $876,000
                               ==========                 ========              ==========              ========

----------------------
(1) Represents $2 million for professional services rendered for the Company's annual audit and quarterly reviews of the financial statements and for attestation of management's assessment of internal controls. Also included, is $2.9 million for the initial year documentation and compliance with
     Section 404 of the Sarbanes-Oxley Act, $1.1 million for the audit of Panhandle Energy Pipe Line Company LP and related entities, $0.6 million for transition period audits.

(2) Represents fees associated with common stock and Equity Units offerings in 2005 and also includes $0.5 million for Transwestern and CrossCountry Holdings acquisition audits.


(3) Tax fees in 2005 are related to services for like-kind exchange consultation, tax return review and analysis of tax accounts.

(4)  Fee for use of accounting research software.


The Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independence of PricewaterhouseCoopers LLP. The charter of the Audit Committee requires pre-approval of all auditing and non-audit services (including the fees and terms thereof) to be provided to the Company by its independent auditor, other than non-audit services not recognized to be non-audit services at the time of the engagement that meet the de minimis exceptions described in Section 10A(i)(1)(B)(i) of the Securities Exchange Act, provided that they are approved by the Committee prior to the completion of the audit.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


                                    Overview

The Compensation Committee administers the Company's executive compensation program. The role of the Committee is to oversee Southern Union's compensation plans and policies, administer its stock plans and annually review and approve all compensation decisions relating to all Company officers having the rank of Vice President or higher, and all other Company employees having a base salary of $120,000 or more. These persons include the Chairman of the Board, President and Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table.



                             Compensation Philosophy

The Compensation Committee seeks to align the total compensation of the Company's executive officers and other management employees with their individual performance and with the profitability of the Company as a whole. The Committee's objective is to set the aggregate amount of the base salary, cash incentive compensation and equity-based incentive compensation of these officers and employees so that the average value of their individual total compensation packages is comparable to the average value of the total compensation packages paid to officers holding comparable positions at a peer group of other similarly sized companies. This peer group includes neighboring and other similarly sized natural gas distribution and transmission companies, and other companies that share operating and financial characteristics with the Company.

As disclosed in the Company's last proxy statement, the Compensation Committee's intent is to place a greater emphasis on the long-term equity component of executive compensation, and a decreased emphasis on the cash component, of the total compensation provided to its executives. The Compensation Committee believes the executive officers of the Company should have a greater portion of their compensation tied to the performance of the Company, and that this will help align the pecuniary interests of the Company's executive officers with those of its stockholders by focusing their attention on the long-term improvement of stockholder value.

Section 162(m) of the Internal Revenue Code generally limits deductions by publicly held corporations for federal income tax purposes to $1 million of compensation paid to each of the executive officers listed in the Summary Compensation Table, unless such excess compensation is "performance-based" as defined in section 162(m). In 2003, the Compensation Committee adopted and the stockholders approved the Bonus Plan to enable the Company to provide performance-based compensation meeting the requirements of section 162(m). To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, however, the Committee has not adopted a policy requiring all compensation to be deductible.


                     Individual Compensation Determinations

The Compensation Committee annually reviews each executive officer's base salary, cash incentive compensation and equity-based incentive compensation. The Compensation Committee believes that the performance on which executive officer compensation is based should be assessed both on an annual basis and over a longer period of time to ensure that executive officers work to support both the Company's current objectives as well as its long-term strategic objectives. Cash incentive award recommendations, if any, are based primarily on the Company's operating and financial performance, as well as customer service and safety objectives, and on each executive officer's individual performance (including his or her contributions to the Company's strategic objectives) during the prior fiscal year. Stock option recommendations, if any, are based primarily on each executive officer's individual performance during the prior fiscal year, but also upon performance judgments as to the past contributions of the individual executive officers and judgments as to their individual contributions to the Company's strategic objectives.

The Compensation Committee then determines compensation for individual executive officers in light of the following:

     o the Company's actual performance as compared to its corporate financial goals for the prior fiscal year;

     o the individual executive officer's actual performance as compared to his individual goals supporting the Company's financial and operating objectives;

     o the Company's aggregate and individual executive officer compensation levels relative to its peer group; and

     o periodic reports from independent compensation consultants regarding the compensation competitiveness of the Company.



                      Chief Executive Officer Compensation

The Compensation Committee also reviews the above types of compensation for the Chief Executive Officer with the assistance of the Company's human resources staff and independent compensation consultants and recommends adjustments as deemed appropriate based on the above compensation review criteria and its expectation as to his future contributions in leading the Company. In November 2005, the Chief Executive Officer, who also serves as the Chairman of the Board, took on the additional role of President of the Company. In recognition of this change, the Compensation Committee approved an increase in the Chief Executive Officer's salary to reflect the additional responsibilities and time commitment associated with the role of President of the Company.


                              Cash Incentive Plans

In 2003, the Compensation Committee adopted and the stockholders approved the Bonus Plan to permit the Company to provide compensation consistent with the terms of section 162(m) of the Internal Revenue Code and the performance-based exception, so that such awards will not be subject to the $1 million limit on deductibility. No awards were made pursuant to the Bonus Plan during 2005.

During 2005, all Company employees other than George L. Lindemann, the Chairman of the Board, President and Chief Executive Officer, Thomas F. Karam, the former President and Chief Operating Officer, and those employees who were members of a collective bargaining unit were eligible to receive cash bonuses based on their individual performance during the Transition Period, subject to the Company's achievement of certain earnings targets and customer service and safety objectives established by the Executive Committee. In the future, the Compensation Committee will establish the applicable goals and objectives, and will determine the amount and timing of payment, of any bonuses payable to such employees.



                          Long-Term Incentive Programs

Over time, the Committee has originated several equity-based compensation plans intended to align the pecuniary interests of the Company's executive officers with those of its stockholders by focusing their attention on the long-term improvement of stockholder value. (See Proposal Three - New Plan Benefits - 2005 Plan Awards).


                           Deferred Compensation Plans

The Company's Supplemental Deferred Compensation Plan also is designed to encourage greater ownership of common stock by executive employees by enabling them to defer up to 100% of their annual compensation (salary and bonus) through payroll deductions. The employee contributions, together with matching contributions made by the Company, if any, are invested primarily in shares of common stock. Participation in this program is at the discretion of the individual employees.

March 15, 2006                                    Compensation Committee

                                                  David Brodsky, Chairman
                                                  Kurt A.  Gitter, M.D.
                                                  Herbert H.  Jacobi
                                                  George Rountree, III

                       EXECUTIVE OFFICERS AND COMPENSATION

                    Executive Officers Who are not Directors

Executive officers of the Company, its divisions and subsidiaries are elected by the Board to serve at the pleasure of the Board or until their successors are elected and qualified. Generally, the Board reelects officers annually. The following Executive Officers of the Company, its divisions and subsidiaries are not directors.

George E. Aldrich has been Vice President - Controller and Chief Accounting Officer for Southern Union since September 2005. Prior to joining Southern Union, Mr. Aldrich was chief financial officer for Raintree Resorts International, Inc. from 1998 to September 2005. He previously served as CFO for KBC Advanced Technologies, Inc. from 1996 to 1998 and vice president and controller for Wainoco Oil Corporation from 1983 to 1996. Prior to this, Aldrich served as audit manager in a large public accounting firm. Aldrich earned a BBA in Accounting from North Texas State University. Aldrich is a certified public accountant in the state of Texas and is a member of the Financial Executives Institute. Age: 59.

Robert O. Bond has been Senior Vice President - Pipeline Operations since November 2005, and President and Chief Operating Officer of Southern Union Company's integrated pipeline operations, Panhandle Energy and CrossCountry Energy, since April 2005. Previously, Mr. Bond served as Senior Vice President of Marketing of Panhandle Energy from July 2003 to April 2005 and Vice President of Marketing for Panhandle Energy from April 2002 to July 2003. Prior to that, he was Vice President of Optimization of Panhandle Energy from December 2000 to April 2002. Mr. Bond joined Panhandle in February 2000 as Executive Director of Commercial Operations. He also served as the Director of Business Development for Sonat Marketing Company from August 1998 to November 1999. Before joining Sonat, Mr. Bond was a director of El Paso Energy and Tenneco Energy from 1984 through 1998. Age: 46.

Harry E. Dowling has been President and Chief Operating Officer of PG Energy since August 2001. Previously, he served as Executive Vice President and Chief Operating Officer of PG Energy from November 1999 to July 2001. Mr. Dowling had held other financial and operating positions with Pennsylvania Enterprises, Inc. since 1975, most recently Vice President of Customer Services from 1996 to November 1999. Age: 56.

Julie H. Edwards has been Senior Vice President and Chief Financial Officer of Southern Union since July 2005. Prior to joining Southern Union, Ms. Edwards served as Executive Vice President - Finance and Administration and CFO for Frontier Oil Corporation, Houston. She joined Frontier in 1991 as Vice President, Secretary and Treasurer. In 1994, she was promoted to the position of Senior Vice President and Chief Financial Officer. From 1988 to 1991, she served as Vice President (corporate finance) for Smith Barney, Harris, Upham & Co., Inc., New York and Houston, after joining that company as an associate in 1985. Ms. Edwards currently serves as a member of the Board of Directors of Noble Energy, Inc. Ms. Edwards earned an MBA in Finance from The Wharton School of the University of Pennsylvania, Philadelphia. She also earned a BS in Geology and Geophysics from Yale University, New Haven. Age: 47.

Michael I. German has been Senior Vice President - Utility Operations since August 2005. Prior to joining Southern Union, German was President of Southern Connecticut Gas, Connecticut Natural Gas, New Hampshire Gas and Maine Natural Gas, until his retirement from Energy East in 2005. Previously, he had been Senior Vice President of Energy East and President and Chief Executive Officer of The Energy Network from 1997 to 2003, as well as President and Chief Operating Officer of New York State Electric & Gas from 1997 to 2000. Mr. German was Senior Vice President of New York State Electric & Gas from 1994 to 1997. He worked at the American Gas Association from 1978 through 1994, as Director of Policy Coordination, then Vice President of Planning and Analysis before being promoted to Senior Vice President. He began his career with the U.S. Energy Research & Development Administration in 1976. Age: 55.

Robert J. Hack, recently appointed Chief Operating Officer of Missouri Gas Energy, also continues to serve as Missouri Gas Energy's Vice President of Pricing and Regulatory Affairs and Chief Legal Officer while the company is recruiting a new chief legal officer. Prior to joining Missouri Gas Energy as a senior attorney in 1996, Mr. Hack served as the general counsel for the Missouri Public Service Commission. Mr. Hack started his career in a small general practice law firm in Kansas City, Missouri before accepting positions with the Missouri State Tax Commission and the Missouri Public Service Commission's Office of General Counsel. Mr. Hack earned a Bachelor of Arts degree in English from Southern Methodist University and his juris doctorate from the University of Kansas School of Law. Age: 44.

Eric D. Herschmann has been Senior Executive Vice President of Southern Union since November 2005 and has served as the Company's Interim General Counsel since January 2005. Mr. Herschmann has been a partner in the law firm of

Kasowitz, Benson, Torres & Friedman LLP since 1996, has been national lead litigation counsel for the Company since 1999, and serves as counsel to various Board Committees. Mr. Herschmann is not an employee of Southern Union and will continue as a partner with his firm, but has taken on these added responsibilities and reports directly to the Board of Directors. Age: 42.

Dennis K. Morgan has been Senior Vice President - Litigation since December 2005. Previously, he served as Executive Vice President - Regulatory and Litigation since November 2004, and Executive Vice President and Secretary of Panhandle Eastern Pipe Line Company, LP since June 2003. Mr. Morgan served as Executive Vice President - Administration, General Counsel and Secretary since 2001, and was Senior Vice President - Legal and Secretary from January 1998 to April 2001. He was Vice President - Legal and Secretary from 1991 to 1997. Mr. Morgan had held various legal positions with the Company or a subsidiary of the Company since 1981. Age: 57.

Thomas C. Robillard has been President and Chief Operating Officer of Southern Union Company's New England Gas Company division since March 2001. Previously, Mr. Robillard held other operating positions with various wholly owned subsidiaries of the Company since 1995. Age: 59.

                             Executive Compensation

The following table sets forth the remuneration paid during the year ended December 31, 2005, the six months ended December 31, 2004 (the "Transition Period") and the fiscal years ended June 30, 2004 and June 30, 2003 by the Company and its subsidiaries to: (i) the Chairman of the Board, President and Chief Executive Officer; (ii) the other four most highly compensated executive officers; (iii) the Company's Senior Vice President and Chief Financial Officer, who, but for the fact she commenced employment with the Company in July, otherwise would have been reported; and (iv) two former executive officers who, but for the fact they were not serving as executive officers at the end of the Company's last completed fiscal year, would have been reported (this group is referred to as the "Named Executive Officers"):

                           Summary Compensation Table


                                          Annual Compensation                                  Long Term Compensation
                           ------------------------------------------------------   ------------------------------------------------
                                                                                                    Securities
                            Year/                                                     Restricted    Underlying
    Name and               Fiscal                                Other Annual       Stock Awards     Options /    All Other
  Principal Position       Period*    Salary ($)   Bonus(1)($)   Compensation ($)      (2)($)        SARs (3)    Compensation (4)($)
  ------------------       -------    ----------   -----------   ----------------      ------        --------    -------------------
George L. Lindemann,
Chairman of the Board,   2005         989,135      -            121,077(5)          -              -            -
President and            2004 TP      462,500         920,000   272,428(5)          -              -            138,250
Chief Executive Officer  2004         910,817         600,000   640,596(5)          -              -            151,082
                         2003         310,419         149,168   3,061,473(5)(6)     -              -            54,229

Julie H. Edwards,        2005         228,846 (8)           -   (7)                 -              105,000      -
Senior Vice President    2004 TP      -                     -   -                   -              -            -
and Chief Financial      2004         -                     -   -                   -              -            -
Officer                  2003         -                     -   -                   -              -            -

Robert O. Bond, Senior   2005         352,991          66,066   (7)                 -              100,000      -
Vice President -         2004 TP      120,120         127,050   (7)
Pipeline Operations      2004         226,024         240,000   (7)                                16,538
                         2003         181,375         119,725   (7)

Thomas C.  Robillard,    2005         327,693               -   508,453(6)          -              -            -
President and Chief      2004 TP      150,000         255,000   (7)                                             40,500
Operating Officer of     2004         296,539         217,340   (7)                 -              17,640       56,404
New England Gas          2003         390,727         130,000   (7)                 -              -            60,557
Company Division

James H. Oglesby,        2005         300,001             400   34,913(6)           -              -            300,000(9)
President and Chief      2004 TP      150,001         195,399   (7)-                -              -            34,540
Operating Officer of     2004         305,768         146,099   (7)-                -              -            45,533
Missouri Gas Energy      2003         272,689          94,400   (7)-                -              -            36,947
Division

Harry E. Dowling,        2005         300,000               -   (7)                 72,630(10)     2,048        -
President and Chief      2004 TP      150,000         255,000   (7)                                             40,500
Operating Officer of     2004         300,000         204,500   (7)                                             50,540
PG Energy Division       2003         300,000         130,000   (7)                                             45,000

**Thomas F. Karam,       2005         963,515       1,012,000   8,992,628(6)(7)     -              -            5,657,504(11)
Former President and     2004 TP      450,000       1,500,000   59,770(5)           -              -            195,000
Chief Operating Officer  2004         893,077       1,200,000   166,754(5)          -              -            149,308
                         2003         600,000         902,648   (7)                 -              -            93,598

**John E. Brennan,       2005         375,343               -   318,336(6)(7)       -              -            (12)-
Former Vice Chairman     2004 TP      300,000         600,000   (7)                 -              -            90,000
of the Board and         2004         597,692         312,500   716,813(6)          -              -            91,019
Secretary                2003         411,539         197,500   952,057(6)          -              -            63,981

----------------------
* The Fiscal Periods reported herein are defined as follows: "2005" (1/1/05 - 12/31/05), "2004 TP" for the Transition Period (7/1/04 - 12/31/04), "2004"
     (7/1/03 - 6/30/04) and "2003" (7/1/02 - 6/30/03).

** Was not serving as an executive officer of the Company at the end of its last completed fiscal year.

(1) Represents bonus paid in the indicated fiscal period, including the Transition Period, with respect to work performed in the prior fiscal period.

(2) Amounts set forth in the restricted stock award column represent the grant-date value of restricted stock awards made in the fiscal year indicated.

(3) None of the stock options reflected was awarded with tandem stock appreciation rights. The number of securities underlying options granted has been adjusted to reflect each of the stock dividends and stock splits in the form of a stock dividend after their date of grant to the date of this Proxy Statement.

(4) Company matching provided through the 401(k) Plan and the Supplemental Plan. See "Executive Officers and Compensation - Retirement Benefits" below.

(5) Includes perquisites and other personal benefits received from the Company, including the use of the Company aircraft. In fiscal year 2005, the Transition Period and fiscal year 2004, of such amount $78,602, $83,000 and $103,754, respectively, were for Mr. Lindemann's use of the Company aircraft.

(6) Includes the difference between the price paid by the individual for common stock purchased from the Company upon the exercise of non-qualified (but not incentive) stock options and the fair market value of such common stock. See also "Executive Officers and Compensation - Options Exercised During 2005 and Period Ended Values." In fiscal year 2003, $2,688,715 of such amount was for Mr. Lindemann and $952,057 was for Mr. Brennan. In fiscal year 2004, $716,813 of such amount was for Mr. Brennan. In fiscal year 2005, this amount was $503,453, $34,913, $8,992,628 and $318,336 for
     Messrs. Robillard, Oglesby, Karam and Brennan, respectively.

(7) Does not include the value of perquisites and other personal benefits because the aggregate amount of such items, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for any Named Executive Officer.

(8) Ms. Edwards commenced employment with the Company on July 5, 2005. Her salary for 2005, on an annualized basis, was $500,000. The amount shown is the actual amount earned for her partial year of service.

(9) Mr. Oglesby resigned from his positions with the Company effective December 31, 2005. In connection with his resignation, Mr. Oglesby received a severance payment in the amount of $300,000.

(10) Mr. Dowling was awarded a grant of 3,000 restricted shares on August 1, 2005. The shares subject to this award vest in 25% increments each year commencing July 26, 2006. Any dividends awarded by the Company will be paid with respect to these restricted shares.

(11) See also "Executive Officers and Compensation - Employment and Severance Agreements." Mr. Karam resigned from his positions with the Company effective November 8, 2005. In connection with his departure, Mr. Karam received a severance payment of $3,300,000, a non-compete payment of $540,000, a discretionary bonus of $416,000 and a distribution of $1,817,504 from the Supplemental Plan.

(12) On July 1, 2005, Mr. Brennan entered into a Separation Agreement with the Company, which provided that the Company would reimburse Mr. Brennan for COBRA coverage for a period of 18 months and engage Mr. Brennan as a consultant for a period of 24 months. Of the amount shown in the table, $7,254 represents reimbursement by the Company of COBRA payments made by Mr. Brennan and $225,000 represents consulting fees paid to Mr. Brennan by the Company.

                            Option Grants During 2005

The following table sets forth the stock option grants awarded to Named Executive Officers during 2005.

                                                                                              Potential Realizable Value at Assumed
                                                                                                  Annual Rates of Stock Price
                                    Individual Grants                                          Appreciation for Options Term(2)
                     ------------------------------------------------------------------------- ---------------------------------
                     Number of Securities      Percent of Total
                          Underlying         Options/SARs Granted   Exercise or
                     Options/SARs Granted       to Employees in     Base Price    Expiration
       Name                 (#)(1)              Fiscal Year (%)      ($/Sh)(1)       Date             5% ($)         10% ($)
       ----                 ------              ---------------      ---------       ----             ------         -------
Julie H. Edwards            105,000                  45.8             23.8858       7/5/2015         1,577,273       3,997,120
Harry E. Dowling             2,048                    0.9             24.0572       7/26/2015          30,985          78,522
Robert O. Bond              100,000                  43.6             22.6800      11/11/2015        1,426,333       3,614,608


(1) The number of and exercise price for securities underlying options granted have been adjusted to reflect each of the stock dividends and stock splits in the form of a stock dividend after their date of grant to the date of this Proxy Statement.

(2) Potential realizable value is based on an assumption that the market price of the Company's common stock appreciates at the stated rates compounded annually, from the date of grant until the end of the respective option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation.


           Options Exercised During 2005 and 2005 Period Ended Values

The following table provides information regarding the exercise of stock options, incentive and non-qualified, by each of the Named Executive Officers and the value of unexercised "in-the-money" options as of December 31, 2005.

                                                                Number of Securities Underlying      Value of Unexercised In-the
                                                              Unexercised Options at Year End (1)   Money Options at Year End (2)
                             Shares Acquired      Value       -----------------------------------   -----------------------------
          Name                on Exercise        Realized       Exercisable         Unexercisable   Exercisable     Unexercisable
          ----                -----------        --------       -----------         -------------   -----------     -------------
George L. Lindemann                -                 -            616,509                 -         $6,978,630            -
Julie H. Edwards                   -                 -               -                 105,000           -                -
Robert O. Bond                     -                 -             3,307               113,231        $22,502          $397,725
Thomas C. Robillard             102,984         $1,176,463           -                  51,972           -             $484,521
James H. Oglesby                 27,154          $264,522          21,371                 -          $188,228             -
Harry E. Dowling                   -                 -             48,540               27,346       $441,617          $187,909
Thomas F. Karam                 686,376         $9,353,788           -                    -              -                -
John E. Brennan                  92,559         $1,557,592        120,340                 -         $1,352,671            -

---------------------------

(1) The number of and exercise price for securities underlying exercised and unexercised options have been adjusted to reflect each of the stock dividends and stock splits in the form of a stock dividend after their date of grant to the date of this Proxy Statement.

(2) Based on a closing price on December 31, 2005 of $23.63 per share as reported by the NYSE.


                              Retirement Benefits

The Company sponsors eight "Qualified" retirement income plans and one "Non-Qualified" retirement income plan. The eight Qualified plans cover substantially all employees of Southern Union and its various divisions and subsidiaries, but do not cover employees of the corporate headquarters and Panhandle Energy.

Mr. Karam was previously covered by the Employees' Retirement Plan of Southern Union Company's PG Energy Division (the "Pennsylvania Retirement Plan") until December 31, 2001, when he assumed corporate responsibilities. Thereafter, no further retirement benefits accrued for Mr. Karam under any of the above-referenced plans prior to his retirement.

Mr. Oglesby was covered by the Southern Union Company Retirement Income Plan until December 31, 2005, when he retired.


                               Pension Plan Table


                                        Estimated Annual Benefits at Normal
             Name                       Retirement Age from Qualified Plan ($)
             ----                       ------------------------------------
             George L. Lindemann                       0
             Julie H. Edwards                          0
             Robert O. Bond                            0
             Thomas C. Robillard                       35,078
             James H. Oglesby                          0
             Harry E. Dowling                          97,908
             Thomas F. Karam                           15,587
             John E. Brennan                           0


Mr. Dowling is covered by the Pennsylvania Retirement Plan, which provides a pension equal to 1.25% of final average compensation times years of service (not to exceed 30 years) plus 0.40% of that portion of final average compensation which exceeds a Base Amount, times years of service (not to exceed 30 years). The benefit is payable for life, commencing without a reduction for early retirement as early as age 62. The Base Amount is generally related to the average Social Security maximum taxable wage base over the participant's career.

Mr. Robillard is covered by the Southern Union Company ProvEnergy Pension Plan for Non-Bargaining Unit Employees. This plan provides a pension equal to 2.0% of final average compensation reduced by 1.66% of expected social security benefits, with the result multiplied by years of service (not in excess of 30 years), plus 1.5% of final average compensation per year of service in excess of 30 years. The benefit is payable for life commencing at age 65.

             Information Regarding Plans and Other Arrangements Not
                        Subject to Stockholder Approval

Equity compensation plans approved by stockholders include both the Amended 2003 Plan and the 1992 Plan. Options are still outstanding under the 1992 Plan, but no shares are available for future grant under the 1992 Plan because it expired on July 1, 2002. Under both plans, stock options are issued at the fair market value on the date of grant and typically vest ratably over five years.

                            Equity Compensation Plans

The following table sets forth, for each type of equity compensation plan, the number of outstanding options and the number of shares remaining available for issuance as of December 31, 2005:


                                                                                                    Number of Securities
                                                                                                  Remaining Available for
                                                                                                   Future Issuance Under
                                       Number of Securities                                         Equity Compensation
                                         to be Issued Upon           Weighted-Average                 Plans (excluding
                                            Exercise of             Exercise Price of                  securities
           Plan Category                Outstanding Options        Outstanding Options         reflected in first column)
           -------------                -------------------        -------------------         --------------------------
Plans approved by stockholders               2,759,037                    15.64                       6,246,939(1)


(1) This number will be increased to 8,246,939 upon approval of the Second Amended 2003 Plan (Proposal Four).

                     Issuer Purchases of Equity Securities

The following table provides information regarding the purchase of equity securities by the Company of shares or any other units of any other class of the Company's equity securities that is registered by the Company pursuant to
Section 12 of the Securities Exchange Act.

                                                                                                               Maximum Number
                                                                                  Total Number of             (or Approximate
                                                                            Shares (or Units) Purchased       Dollar Value of
                                                                                      as Part             Shares or Units that May
                                                                                    of Publicly                    Yet be
                          Total Number of Shares/      Average Price Paid            Announced                Purchased Under
            Period            Units Purchased         Per Share (or Unit)        Plans or Programs          The Plan or Program
            ------            ---------------         -------------------        -----------------          -------------------
          11/9/05(1)              649,343                    $23.15                     N/A                         N/A

------------------------

     (1) Pursuant to the terms of the Separation Agreement and General Release between the Company and Thomas F. Karam (as further described below), Mr. Karam was entitled to exercise the stock options in which he was vested as of November 8, 2005. In lieu of his exercising such options in the open market, the Board, upon recommendation from management, authorized the Company to (i) permit payment of (x) the exercise price with respect to such options and (y) any federal, state or local taxes required to be withheld in respect of such exercise, to be made in shares of stock that would otherwise be issued to Mr. Karam upon the exercise of the options and (ii) purchase, at a price not to exceed $23.15 per share, the net shares issued to Mr. Karam upon such exercise.


        Employment Agreements, Severance Agreements and Indemnification

Employment and Severance Agreements

On November 8, 2005, the Company and Thomas F. Karam, a Director and President and Chief Operating Officer of the Company, announced Mr. Karam's immediate resignation from his positions with the Company and its subsidiaries and other affiliates. In connection with Mr. Karam's departure, on November 7, 2005, the Company and Mr. Karam entered into a Separation Agreement and General Release (the "Karam Severance Agreement").

The Karam Severance Agreement supersedes the terms and conditions of Mr. Karam's prior employment agreement, under which he would have been entitled to receive severance and other payments upon termination of his employment by the Company. Under the Karam Severance Agreement, Mr. Karam received severance in the amount of $3,300,000 and a special discretionary bonus in the amount of $412,000 in respect of calendar year 2005 performance.

In addition, the Karam Severance Agreement includes 24-month non-competition and consulting arrangements, for which Mr. Karam was compensated $540,000. Mr. Karam will also receive $1,588,000 in respect of a 24-month consulting arrangement. Such consulting assignments, for which Mr. Karam will be paid monthly in arrears, are expected to focus on business development and strategic initiatives.

Pursuant to the Karam Severance Agreement, Mr. Karam repaid in full the outstanding balance under the Secured Promissory Note dated December 20, 1999, made by Mr. Karam in favor of the Company. The original principal amount of such note was $4,000,000, and the balance at the time of repayment was $2,383,487.

The Karam Severance Agreement also provides that Mr. Karam will receive:

     o A distribution of his account balance under the Southern Union Company Supplemental Deferred Compensation Plan in connection with an amendment of such plan to terminate Mr. Karam's participation therein; and

     o    Reimbursement for the cost of COBRA coverage through May 31, 2007.

The description above is a summary of the Karam Severance Agreement and is qualified in its entirety by the Agreement, which was filed with the Securities and Exchange Commission as an exhibit to the Form 8-K filed, on November 8, 2005.

On July 1, 2005, the Company and John E. Brennan, former Vice-Chairman of the Board of Directors and Secretary of the Company, entered into a Separation Agreement and General Release (the "Brennan Severance Agreement").

Mr. Brennan's employment with the Company terminated on June 1, 2005. The Brennan Severance Agreement provides that Mr. Brennan will:

     o    Receive reimbursement for COBRA coverage for a period of 18-months;

     o Receive an 18-month period to exercise stock options that vested prior to June 1, 2005 and

     o Be engaged by the Company as a consultant for a period of 24 months beginning on June 2, 2005 at a rate of $37,500.00 per month, payable monthly in arrears.

In connection with her employment by the Company, in July 2005 the Company and Julie Edwards, Vice President and Chief Financial Officer of the Company, entered into a Change of Control Agreement that will expire July 5, 2007. Under the terms of the Change of Control Agreement, upon a change of control of the Company during the term of the agreement, Ms. Edwards may receive an amount equal to her annual base salary and reimbursement for COBRA coverage, in each case pro-rated over the then remaining portion of the two-year change in control period.

2005 Severance Pay Plan

On March 15, 2005, the Board of Directors adopted the Southern Union Company Severance Pay Plan (the "2005 Severance Pay Plan"), which provides severance pay to certain non-union employees of Southern Union, its divisions and subsidiaries that are directly or indirectly 100% owned by Southern Union. Certain classes of such terminated employees, however, are ineligible to receive benefits pursuant to the 2005 Severance Pay Plan, including the following:

     o employees who receive disability benefits and are unable to return to employment;

     o    employees who are terminated for cause or misconduct;

     o employees of Southern Union's wholly owned subsidiary Panhandle Eastern Pipe Line Company, LP ("Panhandle") and its subsidiaries who are covered under a separate severance plan of Panhandle;

     o employees who are eligible to receive severance benefits under another severance plan of an affiliate of Southern Union;

     o employees who are a party to a written employment or severance agreement with Southern Union or any of its affiliates that provides for severance compensation; and

     o employees who fail to execute a separation agreement and general release.

The 2005 Severance Pay Plan provides benefits to eligible employees upon the permanent and involuntary termination of their employment. Generally, the 2005 Severance Pay Plan entitles eligible employees to receive severance pay in an amount equal to two weeks of base pay for each full or partial year of service with Southern Union, its divisions and subsidiaries that are directly or indirectly 100% owned by Southern Union, up to a maximum benefit equal to 52 weeks of base pay, and with a minimum benefit equal to six weeks of base pay.

For the year ended December 31, 2005, payments made under the 2005 Severance Pay Plan to the Company's business units were as follows: New England Gas Company - $3,708; Missouri Gas Energy - $52,732; Pennsylvania Gas Energy - nil; CrossCountry Energy - $2,380,495; Panhandle Pipe Line Company - $2,614,779 and Corporate - $115,940.


Indemnification Agreements

Southern Union indemnifies its directors and officers to the fullest extent permitted by law, so that they will be free from undue concern about personal liability in connection with their service to the Company. This is required under the By-Laws, and Southern Union also has entered into agreements with its directors contractually obligating it to provide this indemnification.


          Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during fiscal 2005 were Messrs. Brodsky (Chairman), Denius, Gitter, Jacobi and McCarter. None of the members of the Compensation Committee has ever been an officer or employee of Southern Union or any of its subsidiaries, and no "compensation committee interlocks" existed during fiscal 2005.

            Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires that the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NYSE. These officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

Based solely on review of the copies of the Section 16(a) forms that the Company's directors, executive officers and greater than 10% stockholders, if any, furnished to the Company and filed with the Securities and Exchange Commission during 2005, such persons complied with all applicable Section 16(a) filing requirements with respect to any open market transactions by these individuals during 2005.


                               SECURITY OWNERSHIP

The following table sets forth the number of all shares of the common stock beneficially owned by each director, by each Named Executive Officer (other than Messrs. Brennan, Karam and Oglesby, as to whose current beneficial ownership the Company has no knowledge), by each person known by the Company to beneficially own 5% or more of the Company's outstanding common stock, and by all directors and executive officers as a group on March 3, 2006, unless otherwise indicated in the footnotes. Each of the following persons and members of the group had sole voting and investment power with respect to the shares shown, unless otherwise indicated in the footnotes. Number of shares held excludes options to acquire shares of common stock that are not exercisable within 60 days of March 3, 2006.

                                                    Amount and Nature of
                                                    Beneficial Ownership
                                                      Number of Shares              Percent
    Name of Beneficial Owner                       Beneficially Owned (1)          of Class
    ------------------------                       ----------------------          --------
    George L. Lindemann                               7,818,728 (2)(3)              6.9%
    Adam M. Lindemann                                 3,217,545 (3)(4)              2.9%
    Robert O. Bond                                        9,247  (5)                  *
    David Brodsky                                        59,516  (6)                  *
    Frank W. Denius                                     129,125  (7)                  *
    Harry E. Dowling                                     79,729  (8)                  *
    Julie H. Edwards                                     25,087  (9)                  *
    Kurt A. Gitter, M.D.                                261,121 (10)                  *
    Herbert H. Jacobi                                     9,029 (11)                  *
    Thomas N. McCarter, III                               5,250                       *
    Thomas C. Robillard                                  44,088 (12)                  *
    George Rountree, III                                 93,920 (13)                  *
    Allan D. Scherer                                      8,070 (14)                  *
    All directors and executive officers
         as a group (13 persons)                                (15)               10.9%

---------------------------------

     *    Less than 1%.

     (1) Includes options to acquire shares of common stock that are exercisable presently or within 60 days of March 3, 2006. All shares owned by each director or Named Executive Officer in the 401(k) Plan, Directors' Plan, Supplemental Plan and Southern Union Company Direct Stock Purchase Plan is as of December 31, 2005 (unless otherwise noted).

     (2) Includes: 3,813,816 shares owned directly; 3,289,220 shares owned by Mr. Lindemann's wife; 73,998 vested shares held through the Southern Union Supplemental Plan for Mr. Lindemann; 25,186 vested shares held by the 401(k) Plan for Mr. Lindemann; and 616,508 shares Mr. Lindemann is entitled to purchase upon the exercise of stock options exercisable pursuant to the 1992 Plan.

     (3) Each member of the Lindemann family disclaims beneficial ownership of any shares owned by any other member of the Lindemann family. Accordingly, with respect to each member of the Lindemann family, the above table reflects only individual share ownership, except that the shares beneficially held by Dr. F.B. Lindemann are reflected as owned by George L. Lindemann, as explained in Note (2).

     (4)  Includes 20,924 vested shares pursuant to the Directors' Plan.

     (5) Includes 978 vested shares pursuant to the 401(k) Plan and 8,269 options that are or will become exercisable within 60 days of March 3, 2006.

     (6) Includes: 12,215 vested shares pursuant to the Directors' Plan; and 4,513 shares owned by the David L. Brodsky Retirement Plan, by Van Liew Capital and Trust Company, as trustee. Mr. Brodsky disclaims beneficial ownership of the Retirement Plan shares, to the extent that he does not have a pecuniary interest therein.

     (7) Includes: 1,217 shares owned by Mr. Denius' wife; 68,938 shares owned by The Effie and Wofford Cain Foundation (the "Foundation"), of which Mr. Denius is a director; and 22,491 vested shares pursuant to the Directors' Plan. Mr. Denius disclaims beneficial ownership of the shares held by the Foundation because he does not have a pecuniary interest in or control of the Foundation's assets.

     (8) Includes: 27,437 vested shares in the Supplemental Deferred Compensation Plan; 9,632 vested shares in the 401(k) Plan; and 30,406 options that are or will become exercisable within 60 days of March 3, 2006. Does not include 3,150 restricted shares which vest in 25 % increments beginning July 26, 2006.

     (9)  Includes 87 vested shares in the 401(k).

     (10) Includes 25,244 vested shares pursuant to the Directors' Plan and 1,275 shares owned by Dr. Gitter's daughter.

     (11) Includes 3,779 vested shares in the Director's Deferred Compensation Plan.

     (12) Includes: 36,845 vested shares in the Supplemental Deferred Compensation Plan; 2,832 vested shares in the 401(k) Plan; and 4,410 options that are or will become exercisable within 60 days of March 3, 2006.

     (13) Includes: 1,841 shares owned by Mr. Rountree's wife; and 36,526 vested shares pursuant to the Directors' Plan.

     (14) Includes: 3,582 shares owned by Mr. Scherer's wife.

     (15) Excludes options granted pursuant to the Amended 2003 Plan and the 1992 Plan to acquire shares of common stock that are not presently exercisable or do not become exercisable within 60 days of March 3, 2006. Includes vested shares held through certain Southern Union benefit and deferred savings plans for which certain executive officers and directors may be deemed beneficial owners, but excludes shares which have not vested under the terms of such plans.

                         COMMON STOCK PERFORMANCE GRAPH

The following performance graph compares the performance of the common stock to the Standard & Poor's 500 Stock Index ("S&P 500 Index") and the Standard & Poor's Supercomposite Gas Utilities Index ("S&P Supercomposite Gas Utilities Index"). The comparison assumes $100 was invested on December 31, 2000, in the common stock, the S&P 500 Index and in the S&P Supercomposite Gas Utilities Index. Each case assumes reinvestment of dividends.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


                                              2000       2001        2002       2003        2004       2005
Southern Union                                100         75          69         80         110        114
S&P 500 Index                                 100         88          69         88          98        103
S&P Supercomposite Gas Utilities Index        100         78          51         61          68         71


The following companies are included in the S&P Supercomposite Gas Utilities Index used in the graph: AGL Resources, Inc., Atmos Energy Corporation, Cascade Natural Gas Corporation, Energen Corp., Equitable Resources, Inc., The Laclede Group, Inc., National Fuel Gas Co., New Jersey Resources Corporation, Nicor, Inc., Northwest Natural Gas Company, ONEOK, Inc., Peoples Energy Corporation, Piedmont Natural Gas Company, Inc., Questar Corp., South Jersey Industries, Inc., Southern Union Company, Southwest Gas Corporation, UGI Corporation and WGL Holdings, Inc.


                             CERTAIN RELATIONSHIPS

Eric D. Herschmann was appointed Senior Executive Vice President of the Company in November 2005 and has served the Company as its Interim General Counsel since January 2005. Mr. Herschmann continues to serve as a partner of, and to be compensated by the law firm of Kasowitz, Benson, Torres & Friedman, LLP (the "Kasowitz Firm"), which provides legal services to the Company and certain of its affiliates. During 2005, the total amount paid by the Company and its affiliates to the Kasowitz Firm for legal services (including disbursements) was $5,933,163. Although Mr. Herschmann is an executive officer of the Company, he is not an employee of the Company and does not receive a salary from the Company. Mr. Herschmann was eligible for, and did receive, certain restricted stock and option grants pursuant to the Amended 2003 Plan. Information concerning Mr. Herschmann's restricted stock and option grants is set forth under "Proposal Four - New Plan Benefits - 2005 Plan Awards" and was reported on Form 4 reports filed with the Securities and Exchange Commission on July 1, 2005 and January 4, 2006, respectively.

Since 1993, Southern Union has maintained executive offices in New York City for use by its Chairman of the Board, President and Chief Executive Officer and other Company executives, directors and representatives when conducting business there. Until October 1, 2004, the space Southern Union occupied was leased by Activated Communications, Inc. ("Activated"), an entity owned by Chairman Lindemann and members of his family. From 1993 until October of 2004, Southern Union reimbursed Activated in accordance with a cost sharing arrangement approved by disinterested directors in 1993 (the "Cost Sharing Arrangement"). Southern Union's payments to Activated for the periods July through September 2004 and fiscal years ended June 30, 2004 and 2003 for reimbursement of lease related expenses were $245,766, $713,000 and $690,000, respectively, which were calculated pursuant to the Cost Sharing Arrangement. During fiscal year 2003, Southern Union renovated the office space and, during the renovation period, Southern Union leased temporary space at a cost of $313,000 for shared use by Company personnel and representatives, and other non-Company personnel who maintain offices in the leased space, including director Adam M. Lindemann and persons employed by him or businesses he controls.

In 2004, the Audit Committee reevaluated the Cost Sharing Arrangement and determined that it is in the Company's best interest to maintain a presence in New York City. Based on such reevaluation, Southern Union agreed to assume the lease from Activated and to enter into a sublease arrangement with Activated (the "Sublease"). Nevertheless, both Activated and Southern Union have operated as though the Sublease was in effect as of October 1, 2004. The Sublease requires payments in advance from Activated with the payment based on the direct space utilized by Activated and a portion of certain common area office space. During 2005, Activated paid the Company $198,602.92 for rent and lease related expenses incurred under the sublease.

Certain Southern Union executive officers, directors and employees invested an aggregate of approximately $2,600,000 and beneficially held in the aggregate approximately a 3% equity ownership interest either directly, indirectly or through a partnership unrelated to Southern Union, in Advent Networks, Inc. ("Advent"), a private technology company in which Southern Union also maintained an investment. Additionally, a wholly owned subsidiary of Southern Union had guaranteed a $4,000,000 line of credit between Advent and a bank.

On March 24, 2005, Advent's board of directors approved the filing of a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Western District of Texas. As a result, Southern Union recorded a $4 million liability associated with the guarantee by a subsidiary of the Company of a line of credit between Advent and a bank in the first quarter of 2005. Subsequent to the bankruptcy filing on April 8, 2005, Advent defaulted on its $4 million line of credit and the guarantee liability was funded. Also as of March 31, 2005, the Company recorded a $508,000 other-than-temporary impairment of its remaining unreserved investment in Advent. The total charge of $4.5 was reflected in other income, net in the Consolidated Statement of Operations for the quarter ended March 31, 2005.

In January 2000, the Company advanced $308,000 and entered into a note agreement with Dennis K. Morgan, its Senior Vice President - Litigation. The note called for monthly payments of $1,500 commencing on February 15, 2000 and for payment of the outstanding principal balance and any accrued but unpaid interest on January 27, 2010. The note bore interest at five basis points plus the Eurodollar Rate per annum and was uncollateralized. Mr. Morgan remained current in his payments and, during 2005, the largest principal amount due was $274,406. On August 8, 2005, Mr. Morgan paid the remaining outstanding balance.



                        THE COMPANY'S 2005 ANNUAL REPORT

Copies of the Company's Annual Report to Stockholders and Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission, are available without charge to stockholders upon written request to the Secretary of the Company. Neither such Annual Report to Stockholders nor the Annual Report on Form 10-K for the year ended December 31, 2005 is to be treated as part of the proxy solicitation materials or as having been incorporated herein by reference.

                                          By Order of the Board of Directors,

                                          /s/ Robert M Kerrigan, III

                                          ROBERT M.  KERRIGAN, III
                                          Vice President, Assistant General
                                          Counsel and Secretary

Houston, Texas
April 5, 2006

                                                                      APPENDIX A

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

         The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Southern Union Company, a Delaware corporation (the "Company"), in accordance with its powers and purposes as set forth in Article IV of the By-Laws of the Company, as amended from time to time, shall, among other things:

A. Consist of no fewer than three members, and, in the business judgment of the Board, each of its members shall meet the independence and experience requirements, and one or more of its members shall meet any additional applicable requirements including as to financial or accounting expertise, as may be required for a public company under federal securities law and the rules and regulations of the Securities and Exchange Commission (the "SEC"), including for a New York Stock Exchange Listed Company, in each instance taking into consideration specific relevant precedent, commentary and other advisory information available when such judgment is or should be made. The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate (including the authority to grant preapprovals of audit and permitted non-audit services); provided that, the decisions and deliberations of any such subcommittee shall be presented to the full Committee at its next scheduled meeting.

B. Assist Board oversight of (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the qualifications and independence of the Company's independent auditor; and (4) the performance of the Company's independent auditors.

C. Prepare a Committee report as required by the SEC to be included in the Company's annual proxy statement.

D. Conduct an annual evaluation of the Committee's performance. As part of such evaluation, the Committee shall compare its performance with the requirements of this charter, identify its objectives for the next year, review and reassess the adequacy of this charter and recommend to the Board changes in this charter, if any, considered appropriate by the Committee. Such evaluation shall be reported to the Board at least annually in such manner as the Committee determines.

E. Review and assist in the preparation and completion of the budget, objectives, activities, performance, organizational structure, staffing and qualifications of the Company's internal audit department.

F. Meet in executive sessions with the Company's senior internal auditor outside the presence of management as often as needed, but on no less than a quarterly basis.

G. Approve the appointment and replacement of the senior internal auditor or approve the retention of, and engagement terms for, any third party provider of internal audit services.

H. Review, as necessary, summaries of the significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

I. Provide an open avenue of communication between the internal auditors, the Company's independent auditor, and the Board, the representative of the Company's stockholders.

J. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and related disclosures, including "disclosure controls and procedures" (as defined under SEC Rules 13a-15(e) and 15d-15(e)) and "internal control over financial reporting" (as defined under SEC Rules 13a-15(f) and 15d-15(f)), and the confidential, anonymous submission by employees of concerns regarding questionable accounting, auditing or disclosure matters.

K. Appoint, retain, compensate, evaluate and terminate the Company's independent auditor. The Committee shall have the sole authority to approve all audit engagement fees and terms, as well as all significant non-audit engagements with the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditor and the internal auditor shall report directly to the Committee.

L. Preapprove all auditing services and permitted non-audit services (including fees and terms thereof) to be provided to the Company by its independent auditor, other than non-audit services not recognized to be non-audit services at the time of the engagement that meet the de minimis exceptions described in Section 10A(i)(1)(B)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that they are approved by the Committee prior to the completion of the audit.

M. Review, and consult with the Company's independent auditor and such representatives of the Company, including its management, as the Committee deems appropriate, regarding an annual audit's scope and plan and the result of each annual audit.

N. At least annually, obtain and review a report by the Company's independent auditor describing: (1) such auditor's internal quality-control procedures;
     (2) any material issues raised by the most recent internal quality-control review, or peer review, of such auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such auditor, and any steps taken to deal with any such issues; and (3) all relationships between such auditor and the Company.

O. After reviewing the foregoing report, evaluate and assess the adequacy of the qualifications, performance and independence of the Company's independent auditor. The evaluation should include the review and evaluation of the lead partner of such auditor. In making such evaluation, the Committee should take into account the opinions of management and the Company's internal auditor. The Committee should present its conclusions with respect to the independent auditor to the full Board.

P. Obtain from the Company's independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated and that such auditor does not have any reason to believe that there has been conduct in violation of Rule 13b2-2 of the Exchange Act.

Q. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by applicable law or regulations pertaining to the Company and its independent auditor. The Committee from time to time should also consider whether, in order to assure continuing auditor independence, there should be a regular rotation of the audit firm. The Committee should present its conclusions with respect to the independent auditor to the full Board.

R. Review, as the Committee deems appropriate, filings and other published Company documents containing the Company's consolidated financial statements.

S. Discuss the Company's annual audited financial statements and quarterly financial statements with management and the Company's independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to filing with the SEC, and discuss the Company's earnings press releases, as well as any significant financial information and earnings guidance provided to analysts and rating agencies, which need not occur prior to release unless material and not consistent with the types of information or presentation the Company generally has made previously.

T. Discuss policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken. The Committee should discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

U. Consult and meet separately, periodically, with the Company's independent auditor, with the Company's internal auditor and with such representatives of the Company's management as the Committee may deem necessary, regarding, and review:

     1. all critical accounting policies and practices to be used by the Company's independent auditor;

     2. the Company's application (considering both acceptability and appropriateness) of accounting principles, and the clarity of the Company's disclosures regarding such application and principles;

     3. material changes proposed to be made in any such application of accounting principles or any such controls and procedures (either as a matter of discretion or required as a result of changes in such principles) and other changes when made;

     4. all alternative treatments of financial information within generally accepted accounting principles that have been discussed by the Company's independent auditor and the Company's management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company's independent auditor;

     5. the Company's "disclosure controls and procedures" (as defined under SEC Rules 13a-15(e) and 15d-15(e)) and "internal control over financial reporting" (as defined under SEC Rules 13a-15(f) and 15d-15(f)), such review to include a discussion with the Chief Executive Officer and the Chief Financial Officer regarding their quarterly evaluation of such controls, including any significant deficiencies in the design or operation of such controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in such controls;

     6. the qualitative views of such persons with respect thereto and to possible reactions of the Company's stockholders; and

     7. material written communications between the Company's independent auditor and the Company's management, such as any management letter or schedule of unadjusted differences.

     In light of such review, consultations and meetings, the Committee should make such recommendations concerning the same to the Company's management as the Committee deems appropriate and, if it deems appropriate, report or direct the Company's management to report on such matters to the Board.

V. Review (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the Company's independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (4) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

W. Review regularly with the Company's independent auditor any audit problems or difficulties, including any restrictions on the scope of such auditor's activities or on access to requested information, and any disagreements with management, and management's response thereto. Such review should include a discussion of the responsibilities, budget and staffing of the Company's internal audit function.

X. Set clear Company policies for hiring employees or former employees of the Company's independent auditor, particularly for management positions or if such person provided services to the Company.

Y. Review with counsel to the Company, appropriate representatives of management and the Company's independent auditor litigation, regulatory proceedings and issues of compliance with applicable law that could have an impact on the Company's consolidated financial statements and public disclosure.

Z. After consultation with such representatives of the Company's management as the Committee may deem necessary, review annually with the Company's independent auditor each professional service (in addition to the audit services that they provided pursuant to their engagement by the Committee) that was provided in the previous year (subject to Item K above) or is then proposed to be provided in the subsequent year to the Company by the Company's independent auditor and the fees therefor.

AA. Keep a record of its proceedings and regularly provide summary reports to the Board, or as otherwise provided by law or whenever it shall be called upon by the Board to do so.

BB. Develop and recommend to the Board a code of business conduct and ethics for directors, officers and employees of the Company, disclose promptly any waivers of the code for directors or executive officers, and review the code and monitor compliance at least once a year.

CC. Perform or cause to be performed such other duties, functions or investigations with respect to the Company's accounting and financial reports and internal controls and procedures as the Committee deems necessary and consistent with Article IV of the By-Laws of the Company, or as otherwise specifically directed by the Board.

DD. Possess the sole authority and discretion, to the extent it deems necessary or appropriate, to retain or engage independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of (1) compensation (a) to the independent auditor for the purpose of preparing, rendering or issuing an audit report or performing other audit, review or attest services for the Company, and
     (b) to the independent legal, accounting or other advisors employed by the Committee, and (2) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                                                                      APPENDIX B









                             SOUTHERN UNION COMPANY

                           SECOND AMENDED AND RESTATED

                          2003 STOCK AND INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                               Page

I. PURPOSES.......................................................................1
1.1      Purposes.................................................................1
1.2      Types of Awards..........................................................1
1.3      Effectiveness............................................................1

II. CERTAIN DEFINITIONS...........................................................1
2.1      "Annual Non-Employee Director Election"..................................1
2.2      "Arbitration Notice".....................................................1
2.3      "Available Shares" ......................................................1
2.4      "Award"..................................................................2
2.5      "Award Agreement"........................................................2
2.6      "Board of Directors".....................................................2
2.7      "Business Day"...........................................................2
2.8      "Change in Control" .....................................................2
2.9      "Code" ..................................................................2
2.10     "Committee"..............................................................2
2.11     "Company" ...............................................................2
2.12     "Covered Event"..........................................................2
2.13     "Date of Grant"..........................................................3
2.14     "Designated Beneficiary".................................................3
2.15     "Disability".............................................................3
2.16     "Dispute" ...............................................................3
2.17     "Effective Date" ........................................................3
2.18     "Eligible Individuals"...................................................3
2.19     "Exchange Act" ..........................................................3
2.20     "Exercise Notice"........................................................3
2.21     "Exercise Price" ........................................................3
2.22     "Fair Market Value" .....................................................3
2.23     "Holder" ................................................................4
2.24     "Incentive Option" ......................................................4
2.25     "Linked Stock Appreciation Right" .......................................4
2.26     "Maximum Shares" ........................................................4
2.27     "NASDAQ" ................................................................4
2.28     "Non-Employee Director"..................................................4
2.29     "Non-Employee Director Award" ...........................................4
2.30     "Non-Linked Stock Appreciation Right"....................................4
2.31     "Nonstatutory Option"....................................................4
2.32     "Normal Retirement"......................................................4
2.33     "Notice 2005-1" .........................................................4
2.34     "Option" ................................................................4
2.35     "Option Agreement" ......................................................4
2.36     "Other Equity-Based Right" ..............................................4
2.37     "Outside Director" ......................................................4
2.38     "Performance Period".....................................................4
2.39     "Performance Unit".......................................................4
2.40     "Person".................................................................5
2.41     "Plan" ..................................................................5
2.42     "Reload Option" .........................................................5
2.43     "Restricted Stock Award".................................................5
2.44     "Rule 16b-3" ............................................................5
2.45     "SAR Exercise Price".....................................................5
2.46     "Section 162(m)" ........................................................5

2.47     "Section 409A" ...........................................................5
2.48     "Securities Act"..........................................................5
2.49     "Stock"...................................................................5
2.50     "Stock Appreciation Right"................................................5
2.51     "Stock Award".............................................................5
2.52     "Stock Bonus Award".......................................................5
2.53     "Subsidiary"..............................................................5
2.54     "Ten Percent Shareholder".................................................5
2.55     "Voting Securities".......................................................5

III. SHARES OF STOCK SUBJECT TO THE PLAN...........................................6
3.1      Maximum Shares............................................................6
3.2      Available Shares..........................................................6
3.3      Restoration of Unused Shares..............................................6
3.4      Description of Shares.....................................................6
3.5      Listing, Registration, etc. of Shares.....................................6
3.6      Reduction in Outstanding Shares of Stock..................................6

IV. ADMINISTRATION OF THE PLAN.....................................................7
4.1      Committee.................................................................7
4.2      Duration, Removal, Etc....................................................7
4.3      Meetings and Actions of Committee.........................................7
4.4      Committee's Powers........................................................7
4.5      Counsel, Consultants and Agents...........................................8

V. ELIGIBILITY AND PARTICIPATION; CERTAIN AWARD TERMS..............................8
5.1      Eligible Individuals......................................................8
5.2      Limitation for Incentive Options..........................................8
5.3      Grant of Awards...........................................................8
5.4      Date of Grant.............................................................8
5.5      Award Agreements..........................................................8
5.6      No Right to Award.........................................................8
5.7      Limitation on Individual Awards...........................................9
5.8      Payment of Taxes..........................................................9
5.9      Forfeiture and Restrictions on Transfer; Other Conditions.................9

VI. TERMS AND CONDITIONS OF OPTIONS................................................9
6.1      Number of Shares; Type of Award..........................................10
6.2      Vesting..................................................................10
6.3      Expiration...............................................................10
6.4      Exercise Price...........................................................10
6.5      Method of Exercise.......................................................10
6.6      Incentive Option Exercises and Disqualifying Dispositions................10
6.7      Medium and Time of Payment...............................................10
6.8      Payment with Sale Proceeds...............................................11
6.9      Reload Provisions........................................................11
6.10     Limitation on Aggregate Value of Shares That May Become
         First Exercisable During Any Calendar Year Under an Incentive Option.....11
6.11     No Fractional Shares.....................................................12
6.12     Other Provisions Regarding Incentive Options.............................12

VII. STOCK APPRECIATION RIGHTS....................................................12
7.1      Type of Award............................................................12
7.2      Linked Stock Appreciation Rights.........................................13
7.3      Non-Linked Stock Appreciation Rights.....................................13
7.4      Method of Exercise.......................................................13

7.5      Limitations on Rights..............................................................14
7.6      Payment of Rights..................................................................14

VIII. STOCK AWARDS..........................................................................14
8.1      Number of Shares; Type of Award....................................................14
8.2      Restrictions Applicable to Restricted Stock Awards.................................14
8.3      Stock Bonus Awards.................................................................15
8.4      Purchase and Payment...............................................................15
8.5      Compliance with Section 409A.......................................................15

IX. PERFORMANCE UNITS.......................................................................15
9.1      Number of Units....................................................................15
9.2      Performance Period, Vesting, Etc...................................................16
9.3      Multiple Grants....................................................................16
9.4      Performance Standards..............................................................16
9.5      Modification of Standards..........................................................16
9.6      Payment for Units..................................................................16
9.7      Compliance with Section 409A.......................................................16

X. AWARDS TO NON-EMPLOYEE DIRECTORS.........................................................16
10.1     Annual Awards to Non-Employee Directors............................................17

XI. OTHER EQUITY-BASED RIGHTS...............................................................17

XII. CHANGE IN CONTROL PROVISIONS...........................................................18
12.1     Changes in Control.................................................................18

XIII. ADDITIONAL PROVISIONS.................................................................18
13.1     Adjustment of Awards and Authorized Stock..........................................18
13.2     Termination of Employment Other than for Death, Disability or Normal Retirement....19
13.3     Termination of Employment for Death or Disability..................................20
13.4     Termination of Employment for Normal Retirement....................................21
13.5     Cause of Termination; Employment Relationship......................................22
13.6     Exercise Following Death or Disability.............................................22
13.7     Transferability of Awards..........................................................22
13.8     Delivery of Certificates of Stock..................................................23
13.9     Certain Conditions.................................................................23
13.10    Certain Directors and Officers.....................................................23
13.11    Securities Act Legend..............................................................24
13.12    Legend for Restrictions on Transfer................................................24
13.13    Rights as a Stockholder; Dividends.................................................24
13.14    No Interest........................................................................24
13.15    Furnishing of Information..........................................................24
13.16    No Obligation to Exercise..........................................................24
13.17    Remedies...........................................................................25
13.18    Certain Information Confidential...................................................25
13.19    Consideration......................................................................25
13.20    [Deliberately omitted].............................................................25
13.21    [Deliberately omitted].............................................................25
13.22    Dispute Resolution.................................................................25
13.23    Awards to Non-Employees............................................................26
13.24    Compliance with Section 409A.......................................................26

XIV. DURATION AND AMENDMENT OF PLAN AND AWARD AGREEMENTS....................................26
14.1     Duration...........................................................................26
14.2     Amendment, etc.....................................................................26

XV. GENERAL.................................................................................27
15.1     Application of Funds...............................................................27
15.2     Right of the Company and Subsidiaries to Terminate Employment......................27
15.3     No Liability for Good Faith Determinations.........................................27
15.4     Other Benefits.....................................................................27
15.5     Exclusion From Pension and Profit-Sharing Compensation.............................27
15.6     Execution of Receipts and Releases.................................................28
15.7     Unfunded Plan......................................................................28
15.8     No Guarantee of Interests..........................................................28
15.9     Payment of Expenses................................................................28
15.10    Company Records....................................................................28
15.11    No Liability of Company............................................................28
15.12    Company Action.....................................................................28
15.13    Severability.......................................................................28
15.14    Notices............................................................................28
15.15    No Waiver..........................................................................29
15.16    Successors.........................................................................29
15.17    Further Assurances.................................................................29
15.18    Governing Law......................................................................29
15.19    Jurisdiction and Venue.............................................................29
15.20    Interpretation.....................................................................29
15.21    No Representations.................................................................29

                             SOUTHERN UNION COMPANY

                           SECOND AMENDED AND RESTATED

                          2003 STOCK AND INCENTIVE PLAN
                                       I.

                                    PURPOSES

     1.1. Purposes. The purposes of this Second Amended and Restated 2003 Stock and Incentive Plan (as the same may be amended from time to time, the "Plan") are (i) to advance the interest of Southern Union Company, a Delaware corporation (the "Company"), and its Subsidiaries (as defined below) and shareholders by strengthening the ability of the Company and its Subsidiaries to attract and retain salaried employees of experience and ability and (ii) to furnish an additional incentive to such persons to expend their best efforts on behalf of the Company or any such Subsidiary.

     1.2. Types of Awards. The Plan provides for the granting of the following types of awards:

     (a)  Incentive Options (as defined below);

     (b)  Nonstatutory Options (as defined below);

     (c)  Stock Appreciation Rights (as defined below);

     (d)  Stock Awards (as defined below);

     (e)  Performance Units (as defined below); and

     (f)  Other Equity-Based Rights (as defined below).

     1.3. Effectiveness. The Southern Union Company 2003 Stock and Incentive Plan (the "Initial Plan") was adopted by the Board of Directors on, and was effective as of, September 28, 2003 and was subsequently approved by the shareholders of the Company on November 4, 2003. This Plan was adopted by the Board of Directors, and will be effective, as of March 15, 2005 (the "Effective Date") and Awards may be made hereunder immediately, provided that no Award shall be effective unless and until the Plan has been approved by the shareholders of the Company and, if such approval is not obtained, any Awards previously given under this Plan shall automatically be void. If this Plan is not so approved by the shareholders, then this Plan shall be void ab initio, and the Initial Plan shall continue in effect as if this amendment and restatement had not occurred; provided, however, that thereafter Awards may continue to be granted pursuant to the terms of the Initial Plan, as in effect prior to this amendment and restatement and as may be otherwise amended hereafter. Notwithstanding the foregoing or anything to the contrary contained herein, any Awards granted under the Initial Plan prior to the Effective Date shall continue in effect under the terms of the Award Agreements and be controlled by the terms of the Initial Plan. Further, the status of any Award granted under this Plan as an Incentive Option shall be subject to such approval by the shareholders of the Company taking place within twelve (12) months after the Effective Date.

                                      II.

                               CERTAIN DEFINITIONS

         In addition to any terms defined elsewhere in the Plan, the following capitalized terms shall have the following respective meanings as used in the
Plan:

     2.1. "Annual Non-Employee Director Election" has the meaning given to that term in Section 10.1.

     2.2. "Arbitration Notice" has the meaning given to that term in Section 13.22(b).

     2.3. "Available Shares" has the meaning given to that term in Section 3.2.

     2.4. "Award" means the grant of any form of Option, Stock Appreciation Right, Stock Award, Performance Unit or Other Equity-Based Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to such terms, conditions and limitations as the Committee may establish from time to time in order to fulfill the objectives of the Plan.

     2.5. "Award Agreement" means the written document or agreement evidencing the grant of an Award by the Company to a Holder and any additional terms, conditions or limitations with respect to such grant.

     2.6. "Board of Directors" means the board of directors of the Company.

     2.7. "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     2.8. "Change in Control" means:

          (a) Any "person" (solely for purposes of this Section 2.7, defined as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), or more than one person acting as a group (as defined in paragraph (c) below), (i) becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's outstanding Voting Securities or (ii) notwithstanding the occurrence of a Change of Control pursuant to Section 2.7(a)(i), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of securities of the Company representing thirty five percent (35%) or more of the combined voting power of the Company's outstanding Voting Securities;

          (b) There is a change in the composition of the Board of Directors over a period of twelve (12) consecutive months or less such that a majority of the members of the Board of Directors (rounded up to the nearest whole number) cease to be individuals who either (x) have been members of the Board of Directors continuously since the beginning of such period or (y) have been elected or nominated for election as members of the Board of Directors during such period by at least two-thirds (2/3) of the members of the Board of Directors described in clause (x) who were still in office at the time such election or nomination was approved by the Board of Directors; or

          (c) The sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the results of which merger, consolidation, issuance of securities or purchase is the occurrence of any event described in clause (a) or (b) above. Notwithstanding anything to the contrary contained herein, no Change in Control shall be considered to occur where there is a transfer of all or substantially all of the assets of the Company to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (ii) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or (iv) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

               For purposes of this definition of Change in Control, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company. It is intended that the Change in Control events described in this definition meet the requirements for a "Change in Control Event" as described in Notice 2005-1, as such requirements may be modified from time to time by further IRS guidance under Section 409A, and the term "Change in Control" shall be interpreted and applied for all purposes of this Plan in a manner consistent with such intent.

     2.9. "Code" means the Internal Revenue Code of 1986, as amended.

     2.10. "Committee" means the committee appointed by the Board of Directors pursuant to Article IV to administer the Plan.

     2.11. "Company" has the meaning given to that term in Section 1.1.

     2.12. "Covered Event" means (a) the commission by a Holder of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a Subsidiary or substantial injury to the business reputation of the Company or a Subsidiary; (b) the commission by a Holder of an act of fraud in the performance of such Holder's duties on behalf of the Company or a Subsidiary; (c) the continuing failure of a Holder to perform the duties of such Holder to the Company or a Subsidiary (other than such failure resulting from the Holder's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Holder by the Company; or (d) the order of a court of competent jurisdiction requiring the termination of the Holder's employment.

     2.13. "Date of Grant" has the meaning given to that term in Section 5.4 or (with respect to Reload Options) Section 6.9.

     2.14. "Designated Beneficiary" has the meaning given to that term in
Section 13.6(a).

     2.15. "Disability" has the meaning given it in the employment agreement between the Company or a Subsidiary and the Holder; provided, however, that if the Holder has no such employment agreement or such term is not defined in the employment agreement, "Disability" shall mean that (1) the Committee has determined that the Holder has a permanent physical or mental impairment of sufficient severity as to prevent the Holder from performing duties for the Company or Subsidiary, as applicable, and (2) the Committee or the Company or the relevant Subsidiary has provided written notice to the Holder that the Holder's employment is terminated due to a permanent "Disability" pursuant to this Section. Notwithstanding the preceding sentence, with respect to any Award constituting a deferral of compensation subject to the requirements of Section 409A, "Disability" shall mean that a Holder is "disabled" within the meaning of
Section 409(a)(2)(C). The Committee may establish any process or procedure it deems appropriate for determining whether a Holder has a "Disability."

     2.16. "Dispute" has the meaning given to that term in Section 13.22.

     2.17. "Effective Date" has the meaning given to that term in Section 1.3.

     2.18. "Eligible Individuals" means directors, officers, employees and agents of, and other providers of services to, the Company or any of its Subsidiaries.

     2.19. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.20. "Exercise Notice" has the meaning given to that term in Section 6.5 (with respect to Options) or Section 7.4 (with respect to Stock Appreciation Rights).

     2.21. "Exercise Price" has the meaning given to that term in Section 6.4.

     2.22. "Fair Market Value" means a per share value defined as follows, for a particular day:

          (a) Subject to Paragraph 2.21(e), if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national securities exchange at the date of determination of Fair Market Value, then the closing price of one share on that exchange (or, if more than one exchange, the exchange determined by the Committee to be used for such purpose) on the date in question or, if such day is not a Business Day or no such closing price is reported for that day, on the last Business Day for which such a closing price is reported before the date in question, in any case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that exchange; or

          (b) Subject to Paragraph 2.21(e), if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Paragraph 2.21(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations ("NASDAQ") National Market System (or such other system then in use) at the date of determination of Fair Market Value, then the closing price of one share as reported on the NASDAQ National Market System (or such other system then in use) on the date in question or, if such day is not a Business Day or no such closing price is reported that day, on the last Business Day for which such a closing price is reported before the date in question; or

          (c) Subject to Paragraph 2.21(e), if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Paragraph 2.21(a) and closing prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or such other system then in use) as provided in Paragraph 2.21(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determination of Fair Market Value, then the mean between the high bid and low asked prices on the date in question or, if such day is not a Business Day or no such prices are reported that day, on the last Business Day for which such prices are reported before the date in question; or

          (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Paragraph 2.21(a) and closing prices therefor are not reported by the NASDAQ National Market System as provided in Paragraph 2.21(b) and bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Paragraph 2.21(c) at the date of determination of Fair Market Value, then the value determined by the Committee; or

          (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Paragraph 2.21(a) or closing prices therefor are reported by the NASDAQ National Market System as provided in Paragraph 2.21(b) or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Paragraph 2.21(c) at the date of determination of Fair Market Value, but the volume of trading is so low that the Committee determines that such prices are not indicative of the fair value of the Stock, then the value determined by the Committee.

     2.23. "Holder" means an Eligible Individual to whom an Award has been granted.

     2.24. "Incentive Option" means an incentive stock option as defined under
Section 422 of the Code.

     2.25. "Linked Stock Appreciation Right" has the meaning given to that term in Section 7.1.

     2.26. "Maximum Shares" has the meaning given to that term in Section 3.1.

     2.27. "NASDAQ" has the meaning given to that term in Section 2.21.

     2.28. "Non-Employee Director" means a person who is a "Non-Employee Director" as that term is used in Rule 16b-3.

     2.29. "Non-Employee Director Award" has the meaning given to that term in
Section 10.1.

     2.30. "Non-Linked Stock Appreciation Right" has the meaning given to that term in Section 7.1.

     2.31. "Nonstatutory Option" means a stock option that (i) does not satisfy the requirements for an incentive stock option under Section 422 of the Code;
(ii) that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option; or (iii) is modified in accordance with Paragraph 14.2(b) to be an option other than an Incentive Option.

     2.32. "Normal Retirement" means the termination of the Holder's employment with the Company and its Subsidiaries on account of retirement at any time on or after the date on which the Holder attains fifty-five (55) (but for purposes of clarification excludes any termination of employment as a result of a Covered Event).

     2.33. "Notice 2005-1" means IRS Notice 2005-1, 2005-2 I.R.B. 274.

     2.34. "Option" means either an Incentive Option or a Nonstatutory Option, or both.

     2.35. "Option Agreement" means an Award Agreement for an Option.

     2.36. "Other Equity-Based Right" means an Award granted under Article XI of the Plan.

     2.37. "Outside Director" means an "outside director" as that term is used in Section 162(m).

     2.38. "Performance Period" means a period over which performance is measured for the purpose of determining the payment value of Performance Units.

     2.39. "Performance Unit" means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.

     2.40. "Person" means any individual, partnership, joint venture, corporation, trust, unincorporated organization, association, limited liability company, joint stock company, government or any department or agency thereof, or any other form of association or entity.

     2.41. "Plan" has the meaning given to that term in Section 1.1.

     2.42. "Reload Option" has the meaning given to that term in Section 6.9.

     2.43. "Restricted Stock Award" means the grant or purchase, on the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VIII, of Stock that may be nontransferable and/or subject to substantial risk of forfeiture until specific conditions are met; provided, however, that this term shall not apply to shares of Stock issued or transferred in connection with the exercise or settlement of an Option, a Stock Appreciation Right, a Performance Unit or an Other Equity-Based Right, whether or not such shares of Stock are nontransferable or subject to substantial risk of forfeiture when issued or transferred.

     2.44. "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange
Act.

     2.45. "SAR Exercise Price" means the price specified in the Award Agreement related to a Non-Linked Stock Appreciation Right as the exercise price per share of Stock for that Non-Linked Stock Appreciation Right.

     2.46. "Section 162(m)" means Section 162(m) of the Code.

     2.47. "Section 409A" means Section 409A of the Code.

     2.48. "Securities Act" means the Securities Act of 1933, as amended.

     2.49. "Stock" means the Company's authorized common stock, par value $1.00 per share, or any other securities, property or assets that are substituted for the Stock as provided in Section 13.1.

     2.50. "Stock Appreciation Right" means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or over the SAR Exercise Price.

     2.51. "Stock Award" means the grant or purchase, on the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VIII, of a Restricted Stock Award or a Stock Bonus Award.

     2.52. "Stock Bonus Award" means the grant or purchase, on the terms, conditions and limitations that the Committee determines or on the terms, conditions and limitations of Article VIII, of Stock that may not be subject to a substantial risk of forfeiture if conditions imposed by the Committee are not satisfied; provided, however, that this term shall not apply to shares of Stock issued or transferred in connection with the exercise or settlement of an Option, a Stock Appreciation Right, a Performance Unit or an Other Equity-Based Right, whether or not such shares of Stock are nontransferable or subject to substantial risk of forfeiture when issued or transferred.

     2.53. "Subsidiary" means an entity, as may from time to time be designated by the Committee, that is (i) a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code), or (ii) any other entity that the Company has a significant interest in, directly or indirectly, including, without limitation, CCE Holdings, LLC, CrossCountry Energy, LLC, each wholly owned subsidiary thereof and Citrus Corp. For purposes of this definition, "control" means the power to direct the management and policies of such entity, whether through the ownership of Voting Securities, by contract or otherwise.

     2.54. "Ten Percent Shareholder" shall have the meaning given to that term in Section 5.2.

     2.55. "Voting Securities" means any securities that at the applicable time are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.

                                      III.

                       SHARES OF STOCK SUBJECT TO THE PLAN

     3.1. Maximum Shares. Subject to the provisions of Section 3.6 and Section 13.1, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan (the "Maximum Shares") shall be Nine Million (9,000,000); provided, however, that, notwithstanding anything to the contrary contained herein: (a) the total number of shares of Stock that can be issued or transferred pursuant to Stock Awards, Performance Units and Other Equity Based Rights shall not exceed One and a Half Million (1,500,000) Shares, and (b) the total number of shares of Stock that can be issued or transferred through Incentive Options shall not exceed Six Million Nine Hundred Ninety Five Thousand (6,995,000) shares.

     3.2. Available Shares. Except as otherwise provided in Section 3.3, at any time, the number of shares of Stock that may then be made subject to issuance or transfer pursuant to new Awards under the Plan (the "Available Shares") shall be equal to (a) the number of Maximum Shares minus (b) the sum of (1) the number of shares of Stock subject to issuance or transfer upon exercise or settlement of then outstanding Awards (provided that shares of Stock subject to issuance or transfer upon exercise or settlement of then outstanding Linked Stock Appreciation Rights shall only be counted once, and not for both the Option and related Linked Stock Appreciation Right and provided further that Awards that may but need not be settled in Stock shall be charged against the number of Maximum Shares in such amounts and at such times as the Committee shall determine from time to time) and (2) the number of shares of Stock that have been issued or transferred upon exercise or settlement of Awards.

     3.3. Restoration of Unused Shares. If Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable, for any reason, including because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Stock or is exchanged for other Awards, the shares of Stock that were subject to that Award shall no longer be charged against the number of Maximum Shares in calculating the number of Available Shares under
Section 3.2 and shall again be included in Available Shares.

     3.4. Description of Shares. The shares of Stock to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock,
(b) Stock held in the treasury of the Company, or (c) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time. All shares of Stock issued or transferred as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

     3.5. Listing, Registration, etc. of Shares. If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the shares of Stock covered by the Plan upon any national securities exchange or other trading system or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or transfer of shares of Stock under the Plan, no shares of Stock shall be issued or transferred under the Plan unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors. Nothing in the Plan shall require the Company to list, register or qualify any securities, to obtain any such consent or approval, or to maintain any such listing, registration, qualification, consent or approval.

     3.6. Reduction in Outstanding Shares of Stock. Nothing in this Article III shall impair the right of the Company to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued or transferred pursuant to an Award or thereafter issued or transferred pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

                                      IV.

                           ADMINISTRATION OF THE PLAN

     4.1. Committee. The Board of Directors shall designate the Committee to administer the Plan, each member of which shall at all times be (a) a Non-Employee Director and (b) an Outside Director. The number of individuals that shall constitute the Committee shall be determined from time to time by the Board of Directors, but shall be no fewer than two (2) individuals.

     4.2. Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership on the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused. The Board of Directors shall promptly fill any vacancy that causes the number of members of the Committee to be below two (2) or any other number that Rule 16b-3 or Section 162(m) may require from time to time.

     4.3. Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until the director ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at such times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation of the Company, the Bylaws of the Company, Rule 16b-3 and Section 162(m), to the extent applicable, as the Committee may deem advisable.

     4.4. Committee's Powers. Subject to the express provisions of the Plan, any applicable Award Agreement, Rule 16b-3 and Section 162(m), to the extent applicable, the Committee shall have the authority (a) to adopt, amend, and rescind administrative, interpretive and other rules and regulations relating to the Plan; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the number of shares of Stock, or amount of cash or other property or assets, that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement and any amendments thereto, including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, Stock Appreciation Rights and other Awards, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) except as provided in Section 13.5, the effect of leaves of absence and the effect of transfers of an Eligible Individual's employment from the Company to a Subsidiary or from a Subsidiary to the Company (consistent with any applicable regulations of the Internal Revenue Service and any other requirements of applicable law with respect to the same); (e) to construe the respective Award Agreements, the Plan, and any rules or regulations with respect thereto; (f) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (g) to amend any Award Agreement or waive any provision, condition or limitation thereof; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to Eligible Individuals;
(i) to take or refrain from taking such other actions as are described in the Plan as within the purview of the Committee; and (j) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Section 162(m), to the extent applicable, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect. Any determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement need not be consistent, even among Eligible Individuals who are similarly situated and/or who have previously received similar or other Awards, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement. The determinations and other actions of the Committee with respect to any of the matters referred to in this Section 4.4 or elsewhere in the Plan or in any Award Agreement shall, except as may be specifically provided to the contrary in the Plan or in the applicable Award Agreement, be made in the sole discretion of the Committee (subject to modification or rescission by the Board of Directors, if consistent with Rule 16b-3 and Section 162(m), to the extent applicable) and shall be final, binding and conclusive.

     4.5. Counsel, Consultants and Agents. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultants and any computation received from any such consultants or agents. Expenses incurred by the Committee in the engagement of any such counsel, consultants or agents shall be paid by the Company.

                                       V.

               ELIGIBILITY AND PARTICIPATION; CERTAIN AWARD TERMS

     5.1. Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof (and, with respect to Incentive Options, satisfy the requirements of Section 5.2). Notwithstanding the preceding sentence, except as may otherwise be provided in guidance issued by the IRS under Section 409A, a person shall not be awarded an Option or Stock Appreciation Right pursuant to the Plan if the Subsidiary by which such person is employed (or to which such person provides services) would not be considered part of the same "single employer" as the Company under Sections 414(b) and 414(c) of the Code.

     5.2. Limitation for Incentive Options. Notwithstanding any provision contained in the Plan to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless the person is an Eligible Individual employed by the Company or any Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) at the time of the grant thereof, and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary of the Company that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) (a "Ten Percent Shareholder"). Nevertheless, clause (b) of the foregoing sentence of this Section 5.2 shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent (110%) of the Fair Market Value per share of Stock and the Incentive Option is not, by its terms, exercisable after the expiration of five (5) years from the Date of Grant.

     5.3. Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee may take into consideration the contribution the potential Holder has made or may make to the success of the Company or its Subsidiaries and such other considerations as the Committee may from time to time determine. The Committee shall also determine the number (or the method of determining the number) of shares of Stock, or amounts (or method of determining the amounts) of cash or other property or assets, subject to each of the Awards.

     5.4. Date of Grant. The date on which the Award covered by an Award Agreement is granted (the "Date of Grant") shall be the date specified by the Committee as the effective date or date of grant of an Award. Except as otherwise determined by the Committee, in no event shall a Holder gain any rights with respect to an Award in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Company and (if required in the Award Agreement) the Holder. The Committee may invalidate an Award at any time before the Award Agreement is executed by the Holder (if such execution is required) or is delivered to the Holder (if such execution is not required), and any such invalidated Award shall be treated as never having been granted.

     5.5. Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Company and, if required in the Award Agreement, by the Eligible Individual to whom the Award is granted, and that includes such terms, conditions and limitations that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently (provided, however, that the grant of certain rights in tandem with an Incentive Option may result in the Incentive Option being treated as a Nonstatutory Option).

     5.6. No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.

     5.7. Limitation on Individual Awards. No Eligible Individual shall, in one calendar year, be granted Awards to which more than Five Hundred Thousand (500,000) shares of Stock are subject, without regard to any vesting limitations with respect to such grant.

     5.8. Payment of Taxes. The Committee may require a Holder to pay to the Company (or, if the Holder is an employee of a Subsidiary of the Company, to such Subsidiary), with respect to an Option or Stock Appreciation Right, at the time of the exercise of such Option or Stock Appreciation Right, with respect to a Stock Award, at such time or times as may be designated by the Committee, with respect to a Performance Unit, at the time of the payment of cash or Stock in connection with the Performance Unit, and with respect to Other Equity-Based Rights, at such time or times as may be designated by the Committee, the amount that the Committee deems necessary to satisfy the Company's or such Subsidiary's current or future obligation to withhold federal, state or local income or other taxes associated with the exercise, grant or payment with respect to the relevant Award. Upon the exercise of an Option or Stock Appreciation Right requiring tax withholding (or, with respect to a Stock Award, a Performance Unit, or an Other Equity-Based Right, prior to such time or times as such payment is due from the Holder to the Company or such Subsidiary), the Holder may (a) request that the Company withhold from the shares of Stock to be issued or transferred to the Holder, or the amount of cash to be paid to the Holder, the number of shares (based upon the shares' Fair Market Value per share as of the day before the date of withholding) or the amount of cash necessary to satisfy the Company's or such Subsidiary's obligation to withhold taxes, the determination as to such obligation to be based on the shares' Fair Market Value per share as of the day before the date of exercise (with respect to an Option or Stock Appreciation Right) or as of the date on which tax withholding is to be made (with respect to Stock Awards, Performance Units or Other Equity-Based Rights); (b) request that the Holder be allowed to deliver to the Company sufficient shares of Stock (based upon the shares' Fair Market Value per share as of the day before the date of such delivery) to satisfy the Company's or such Subsidiary's tax withholding obligations; or (c) deliver sufficient cash to the Company to satisfy the Company's or such Subsidiary's tax withholding obligations. Holders who wish to proceed under clause (a) or (b) above must make their request to do so at such time and in such manner that the Committee prescribes from time to time, and such transaction shall be effected in accordance with such procedures as the Committee may establish from time to time. Notwithstanding the foregoing, however, the Committee may, at its sole option, deny any Holder's request to proceed under clause (a) or (b) above or may impose any conditions it deems appropriate on such action, including the escrow of shares of Stock or cash. In the event the Committee subsequently determines that the cash amount or the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or tendered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Company, immediately upon the Committee's request, the amount of that deficiency. The Company may also, if the Committee so elects, retain any cash and any certificates evidencing shares of Stock to which such Holder is entitled upon the exercise of the Option or Stock Appreciation Right or in connection with a Stock Award or upon settlement of a Performance Unit or with respect to any Other Equity-Based Right as security for the payment of any tax withholding obligation until satisfied, and the Company shall have all rights of a secured creditor under the Uniform Commercial Code with respect to the same. Each Holder acknowledges that the delivery to the Company of Stock acquired by such Holder upon exercise of an Incentive Option may constitute a disqualifying disposition of such Stock for purposes of the Code.

     5.9. Forfeiture and Restrictions on Transfer; Other Conditions. Without limitation of any other provisions of the Plan or any power of the Board of Directors or the Committee hereunder, any Award Agreement may contain or otherwise provide for, in addition to any terms, conditions or limitations required or permitted by other provisions of the Plan, such other terms, conditions or limitations as the Committee may deem advisable or proper from time to time provided any such additional term, condition or limitation is not inconsistent with the terms of the Plan, including (i) restrictions on the transferability of the Award; (ii) restrictions or the removal of restrictions upon the exercise of an Award; (iii) restrictions or the removal of restrictions on the retention or transfer of any shares of Stock acquired pursuant to an Award or otherwise; (iv) options and rights of first refusal in favor of the Company and one or more stockholders of the Company; (v) requirements that the Holder render substantial services to the Company or one or more of its Subsidiaries for a specified period of time; (vi) restrictions on disclosure and use of certain information regarding the Company or other Persons; (vii) restrictions on solicitation of employees and other Persons; (viii) restrictions on competition; and (ix) other terms, conditions or limitations; all of which as the Committee may deem proper or advisable from time to time.

                                      VI.

                         TERMS AND CONDITIONS OF OPTIONS

         All Options granted under the Plan shall comply with, and the related Option Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VI (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) and also to the terms, conditions and limitations set forth in Article XIII

(to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option); provided, however, that the Committee may authorize an Option Agreement that expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations of Article XIII. The Committee may also authorize an Option Agreement that contains or is subject to any or all of the terms, conditions and limitations of Article XII (to the extent each such term, condition or limitation applies to the form of Option and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Option) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article XII (or any similar term, condition or limitation) shall apply to an Option Agreement unless the Option Agreement expressly states that such term, condition or limitation applies.

     6.1. Number of Shares; Type of Award. Each Option Agreement shall state the total number of shares of Stock to which it relates. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option.

     6.2. Vesting. Each Option Agreement shall state (i) any time, periods or other conditions in or pursuant to which the right to exercise the Option or a portion thereof shall vest and (ii) the number (or method of determining the number) of shares of Stock with respect to each such vesting.

     6.3. Expiration. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten (10) years (or, with respect to a Ten Percent Shareholder, five (5) years) commencing on the Date of Grant of the Incentive Option.

     6.4. Exercise Price. Each Option Agreement shall state the exercise price per share of Stock (the "Exercise Price"), which shall not be less than the greatest of (a) the par value per share of the Stock, (b) one hundred percent (100%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option, or (c) in the case of an Incentive Option granted to a Ten Percent Shareholder, one hundred ten percent (110%) of the Fair Market Value per share of the Stock on the Date of Grant of the Option.

     6.5. Method of Exercise. Each Option shall be exercisable only by notice of exercise (the "Exercise Notice") in the manner (including the time period) specified by the Committee from time to time (which need not comply with Section
15.14 if expressly so provided by the Committee) to the Secretary of the Company at the chief executive office of the Company (or to such other person and location as may be designated from time to time by the Committee) during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by another Person authorized to exercise the Option pursuant to Section 13.6 or 13.7 (to the extent that each is applicable to the Option) or pursuant to the relevant Option Agreement, (c) be accompanied by the aggregate Exercise Price for all shares of Stock for which the Option is exercised in accordance with Section 6.7, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition under the Plan or the relevant Option Agreement or as may be reasonably imposed by the Committee. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this
Section 6.5 have been satisfied.

     6.6. Incentive Option Exercises and Disqualifying Dispositions. Except as provided in Paragraph 13.6(b) or Section 13.7 (to the extent that each is applicable to the Option), during the Holder's lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Company in writing of any disposition of any Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from being treated as an incentive stock option under Section 422 of the Code (including any disposition of Stock upon exercise of an Award requiring exercise, or in connection with the payment of taxes with respect to an Award, if the same would constitute such a disqualifying disposition). The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received in connection with each disposition.

     6.7. Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash, by cashier's check, by wire transfer or by other means as may be acceptable to the Committee from time to time, (b) with the Committee's prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, with shares of Stock that would otherwise be issued or transferred to the Holder upon the exercise of the Option or with shares of Stock already owned by the Holder (but in all events excluding any shares that are to be or were issued or transferred pursuant to a Restricted Stock Award with respect to which the restrictions have not yet expired or been removed or that otherwise are or will be subject to restrictions on transferability or a substantial risk of forfeiture) and having an aggregate Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, and pursuant to such procedures (including constructive delivery of such shares of Stock) as the Committee may establish from time to time for such purpose, (c) with the Committee's prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), and to the extent permitted by applicable law, in such other forms, under such other terms, and by such other means (including those specified in Section 6.8) as may be acceptable to the Committee from time to time, and pursuant to such procedures as the Committee may establish from time to time for such purpose, or (d) with the Committee's prior consent (which consent, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant), by any combination of clauses (a), (b) and (c). Unless otherwise provided in the relevant Option Agreement, any portion of the Exercise Price that is paid with shares of Stock that the Holder acquired from the Company, directly or indirectly, shall be paid only with shares of Stock that the Holder has owned for more than six (6) months (or such longer or shorter period of time, if any, as may be required to avoid payment with such shares resulting in a charge to earnings for financial accounting purposes). If the Committee elects to accept shares of Stock in payment of all or any portion of the aggregate Exercise Price, then (for purposes of payment of the aggregate Exercise Price) unless otherwise provided in the relevant Option Agreement those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the day before the date of the delivery of the Exercise Notice. Each Holder acknowledges that the delivery to the Company of Stock acquired by such Holder upon exercise of an Incentive Option may constitute a disqualifying disposition of such Stock for purposes of the Code.

     6.8. Payment with Sale Proceeds. The Committee may (but shall not be required to) approve from time to time (which approval, with respect to an Incentive Option, must be evidenced in the relevant Option Agreement as of the Date of Grant) arrangements with a brokerage firm (provided that such arrangements comply with applicable law, including Regulation T of the Board of Governors of the Federal Reserve System), under which that brokerage firm, on behalf of the Holder, shall pay to the Company the aggregate Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued or transferred pursuant to that exercise of the Option), and the Company shall cause the shares with respect to which the Option was so exercised to be delivered to the brokerage firm. Such transactions shall be effected in accordance with such procedures (which may include payment of the exercise price by, or delivery of Stock to, such brokerage firm) as the Committee may establish from time to time.

     6.9. Reload Provisions. The Committee may cause one or more Option Agreements to contain provisions pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option, or the tax required to be withheld pursuant to the exercise of an Option, by surrendering (or having withheld) shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares so surrendered (or withheld) (a "Reload Option"). With respect to an Incentive Option, no Holder shall be entitled to a Reload Option unless the Holder's Option Agreement, as of the Date of Grant, provides for the Reload Option. The Date of Grant of the Reload Option shall be the date on which the Holder surrenders (or the Company withholds) the shares of Stock in respect of which the Reload Option is granted. The Reload Option shall have an Exercise Price equal to the Fair Market Value per share of Stock on the Date of Grant of the Reload Option and shall have a term that is no longer than the remaining term of the underlying Option. If a Reload Option relates to shares surrendered or withheld in connection with the exercise of an Incentive Option, then for purposes of the Plan such Reload Option shall be considered an Incentive Option provided that such Reload Option otherwise satisfies the requirements for an incentive stock option under Section 422 of the Code; otherwise, a Reload Option shall be treated as a Nonstatutory Option for purposes of the Plan. Option Agreements containing provisions for Reload Options may contain such terms, conditions and limitations with respect to such Reload Options as the Committee may determine (which may include vesting provisions, limitations on the number of shares subject to Reload Options or the number of times Reload Options shall be granted, or prohibitions on the grant of Reload Options with respect to options exercised following acceleration of vesting or following or in anticipation of a Change in Control). Separate Option Agreements may from time to time be granted by the Company to existing Holders of Nonstatutory Options or Incentive Options to provide the same benefit to such Holders as the Reload Options described in the foregoing provisions of this
Section 6.9, but any such stand alone Options shall not be deemed to be Reload Options for purposes of the Plan.

     6.10. Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. With respect to any Incentive Option granted under the Plan, the aggregate Fair Market Value of shares of Stock subject to an incentive stock option that first becomes exercisable by a Holder in any calendar year (under all plans of the Company, its Subsidiaries that are subsidiary corporations, or are treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) or any predecessor corporation) may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted, and the limitation shall be applied by taking into account Incentive Options in the order in which they were granted. For purposes of this Section 6.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a related corporation of the Company, or (c) a predecessor corporation of any such corporations. Failure to comply with this Section 6.10 (including any such failure resulting from accelerated vesting of an Incentive Option, whether under Section 12.1 or
Section 13.21 (to the extent that either is applicable) or otherwise) shall not impair the enforceability or exercisability of any Incentive Option, but shall cause the Incentive Option to be treated as a Nonstatutory Option for federal tax purposes to the extent that it exceeds the $100,000 limitation described in this Section 6.10.

     6.11. No Fractional Shares. The Company shall not in any case be required to sell, issue, transfer or deliver any fractional shares with respect to any Option. In lieu of the issuance or transfer of any fractional share of Stock, the Company shall pay to the Holder an amount in cash equal to the same fraction (as the fractional share) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

     6.12. Other Provisions Regarding Incentive Options. With respect to any Option that is designated in the governing Option Agreement as an Incentive Option, (i) if any of the terms, conditions or limitations of the Plan or the relevant Option Agreement conflict with the requirements of Sections 421, 422 and 424 of the Code, as applicable, then those conflicting terms, conditions and limitations shall be deemed inoperative to the extent they so conflict with such requirements, and (ii) if the Plan or such Option Agreement does not contain any provision required to be included herein or therein under Sections 421, 422 and 424 of the Code, as applicable, that provision shall be deemed to be incorporated herein or therein with the same force and effect as if that provision had been set out at length herein or therein, in each case unless the Committee determines to treat such Option (in whole or in part) as a Nonstatutory Option. Notwithstanding the foregoing, however, (i) to the extent that any Option that was intended to qualify as an Incentive Option nevertheless cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan, and (ii) in no event shall this Section
6.12 operate to overcome the terms under which such Option vests (including any accelerated vesting, to the extent applicable).

                                      VII.

                            STOCK APPRECIATION RIGHTS

         All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VII (to the extent each such term, condition or limitation applies to the form of Stock Appreciation Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Appreciation Right) and also to the terms, conditions or limitations set forth in Article XIII (to the extent each such term, condition or limitation applies to the form of Stock Appreciation Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Appreciation Right); provided, however, that the Committee may authorize an Award Agreement governing a Stock Appreciation Right that expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations set forth in Article XIII. The Committee may also authorize an Award Agreement governing a Stock Appreciation Right that contains or is subject to any or all of the terms, conditions and limitations of Article XII (to the extent each such term, condition or limitation applies to the form of Stock Appreciation Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Appreciation Right) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article XII (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Stock Appreciation Right unless such Award Agreement expressly states that such term, condition or limitation applies.

     7.1. Type of Award. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option (a "Linked Stock Appreciation Right"), or (b) without relation to an Option (a "Non-Linked Stock Appreciation Right"). Each Award Agreement relating to a Stock Appreciation Right shall identify the Stock Appreciation Rights evidenced thereby as Linked Stock Appreciation Rights or Non-Linked Stock Appreciation Rights, as the case may be, and no Award Agreement with respect to Stock Appreciation Rights shall cover both Linked Stock Appreciation Rights and Non-Linked Stock Appreciation Rights.

     7.2. Linked Stock Appreciation Rights. A Linked Stock Appreciation Right shall entitle the Holder, upon exercise, to surrender the related Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Paragraph 7.2(b). That Option shall then cease to be exercisable to the extent surrendered. No Linked Stock Appreciation Right shall be issued if the Committee determines that such issuance may cause the Limited Stock Appreciation Right, the related Option, or both to constitute or to include a deferral of compensation subject to Section 409A. A Linked Stock Appreciation Right shall relate to the same number of shares of Stock as the Option to which it relates, and shall be subject to the terms of the Option Agreement for the related Option, but shall also be subject to the following additional provisions:

          (a) Exercise and Transfer. A Linked Stock Appreciation Right shall be exercisable only at such time or times and only to the extent that the related Option is exercisable (provided, however, that a Linked Stock Appreciation Right shall be exercisable only if and to the extent that the Fair Market Value per share of Stock that is subject to the related Option exceeds the Exercise Price for such Option) and shall not be transferable except to the extent that the related Option is transferable. Without limitation of the foregoing, to the extent that the related Option terminates, expires or has been exercised, the Linked Stock Appreciation Right shall terminate.

          (b) Value of Right. Upon the exercise of a Linked Stock Appreciation Right, the Holder shall be entitled to receive payment from the Company of an amount determined by multiplying:

                    The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Linked Stock Appreciation Right, by

                    The number of shares as to which that Linked Stock Appreciation Right has been exercised.

     7.3. Non-Linked Stock Appreciation Rights. A Non-Linked Stock Appreciation Right shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Non-Linked Stock Appreciation Right, which Award Agreement shall comply with the following provisions:

          (a) Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which the Non-Linked Stock Appreciation Right relates.

          (b) Vesting. Each Award Agreement shall state (i) any time, periods or other conditions in or pursuant to which the right to exercise the Non-Linked Stock Appreciation Right or a portion thereof shall vest and (ii) the number (or method of determining the number) of shares of Stock with respect to each such vesting.

          (c) Expiration. Each Award Agreement shall state the date at which the Non-Linked Stock Appreciation Right shall expire to the extent not previously exercised.

          (d) SAR Exercise Price; Value of Right. Each Award Agreement shall state the SAR Exercise Price, which SAR Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Stock on the Date of Grant of the Non-Linked Stock Appreciation Right. A Non-Linked Stock Appreciation Right shall entitle the Holder, upon exercise of the Non-Linked Stock Appreciation Right, to receive payment of an amount determined by multiplying:

                    the difference obtained by subtracting the SAR Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of the Non-Linked Stock Appreciation Right, by the number of vested rights as to which the Non-Linked Stock Appreciation Right has been exercised.

     7.4. Method of Exercise. Each Stock Appreciation Right shall be exercisable only by notice of exercise (the "Exercise Notice") in the manner specified by the Committee from time to time (which need not comply with Section 15.14 if expressly so provided by the Committee) to the Secretary of the Company at the chief executive office of the Company (or to such other person and location as may be designated from time to time by the Committee) during the term of the Stock Appreciation Right, which notice shall (a) state the number of shares of Stock with respect to which the Stock Appreciation Right is being exercised, (b) be signed or otherwise given by the Holder of the Stock Appreciation Right or by another person authorized to exercise the Stock Appreciation Right pursuant to the Plan or the relevant Award Agreement, and (c) include such other information, instruments and documents as may be required to satisfy any other condition under the Plan or the relevant Award Agreement. The Stock Appreciation Right shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Section 7.4 have been satisfied. Notwithstanding the foregoing, a Non-Linked Stock Appreciation Right shall be deemed exercised in full (to the extent that it is vested) on the last day of its term, if not otherwise exercised by the Holder, provided that the Fair Market Value per share of the shares of Stock subject to the Non-Linked Stock Appreciation Right exceeds the SAR Exercise Price of such Non-Linked Stock Appreciation Right on such date.

     7.5. Limitations on Rights. Notwithstanding Paragraph 7.2(b) and Paragraph 7.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be set forth in the Award Agreement governing the Holder's Stock Appreciation Right.

     7.6. Payment of Rights. Payment of the amount determined under Paragraph 7.2(b) or Paragraph 7.3(d) and Section 7.5 may be made solely in whole shares of Stock valued at the Fair Market Value per share of Stock on the date of exercise of the Stock Appreciation Right or, if so determined by the Committee, solely in cash or a combination of cash and Stock; provided, however, that no such payment shall be made in cash unless the Committee determines that a payment in such form will not cause the Stock Appreciation Right or any payment made with respect thereto to be treated as a deferral of compensation subject to the requirements of Section 409A. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash (subject to the proviso in the preceding sentence).

                                     VIII.

                                  STOCK AWARDS

         All Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article VIII (to the extent each such term, condition or limitation applies to the form of Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Award) and also to the terms, conditions and limitations set forth in Article XIII (to the extent applicable to the form of Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Award); provided, however, that the Committee may authorize an Award Agreement governing a Stock Award that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article XIII. The Committee may also authorize an Award Agreement governing a Stock Award that contains or is subject to any or all of the terms, conditions and limitations of
Article XII (to the extent applicable to the form of Stock Award and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Stock Award) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article XII (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Stock Award unless the Award Agreement expressly states that such term, condition or limitation applies.

     8.1. Number of Shares; Type of Award. Each Award Agreement governing a Stock Award shall state the total number of shares of Stock to which it relates and shall designate each share as either associated with a Restricted Stock Award or a Stock Bonus Award.

     8.2. Restrictions Applicable to Restricted Stock Awards. Unless otherwise provided in the relevant Award Agreement, all shares of Stock granted or sold pursuant to Restricted Stock Awards made under the Plan shall be subject to the following terms, conditions and limitations:

          (a) Transferability. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

          (b) Legend. Each certificate representing such shares shall bear a legend making appropriate reference to the restrictions imposed.

          (c) Possession. The Committee may (i) authorize issuance of a certificate for shares associated with a Restricted Stock Award only upon removal or expiration of the applicable restrictions, (ii) require the Company to retain physical custody of certificates representing shares issued or transferred pursuant to Restricted Stock Awards during the restriction period and require the Holder of the Award to execute stock powers in blank for those certificates and deliver those stock powers to the Company, (iii) require the Holder to enter into an escrow agreement providing that the certificates representing shares issued or transferred pursuant to Restricted Stock Awards shall remain in the physical custody of an escrow holder until all restrictions are removed or expire, or
(iv) take such other steps as the Committee may determine in order to enforce such restrictions.

          (d) Expiration or Removal of Restrictions. The restrictions imposed pursuant to this Section 8.2 on Restricted Stock Awards shall expire as determined by the Committee and set forth in the applicable Award Agreement. Expiration of the restrictions may be based on or conditioned on the passage of time, continuing employment or service as an employee or officer, achievement of performance objectives, or other events, occurrences or conditions determined by the Committee. Each Restricted Stock Award may have different restrictions, including a different restriction period, as determined by the Committee. The Committee may remove any restriction or reduce any restriction period applicable to a particular Restricted Stock Award. Upon the expiration or removal of all restrictions, the Company shall deliver to the Holder of the Restricted Stock Award, as soon as practicable following the request of such Holder, a certificate representing the number of shares for which such restrictions have expired or been removed, free of any restrictive legend relating to the expired or removed restrictions.

          (e) Rights as Stockholder. Subject to the provisions of this Section 8.2, the Committee may determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including any right to vote the related shares or to receive dividends and other distributions paid or made with respect thereto.

          (f) Other Conditions. The Committee may impose such other terms, conditions or limitations on any shares granted or sold pursuant to Restricted Stock Awards made under the Plan as it may deem advisable, including (i) restrictions under the Securities Act or Exchange Act, (ii) restrictions relating to the requirements of any securities exchange or quotation system upon which the shares or shares of the same class are listed or traded, and (iii) restrictions relating to any state or foreign securities law applicable to the shares.

     8.3. Stock Bonus Awards. Any shares of Stock granted or sold pursuant to Stock Bonus Awards made under the Plan shall not be subject to vesting or other restrictions under Section 8.2 unless the Committee specifically provides otherwise in the related Award Agreement; however, the Committee may, in the related Award Agreement or otherwise, impose other terms, conditions and limitations with respect to any such shares of Stock, even if similar or identical to the provisions set forth in Section 8.2.

     8.4. Purchase and Payment. If any shares of Stock are to be sold rather than granted pursuant to Restricted Stock Awards or Stock Bonus Awards made under the Plan, then the relevant Award Agreement shall set forth the price to be paid for such shares and the method of payment.

     8.5. Compliance with Section 409A. Each Restricted Stock Award or Stock Bonus Award shall comply with the requirements of subsection (a) of Section 409A, if applicable, and be operated in accordance with such requirements.

                                      IX.

                                PERFORMANCE UNITS

         All Performance Units granted under the Plan shall comply with, and the related Award Agreements shall be subject to, the terms, conditions and limitations set forth in this Article IX (to the extent each such term, condition or limitation applies to the form of Performance Unit and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Performance Unit) and also to the terms, conditions and limitations set forth in Article XIII (to the extent each such term, condition or limitation applies to the form of Performance Unit and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Performance Unit); provided, however, that the Committee may authorize an Award Agreement governing a Performance Unit that expressly contains or is subject to terms, conditions and limitations that differ from the terms, conditions and limitations set forth in Article XIII. The Committee may also authorize an Award Agreement governing a Performance Unit that contains or is subject to any or all of the terms, conditions and limitations of Article XII (to the extent each such term, condition or limitation applies to the form of Performance Unit and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Performance Unit) or similar terms, conditions and limitations; nevertheless, no term or provision of Article XII (or any similar term, condition or limitation) shall apply to an Award Agreement governing a Performance Unit unless such Award Agreement expressly states that such term, condition or limitation applies.

     9.1. Number of Units. Each Award Agreement governing a Performance Unit shall state the total number of Performance Units to be awarded under that Award Agreement.

     9.2. Performance Period, Vesting, Etc. Each Award Agreement governing a Performance Unit shall state (i) the beginning and ending dates of the relevant Performance Period(s), (ii) any time, periods or other conditions in or pursuant to which the right to receive the Performance Unit or a portion thereof shall vest and (iii) the number of Performance Units (or portions thereof) with respect to each such vesting.

     9.3. Multiple Grants. The Committee may make grants of Performance Units in such a manner that two or more Performance Periods (which need not be the same period or of the same duration) are in progress simultaneously. At or before the beginning of each Performance Period, the Committee shall establish the contingent value of each Performance Unit for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met.

     9.4. Performance Standards. At or before the beginning of each Performance Period, the Committee shall (i) establish for that Performance Period such specific performance objectives as the Committee believes are relevant to the Company's overall business objectives, (ii) determine the minimum and maximum value of a Performance Unit (which may be equal to the Fair Market Value per share of Stock as of a specified date) and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (iii) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and (iv) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target, and maximum Performance Unit value for that Performance Period.

     9.5. Modification of Standards. If the Committee determines that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable.

     9.6. Payment for Units. The basis for payment of Performance Units for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period (subject to modification pursuant to Section 9.5). If minimum performance is not achieved or exceeded for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit shall be based on the degree (as determined by the Committee) to which actual performance exceeded the pre-established (or modified) minimum performance standards. Unless otherwise provided in the relevant Award Agreement, the amount of payment shall be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period that have vested by the final Performance Unit value. Payments shall be made in whole shares of Stock valued at Fair Market Value on the last day of the applicable Performance Period or, if so determined by the Committee, solely in cash or a combination of cash and Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash. In the event that shares of Stock that are subject to substantial risk of forfeiture are awarded in satisfaction of Performance Units, such shares may be registered in the name of the Holder and deposited, together with a stock power endorsed in blank, with the Company. Except as may be otherwise provided in the relevant Award Agreement, any payments with respect to Performance Units may be made in a lump sum or in installments, as the Committee may determine, and any lump sum payments shall be made as soon as practicable following the end of the relevant Performance Period(s).

     9.7. Compliance with Section 409A. Each Performance Unit granted under the Plan shall comply with the requirements of subsection (a) of Section 409A, if applicable, and be operated in accordance with those requirements.

                                       X.

                        AWARDS TO NON-EMPLOYEE DIRECTORS

     10.1. Annual Awards to Non-Employee Directors. Subject to adjustment pursuant to Section 13.1, each Non-Employee Director shall receive, for each calendar year that the Plan is in effect, pursuant to an irrevocable election to be made by each individual Non-Employee Director by the later of the end of the calendar year immediately preceding the calendar year for which such grant is made or 30 days after his initial appointment or election as a director (each, an "Annual Non-Employee Director Election"), one of the following (each of (a),
(b) or (c) below is hereinafter referred to as a "Non-Employee Director Award"):

          (a) a Restricted Stock Award totaling 2,000 shares (or such lesser or greater amount (but not to exceed 5,000 shares) as may be determined by the Committee in its discretion);

          (b) an Award of Nonstatutory Options having a value equivalent to the value of the Restricted Stock Award contemplated by Section 10.1(a) above as of the Date of Grant,

          (c) which equivalent value shall be determined in accordance with
Section 10.2; or

          (d) a combination of Awards of Restricted Stock and Nonstatutory Options in such proportions as may as specified by the Non-Employee Director in his or her Annual Non-Employee Director Election, which together have a value equivalent to the value of the Restricted Stock Award contemplated by Section 10.1(a) above as of the Date of Grant, which equivalent value shall be determined in accordance with Section 10.2.

     10.2 Valuation of Awards. The Committee shall determine the value of any Award of Restricted Stock or Nonstatutory Options pursuant to Section 10.1 using any recognized valuation methodology (including assumptions) selected by the Committee in its absolute discretion.

     10.3 Terms of Awards. The Committee in its discretion shall determine the Date of Grant and the amount and terms of each Non-Employee Director Award, in each case subject to the terms, conditions and limitations of this Plan. Notwithstanding the foregoing, (a) each Non-Employee Director's Award for the calendar year ending December 31, 2005 shall consist solely of Restricted Stock;
(b) any Non-Employee Director who fails to make an Annual Non-Employee Director Election for any calendar year shall receive an Award consisting solely of Restricted Stock, notwithstanding any election from any prior year to the contrary; (c) if an individual serving as a Non-Employee Director on the Date of Grant for a calendar year pursuant to Section 10.1 commenced service as a Non-Employee Director after January 1 of such calendar year, the Committee may (but shall not be required to) determine that the Non-Employee Director Award be reduced to reflect such individual's partial year of service; and (d) if a Non-Employee Director is not a member of the Board of Directors on the Date of Grant, such Non-Employee Director shall not be entitled to a Non-Employee Director Award for such calendar year pursuant to Section 10.1, provided, that the Committee may (but shall not be required to) determine that a Non-Employee Director Award be made to such Non-Employee Director as of a date in such calendar year designated by the Committee and be reduced to reflect such individual's partial year of service.

     10.4 Terms of Nonstatutory Options. Any Award of Nonstatutory Options pursuant to Section 10.1 shall have the following terms, subject to any additional or different terms, conditions or limitations specified pursuant to this Plan or in the Award Agreement relating to such Award:

          (a) such Nonstatutory Options shall become exercisable in full six months after their Date of Grant and shall not be exercisable after the tenth
(10th) anniversary of their Date of Grant; and

          (b) the Exercise Price under each Nonstatutory Option shall be 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Nonstatutory Option.

                                      XI.

                            OTHER EQUITY-BASED RIGHTS

         The Committee is authorized to grant to Eligible Individuals such Awards (other than Options, Stock Appreciation Rights, Stock Awards, or Performance Units) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock (including, without limitation, securities convertible into Stock), as may be deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants must comply with applicable law. Without limitation of the foregoing, each such Award shall comply with the requirements of Section 409A of the Code, if applicable, and be operated in accordance with such requirements. The terms, conditions and limitations of Other Equity-Based Rights shall be set forth in the Award Agreements governing the relevant Other Equity-Based Rights and may contain or be subject to such provisions in addition to those required by the Plan as the Committee may deem advisable. All Other Equity-Based Rights granted under the Plan shall be subject to the terms, conditions and limitations set forth in Article XIII (to the extent each such term, condition or limitation applies to the form of Other Equity-Based Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Other Equity-Based Right); provided, however, that the Committee may authorize an Award Agreement governing an Other Equity-Based Right which expressly contains or is subject to terms, conditions and limitations that differ from any of the terms, conditions and limitations set forth in Article

XIII. The Committee may also authorize an Award Agreement governing an Other Equity-Based Right that contains or is subject to any or all of the terms, conditions and limitations of Article XII (to the extent that each such term, condition or limitation applies to the form of Other Equity-Based Right and provided that, if any such term, condition or limitation is left to the discretion of the Committee, the Committee determines to apply it to such Other Equity-Based Right) or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of Article XII (or any similar term, condition or limitation) shall apply to an Award Agreement governing an Other Equity-Based Right unless such Award Agreement expressly states that such term, condition or limitation applies. Shares of Stock or other securities delivered pursuant to a purchase right granted under an Award related to an Other Equity-Based Right shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including cash, Stock, other securities, other Awards, other property or assets, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than the aggregate Fair Market Value of such shares of Stock or the fair market value (as determined by the Committee) of such other securities, other Awards or other property or assets as of the Date of Grant (or, if the Committee so determines, in the case of any such purchase right retroactively granted in tandem with or in substitution for another Award or any outstanding award granted under any other plan of the Company, on the Date of Grant of such other Award or award).

                                      XII.

                          CHANGE IN CONTROL PROVISIONS

         The Committee may authorize an Award that contains or is subject to any or all of the terms, conditions and limitations of this Article XII or similar terms, conditions and limitations; nevertheless, no term, condition or limitation of this Article XII (or any similar term, condition or limitation) shall apply to an Award unless the related Award Agreement expressly states that such term, condition or limitation applies.

     12.1 Changes in Control. Immediately prior to the occurrence of a Change in Control (or at such other time prior to a Change in Control or proposed Change in Control as may be determined by the Committee), (a) all outstanding Options and Stock Appreciation Rights shall immediately become fully vested and exercisable in full, including that portion of any Options or Stock Appreciation Rights that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable; (b) the expiration of the restrictions applicable to all outstanding Restricted Stock Awards shall immediately be accelerated so that the Stock subject to those Awards shall be owned by the Holders thereof without transfer restrictions or risks of forfeiture; and (c) such other results shall take place with respect to any outstanding Stock Bonus Awards, Performance Units or Other Equity-Based Rights as may be set forth in the relevant Award Agreements for such Stock Bonus Awards, Performance Units and Other Equity-Based Rights. Nothing in this Section 12.1 shall impose on any Holder any obligation to exercise any Award immediately before or upon any Change in Control, nor shall any Holder forfeit the right to exercise any Award during the remainder of the original term of the Award because of a Change in Control, except as provided under Article XIII (if applicable), under other provisions governing termination or expiration of the applicable Award, or as provided in the following sentence. Notwithstanding the foregoing, the Committee may, by notice to any or all Holders, provide that all or any portion of any outstanding Option or Stock Appreciation Right (whether vested prior to the Change in Control or subject to accelerated vesting due to the Change in Control) that is not exercised within a specified time period (as determined by the Committee) ending on or before the Change in Control shall terminate upon the Change in Control (or at such later time as may be determined by the Committee) and in such event such unexercised Options or Stock Appreciation Rights shall terminate upon the Change in Control, notwithstanding any provisions of this Plan that would allow for a later exercise, including Article XIII if applicable.

                                     XIII.

                              ADDITIONAL PROVISIONS

         The terms, conditions and limitations of this Article XIII shall apply to each Award (unless, pursuant to the relevant Award Agreement, such term, condition or limitation is inapplicable or is altered); provided, however, that the Committee may authorize an Award Agreement that expressly contains terms, conditions and limitations that differ from the terms, conditions and limitations set forth in this Article XIII.

     13.1. Adjustment of Awards and Authorized Stock. The terms of an Award and the Stock authorized for issuance or transfer under the Plan shall be subject to adjustment from time to time in accordance with the following provisions:

          (a) In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property or assets), reclassification, consolidation, Stock split, reverse Stock split, recapitalization, reorganization, merger, plan of exchange, split-up, spin off, combination, repurchase, issuance or transfer of securities or other similar transaction or event affects the shares of Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made or intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, (i) adjust any or all of (w) the number and type of shares of Stock (or other securities, property or assets) which thereafter may be made the subject of Awards, (x) the number and type of shares of Stock (or other securities, property or assets) subject to outstanding Awards, (y) the number and type of shares of Stock (or other securities, property or assets) specified as the Maximum Shares, Available Shares, any limitation per Eligible Individual (pursuant to Section 5.7 or otherwise) or other restriction, and (z) the grant, purchase or exercise price of, or amount payable with respect to, any Award; or
(ii) if deemed appropriate by the Committee, provide for a cash payment to the Holder of an outstanding Award. Notwithstanding the foregoing, however, with respect to any Awards of Incentive Options, no such adjustment shall be authorized except to the extent that such adjustment complies with the rules of
Section 424(a) of the Code, and in no event shall any such adjustment be made that would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code (unless the Committee determines to treat such Option as a Nonstatutory Option). In addition, notwithstanding the foregoing, with respect to any Option or Stock Appreciation Right, no adjustment shall be made that would cause such Option or Stock Appreciation Right to constitute a deferral of compensation subject to the requirements of Section 409A.

          (b) Whenever outstanding Awards are required to be adjusted as provided in this Section 13.1, the Committee shall promptly prepare and provide to each Holder a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, property or assets purchasable subject to each Award after giving effect to the adjustments.


          (c) Adjustments under Paragraph 13.1(a) shall be made by the Committee. No fractional interests shall be issued or transferred under the Plan on account of any such adjustments.


          (d) The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock or other securities ahead of or affecting the Company's common stock or the rights thereof, or the dissolution or liquidation of the Company or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a character similar to that described in Paragraph 13.1(a) or this Paragraph 13.1(d) or otherwise. Except as may be expressly provided in this Section 13.1, the Company's issuance or transfer of securities of any class, for money, services, other property or assets, or otherwise, upon direct sales, upon the exercise of rights or warrants to subscribe therefor, upon conversion of shares or obligations of the Company convertible into shares, or otherwise, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, price or other attributes of Stock subject to the Plan or to Awards granted hereunder.


     13.2. Termination of Employment Other than for Death, Disability or Normal Retirement. Subject to Sections 13.23 and 13.24, if a Holder's employment is terminated for any reason other than that Holder's death, Disability or Normal Retirement, then the following provisions shall apply to all Awards held by that
Holder:

          (a) If such termination was by the Company or a Subsidiary, as applicable, as a result of a Covered Event, then the following provisions shall apply to all Awards held by that Holder:

               That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that have not been exercised as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

                    That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment; and

Except as may be expressly provided in this Paragraph 13.2(a) or in the relevant Award Agreement, all other Awards held by that Holder shall be null and void as of the time of the termination of employment; provided, however, that the foregoing shall not result in the forfeiture of any cash previously paid to, or shares of Stock (other than shares subject to restrictions at the time of the termination of employment) previously issued or transferred to, such Holder under the Plan.

          (b) If such termination was (i) by the Company or a Subsidiary, as applicable, but not as a result of a Covered Event or (ii) by the Holder, then the following provisions shall apply to all Awards held by that Holder:

               That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

                    That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:


                    (A) The termination of the Option or Stock Appreciation Right; or

                    (B) (i) three (3) months after the date of the termination of employment in the case of termination by the Company or a Subsidiary but not as a result of a Covered Event; and (ii) thirty (30) days after the date of the termination of employment in the case of termination by the Holder; provided, however, that if the termination was by the Company but not as a result of a Covered Event and the Holder dies within the three (3) month period described in clause (i) of this subparagraph or if the termination was by the Holder and the Holder dies with the thirty (30) day period described in clause (ii) of this subparagraph, then such three (3) month period or such thirty (30) day period, as applicable, shall automatically be extended to one (1) year after the date of the termination of employment; (and any portion of any Option or Stock Appreciation Right not exercised prior to the expiration of the relevant period shall be null and void);

                    That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment;

                    That portion, if any, of any Performance Units held by that Holder that have not been fully earned (by acceleration or otherwise) at the time of the termination of employment shall be forfeited as of the time of termination of employment; and

                    Except as may be expressly provided in this Paragraph 13.2(b) or in the relevant Award Agreement, all other Awards held by that Holder shall be null and void as of the time of the termination of employment; provided, however, that the foregoing shall not result in the forfeiture of any cash previously paid to, or shares of Stock (other than shares subject to restrictions at the time of the termination of employment) previously issued or transferred to, such Holder under the Plan.

     13.3. Termination of Employment for Death or Disability. Subject to Sections 13.23 and 13.24, if a Holder's employment is terminated by reason of the death or Disability of such Holder, then the following provisions shall apply to all Awards held by that Holder:

          (a) That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

          (b) That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder or that Holder's Designated Beneficiary, guardian, legal representatives, legatees or distributees until the earlier of:

          The termination of the Option or Stock Appreciation Right; or

          one (1) year after the date of the termination of employment;

(and any portion of any Option or Stock Appreciation Right not exercised prior to expiration of the relevant period shall be null and void);

          (c) That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall be forfeited as of the time of the termination of employment; provided, however, that, (i) subject to clause (ii) below, upon the time of the termination of employment, such restrictions shall be deemed removed with respect to such number of shares of Stock subject to each such Restricted Stock Award as is equal to the product of (x) a fraction, the numerator of which is the number of completed months elapsed from the Date of Grant through the time of the termination of employment and the denominator of which is the number of months in the original restriction period for the relevant Restricted Stock Award and (y) the number of shares of Stock subject to the relevant Restricted Stock Award; and (ii) clause (i) above shall not apply if such restrictions, pursuant to the relevant Award Agreement, were to expire on a monthly or daily basis;

          (d) That portion, if any, of any Performance Units held by that Holder that have not been fully earned (by acceleration or otherwise) at the time of the termination of employment shall be forfeited as of the time of termination of employment, unless the Committee, taking into consideration the performance of such Holder and the performance of the Company over the relevant Performance Period (or, in the discretion of the Committee, that portion of the relevant Performance Period which has been completed at the time of the termination of employment), specifically authorizes the payment to such Holder (or such Holder's Designated Beneficiary, guardian, legal representatives, legatees, heirs or distributees) of all or portion of the amount which would have been paid to such Holder had such Holder continued as an employee through the end of the Performance Period (any such payment to be made in such a time and manner as would have occurred if the Holder's employment had not terminated before the expiration of the Performance Period, unless otherwise determined by the Committee); and

          (e) Except as may be expressly provided in this Section 13.3 or in the relevant Award Agreement, all other Awards held by that Holder shall be null and void as of the time of the termination of employment; provided, however, that the foregoing shall not result in the forfeiture of any cash previously paid to, or shares of Stock (other than shares subject to restrictions at the time of the termination of employment) previously issued or transferred to, such Holder under the Plan.

          (f) If a Holder's employment is terminated due to a physical or mental impairment or condition of any degree of severity or permanence, but the Committee does not inform the Holder in writing that the Holder's employment is terminated due to "Disability" for the purposes of this Section, such Holder's employment is not terminated due to "Disability" for the purposes of this Section.

     13.4. Termination of Employment for Normal Retirement. Subject to Sections
13.23 and 13.24, if a Holder's employment is terminated by reason of the Holder's Normal Retirement, then the following provisions shall apply to all Awards held by that Holder:

          (a) That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are not yet exercisable (by acceleration or otherwise) as of the time of the termination of employment shall be null and void as of the time of the termination of employment;

          (b) That portion, if any, of all Options or Stock Appreciation Rights held by that Holder that are exercisable (by acceleration or otherwise) but have not been exercised as of the time of the termination of employment shall be exercisable by that Holder until the earlier of:

                    The termination of the term of the Option or Stock
               Appreciation Right; or

               three (3) months after the date of the termination of employment; provided, however, that if that Holder dies within such three (3) month period, then such three (3) month period shall automatically be extended to one (1) year after the date of the termination of employment; (and any portion of any Option or Stock Appreciation Right not exercised prior to the expiration of the relevant period shall be null and void);

          (c) That portion, if any, of any Restricted Stock Awards held by that Holder with respect to which the restrictions have not expired or been removed (by acceleration or otherwise) as of the time of the termination of employment shall continue until they expire or are removed; provided, however, that any restrictions that require forfeiture of the Restricted Stock Award solely based on termination of employment shall be deemed removed as of the time of the termination of employment;

          (d) That portion, if any, of any Performance Units held by that Holder that have not been fully earned (by acceleration or otherwise) at the time of the termination of employment shall be forfeited as of the time of termination of employment, unless the Committee, taking into consideration the performance of such Holder and the performance of the Company over the relevant Performance Period (or, in the discretion of the Committee, that portion of the Performance Period which has been completed at the time of the termination of employment), specifically authorizes the payment to such Holder of all or portion of the amount which would have been paid to such Holder had such Holder continued as an employee through the end of the Performance Period (any such payment to be made in such a time and manner as would have occurred if the Holder's employment had not terminated before the expiration of the Performance Period, unless otherwise determined by the Committee); and

          (e) Except as may be expressly provided in this Section 13.4 or in the relevant Award Agreement, all other Awards held by that Holder shall be null and void as of the time of the termination of employment; provided, however, that the foregoing shall not result in the forfeiture of any cash previously paid to, or any shares of Stock (other than shares subject to restrictions at the time of the termination of employment) previously issued or transferred to, such Holder under the Plan.

     13.5. Cause of Termination; Employment Relationship. For purposes of this
Article XIII, the Committee shall have the authority to determine whether any Eligible Individual's employment with the Company or any Subsidiary, as applicable, terminated as a result of death, Disability, Normal Retirement, a Covered Event, or any other cause or reason. For purposes of Incentive Options, an employment relationship shall be deemed to exist between a Holder and the Company or a Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) while the Holder is on military leave, sick leave or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Holder's right to re-employment with the Company or Subsidiary that is a subsidiary corporation, or is treated as, or as part of, a subsidiary corporation of the Company (within the meaning of Section 424 of the Code) is guaranteed either by statute or by contract. Where the period of leave exceeds ninety (90) days and where the Holder's right to re-employment is not guaranteed by statute or by contract, termination of employment shall be deemed to have occurred on the ninety-first (91st) day of such leave.

     13.6. Exercise Following Death or Disability.

          (a) All Options or Stock Appreciation Rights or other Awards requiring exercise that remain subject to exercise following the death of the Holder may be exercised by the Holder's beneficiary as designated by the Holder on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (a "Designated Beneficiary") or, in the absence of an authorized designation, by the legatee or legatees of such Options or Stock Appreciation Rights or other Awards requiring exercise under the Holder's last will, or by such Holder's legal representatives, heirs or distributees. If an Option or Stock Appreciation Right or other Award requiring exercise shall be exercised by any Person referenced above (other than a Designated Beneficiary), notice of exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such Person to exercise such Option or Stock Appreciation Right or other Award requiring exercise.

          (b) All Options or Stock Appreciation Rights or other Awards requiring exercise that remain subject to exercise following the Disability of the Holder may be exercised by the Holder or by the Holder's guardian or legal representative that meets the requirements of Section 13.7 on such forms and in accordance with such procedures as may be required or authorized by the Committee from time to time (which may include proof of the status of such guardian or legal representative).

     13.7. Transferability of Awards. No Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, or Other Equity-Based Right shall be transferable or subject to pledge, encumbrance or any other disposition in any manner, whether by operation of law or otherwise, other than (to the extent such a transfer is not prohibited by Paragraph 8.2(a) or other provisions of this Plan or the relevant Award Agreement) by (i) will or the laws of descent and distribution or (ii) with respect to all Awards other than Incentive Awards (and with the approval of the Committee), by a domestic relations order. Any Award requiring exercise shall be exercisable during a Holder's lifetime only by that Holder or by that

Holder's guardian or legal representative; provided, however, that, under applicable state law, the guardian or legal representative is a mere custodian of the Holder's property or assets, standing in a fiduciary relationship to the Holder and subject to court supervision. Notwithstanding anything in this
Section 13.7 to the contrary, however, the Committee may determine to grant a Nonstatutory Option that is transferable by a Holder (but not by a Holder's transferee) to any member of the Holder's immediate family, to a trust established for the exclusive benefit of one or members of the Holder's immediate family, to a partnership or other entity of which the only partners or interest holders are members of the Holder's immediate family, and to a charitable organization, or to any of the foregoing; provided, however, that (i) the Holder receives no consideration for the transfer, (ii) the Holder gives the Committee at least fifteen (15) days prior written notice of any proposed transfer, and (iii) the Holder and transferee shall comply with such other requirements as the Committee may require from time to time to assure compliance with applicable laws, including federal, state and foreign securities laws. Following any transfer permitted by the preceding sentence, a transferred Nonstatutory Option shall continue to be subject to the same terms, conditions and limitations that were applicable immediately prior to its transfer and shall be exercisable by the transferee only to the extent and for the periods that it would have been exercisable by the Holder. The Committee may amend an outstanding Nonstatutory Option to provide that the Nonstatutory Option shall be transferable in the manner described in the two immediately preceding sentences. As used in this Section 13.7, the term "immediate family" shall mean any child, step-child, grandchild, parent, step-parent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include relationships arising from legal adoption. A beneficiary designation authorized pursuant to any provision of the Plan or relevant Award Agreement shall not be deemed a transfer or encumbrance for purposes of this Section 13.7.

     13.8. Delivery of Certificates of Stock. Subject to Section 13.9 and upon receipt by the Company of any tax withholding as may be required, the Company shall promptly deliver one or more certificates representing the number of shares of Stock as to which vested Awards payable in Stock have been properly exercised or are otherwise payable (and, with respect to Restricted Stock Awards, with respect to which restrictions have expired or been removed). If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates may be delivered with respect to each such Award; further, separate Stock certificates may be delivered with respect to shares of Stock issued or transferred upon exercise of Incentive Options and Nonstatutory Options respectively.

     13.9. Certain Conditions. Nothing herein or in any Award Agreement shall require the Company to permit any exercise of, or issue or transfer any shares with respect to, any Award if (i) the Holder has failed to satisfy any term, condition or limitation of the Plan or the relevant Award Agreement or (ii) that issuance or transfer would, in the opinion of counsel for the Company, constitute a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association. At the time of any grant or exercise of an Option or Stock Appreciation Right, at the time of any grant or vesting of a Stock Award, and at the time of any grant or settlement of any other Award, the Company may, as a condition precedent to such grant or exercise of that Option or Stock Appreciation Right, grant or vesting of the Stock Award, or grant or settlement of such other Award, require from the Holder of the Award (or in the event of the Holder's death or Disability, the Holder's Designated Beneficiary, guardian, legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder's or such Persons' intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary or appropriate to ensure that any disposition by that Holder or such other Person will not involve a violation of the Securities Act, any other applicable law or regulation (including state and foreign securities laws and regulations), or any rule of any applicable securities exchange or securities association. The Company may also endorse such legend or legends upon certificates for any shares of Stock issued or transferred pursuant to the Plan, and may issue such "stop transfer" instructions to its transfer agent in respect of such shares, as the Committee determines from time to time to be necessary or appropriate to (i) prevent a violation of, or perfect an exemption from, the registration requirements of the Securities Act or any other applicable state or foreign securities law, (ii) implement the provisions of the Plan and any relevant Award Agreement, or (iii) permit the Company to determine the occurrence of any disposition of shares of Stock issued or transferred upon exercise of an Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code.

     13.10. Certain Directors and Officers. If any of the terms, conditions or limitations of the Plan or any Award Agreement would preclude any award to an Eligible Individual who is subject to Section 16(b) of the Exchange Act from qualifying for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16(b)-(3), then those conflicting terms, conditions or limitations shall be deemed inoperative to the extent necessary to allow such qualification (unless the Board of Directors has expressly determined that the Plan, or the Committee has expressly determined that the Award, should not comply with Rule 16(b)-(3)). In addition, all Award Agreements for Eligible Individuals who are subject to

Section 16(b) of the Exchange Act shall be deemed to include such additional terms, conditions and limitations as may be required in order for the related Award to qualify for the exemptions from Section 16(b) of the Exchange Act provided by Rule 16(b)-(3) (unless the Committee has expressly determined that any such Award should not comply with the requirements of Rule 16b-3).

     13.11. Securities Act Legend. The Committee may require that certificates for some or all shares of Stock issued or transferred pursuant to the Plan have a legend similar to the following, or statements of other applicable restrictions, endorsed thereon:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

This legend shall not be required for shares of Stock issued or transferred pursuant to an effective registration statement under the Securities Act.

     13.12. Legend for Restrictions on Transfer. Each certificate representing shares of Stock issued or transferred to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under the Plan or the relevant Award Agreement, bear a legend that complies with applicable law with respect to such transfer restriction, such as:

         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THE SOUTHERN UNION COMPANY AMENDED AND RESTATED 2003 STOCK OPTION AND INCENTIVE PLAN AS ADOPTED BY SOUTHERN UNION COMPANY (THE "COMPANY") ON ________________, ___ AND AN AWARD AGREEMENT THEREUNDER BETWEEN THE COMPANY AND ___________ DATED ______________, _____, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE COMPANY WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

     13.13. Rights as a Stockholder; Dividends. Except as may be specifically provided to the contrary by the Committee pursuant to Paragraph 8.2(e) with respect to a particular Restricted Stock Award, a Holder shall have no right as a stockholder with respect to any shares of Stock covered by the Holder's Award until a certificate representing those shares is issued in the Holder's name and subject to any further restrictions imposed in accordance with the Plan. Except as may be expressly determined by the Committee from time to time with respect to one or more Awards, and subject to such terms, conditions and limitations as the Committee may establish with respect to the same, no adjustment shall be made for dividends (whether ordinary or extraordinary, whether in cash or other property or assets) or distributions or other rights for which the record date is before the date that the certificate is issued and any such restrictions have expired or been removed.

     13.14. No Interest. Neither the value of any shares of Stock, nor any cash or other property or assets, issued, transferred or delivered with respect to any Award under the Plan shall bear any interest, even if not issued, transferred or delivered when required by the Plan, except as may be otherwise provided in the applicable Award Agreement or as may be required pursuant to rules and procedures established by the Committee from time to time for the crediting of such interest.

     13.15. Furnishing of Information. Each Holder shall furnish to the Company all information requested by the Company that the Committee deems necessary or appropriate in order to allow the Company to administer the Plan and any Awards or to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable law or regulation.

     13.16. No Obligation to Exercise. No grant of any Award shall impose any obligation upon the Holder or any other Person to exercise the same or any part thereof.

     13.17. Remedies. The Company shall be entitled to recover from a Holder the Company's damages, costs and expenses, including reasonable attorneys' fees, incurred in connection with the enforcement of any of the terms, conditions or limitations of the Plan or any Award Agreement, whether by an action to enforce specific performance, for damages for breach, or otherwise.

     13.18. Certain Information Confidential. As partial consideration for the granting of each Award hereunder, each Holder agrees with the Company that such Holder shall keep confidential all information and knowledge that such Holder may have relating to the manner, extent and amount of the Holder's (or any other Holder's) participation in the Plan; provided, however, that the Holder may disclose such information or knowledge to the Holder's spouse or to the Holder's tax or financial advisors, provided such disclosure is made pursuant to similar terms and conditions (but without any further rights of distribution). The foregoing obligations of confidentiality shall not apply to the extent that the Company specifically consents in writing to further disclosure or to the extent that the information or knowledge becomes generally and readily available to the public without breach by the Holder or any other Person of any contractual, fiduciary or other duty owed to the Company or any of its affiliates. In addition, the foregoing obligations of confidentiality shall not prohibit a Holder from disclosing such information or knowledge to the extent such Holder is required to do so by government or judicial order, provided that such Holder gives the Company prompt written notice of such order and a reasonable opportunity to limit such disclosure and reasonable assistance in contesting or limiting any such disclosure.

     13.19. Consideration. No Option or Stock Appreciation Right shall be exercisable, no restriction on any Restricted Stock Award shall lapse, and no other Award shall be settled in Stock with respect to a Holder unless and until the Holder shall have paid cash or other property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

     13.20. [Deliberately omitted]

     13.21. [Deliberately omitted]

     13.22. Dispute Resolution.

          (a) Any claim, demand, cause of action, dispute or controversy arising out of or relating to the Plan, any Award Agreement, any Award, the parties' performance with respect to any thereof, or any alleged breach of any thereof, and any claims, demands, causes of actions, disputes or controversies that are pursuant to a separate written agreement to be dealt with pursuant to the provisions of this Section (each, a "Dispute"), shall be settled by binding arbitration in accordance with the then current rules of the American Arbitration Association by three (3) independent and impartial arbitrators of whom each party shall appoint one, and those appointed arbitrators shall select a third arbitrator, who shall be the presiding arbitrator. Judgment upon any award rendered by the arbitrators may be entered by any court having jurisdiction thereof.

          (b) Either party may commence arbitration proceedings by giving notice (the "Arbitration Notice") to the other party demanding that the Dispute be arbitrated, specifying in reasonable detail the nature of the Dispute and the amount, if any, to be submitted to arbitration. The arbitration hearing shall take place in any city on which the parties agrees, or failing such agreement within ten (10) days after the date the Arbitration Notice is given, in New York, New York. The arbitration hearing shall be continuous subject to weekends, holidays or other days to be mutually agreed.

          (c) The arbitrators shall render their award no later than thirty (30) days after the conclusion of the hearing. The arbitrators shall base their awards on the terms of the Plan and the relevant Award Agreements and shall follow the law and judicial precedents which a United States Judicial District Judge sitting in New York, New York would apply in the event the Dispute was litigated in such court. The parties expressly agree that this Section shall confer no power or authority upon the arbitrators to render any judgment or award that is erroneous in its application of substantive law and expressly agree that no such erroneous judgment or award shall be eligible for confirmation. The arbitrators shall render their award in writing and, unless both parties agree otherwise, shall include the findings of fact and conclusions of law upon which their award is based. Nothing in this Section shall preclude the parties from contractually agreeing to maximum and/or minimum levels of damages applicable to any such award, whether or not such agreement is disclosed to the arbitrators and any award shall be subject to such agreement. The arbitrators shall apply the substantive laws of the State of New York, without regard to principles of conflicts of laws.

          (d) Unless otherwise agreed, and unless otherwise determined by the arbitrators, each party shall bear its own costs and expenses, including attorneys' fees, in connection with the arbitration, including the fees and expenses of the arbitrator appointed by them, except that the expenses and fees of the third arbitrator, expenses for hearing facilities, and other expenses of the arbitration itself shall be shared equally between the parties.

          (e) The existence and results of any arbitration under this Section shall be treated as confidential under Section 13.18 of the Plan.

          (f) Notwithstanding the foregoing provisions of this Section, and whether or not an arbitration proceeding has been initiated, any party shall be entitled to seek, and all courts having jurisdiction are authorized to issue and enforce in any lawful manner, (i) such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to the Company's, any of its Subsidiaries' or such party's interest or

          (g) as otherwise may be appropriate pending the conclusion of the arbitration proceedings pursuant to this Section, and (ii) such judgments for permanent and equitable relief as may be necessary to prevent harm to the Company's, any Subsidiaries' or such party's interest or as otherwise may be appropriate following the issuance of arbitration awards pursuant to this Section.

     13.23. Awards to Non-Employees. The provisions of Sections 13.2, 13.3 and
13.4 shall not apply to any Awards made to any Holder that was not an employee of the Company or any of its Subsidiaries on the date of the making of the Award.

     13.24. Compliance with Section 409A. No provision of this Article XIII shall be interpreted to require a payment or other transfer with respect to an Award at a time or in a manner that would violate any requirement of subsection
(a) of Section 409A; and the Committee may defer or otherwise change the terms of payment with respect to any Award, as otherwise set forth in this Article XIII or any related Award Agreement, if and to the extent necessary to comply with the requirements of Section 409A (if applicable). With respect to any Award constituting a deferral of compensation to which Section 409A applies and that is made to a "specified employee" of the Company or its Subsidiaries as defined in Section 409A(a)(2)(B)(i) of the Code, no payment resulting from a separation from service of such employee shall be made with respect to the Award before the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the employee).

                                      XIV.

               DURATION AND AMENDMENT OF PLAN AND AWARD AGREEMENTS

     14.1. Duration. No Awards may be granted hereunder after the date that is ten (10) years after the Effective Date; provided, however, that Awards granted prior to the expiration of such period may extend beyond the expiration of such period, in accordance with the terms of the Plan (including all rights of the Company and the Committee hereunder) and the relevant Award.

     14.2. Amendment, etc.

          (a) The Board of Directors may, at any time and from time to time, insofar as is permitted by law, suspend or terminate the Plan, in whole or in part, but without the consent of such Holder no such action shall adversely affect any rights, or increase any obligations, of any Holder with respect to any Award previously granted to such Holder hereunder. The Board of Directors may also, at any time and from time to time, insofar as is permitted by law, amend or modify the Plan in any respect whatsoever including (i) for purposes of making the Plan comply with Section 16(b) of the Exchange Act and the exemptions from that Section, the Code (including Section 409A and Section 422 of the
Code), or the Employee Retirement Income Security Act of 1974, as amended, (ii) for purposes of meeting or addressing any changes in any legal requirements applicable to the Company or the Plan or (iii) for any other purpose permitted by law. Notwithstanding the foregoing, (i) any amendment or modification of the Plan is subject to any other applicable restrictions on such amendment or modification set forth in the Plan, (ii) without the consent of such Holder, no such amendment or modification shall adversely affect any rights, or increase any obligations, of any Holder under any Award previously granted to such Holder hereunder and (iii) without the consent of the holders of a majority of the shares of Stock represented and voting on such amendment or modification at a shareholders' meeting duly called and held, no amendment or modification to the Plan may be made that would (a) increase the aggregate number of shares of Stock that may be issued or transferred under the Plan or increase the aggregate number of shares of Stock subject to Awards that may be granted to any Eligible Individual in one calendar year pursuant to Section 5.7 (except for acceleration of vesting or other adjustments pursuant to Sections 12.1 or 13.1 of the Plan, to the extent each is applicable), or (b) modify the requirements regarding eligibility for participation in the Plan; provided, however, that such amendments or modifications may be made without the consent of stockholders of the Company if (x) necessary to permit Incentive

Options granted under the Plan to qualify as incentive stock options within the meaning of Section 422 of the Code, or (y) necessary to comply with changes that occur in law or in other legal requirements (including Rule 16b-3, Section 162(m), Section 409A, and the Employee Retirement Income Security Act of 1974, as amended).


          (b) Subject to the terms, conditions and limitations of the Plan, Rule 16b-3, to the extent it is applicable, and any consent required by the last three sentences of this Paragraph 14.2(b), the Committee may (a) modify, amend, extend or renew outstanding Awards granted under the Plan, and (b) accept the surrender of Awards requiring exercise that may be outstanding under the Plan (to the extent not previously exercised) and authorize the granting of new Awards in substitution for such outstanding Awards (or portion thereof) so surrendered. Without the consent of the Holder, the Committee may not modify or amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option; provided, however, that the consent of the Holder is not required to the extent that the acceleration of the vesting of an Incentive Option (whether under Section 12.1 or otherwise) causes the Incentive Option to be treated as a Nonstatutory Option, for federal tax purposes, to the extent that it exceeds the $100,000 limitation described in Section 6.10. Without the consent of the Holder and of the holders of a majority of the shares of Stock represented and voting on such modification or amendment at a shareholders' meeting duly called and held, the Committee may not modify or amend any outstanding Option so as to specify a higher or lower exercise price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower exercise price, or take any other action to "reprice" any option if the effect of such repricing would be to increase or decrease the exercise price applicable to such Option. In addition, no modification or amendment of an Award shall, without the consent of the Holder, adversely affect any rights of the Holder or increase the obligations of the Holder under such Award except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code.

                                       XV.

                                     GENERAL

     15.1. Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to Awards shall be used for general corporate purposes or any other purpose permitted by law.

     15.2. Right of the Company and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate any such employment relationship at any time.

     15.3. No Liability for Good Faith Determinations. Neither the Board of Directors nor the Committee nor any member of either shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Award granted under the Plan, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

     15.4. Other Benefits. Participation in the Plan shall not preclude any Holder from eligibility in (or entitle any Holder to participate in) any other stock or stock option plan of the Company or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus, or other extra compensation plan that the Company or any Subsidiary has adopted or may, at any time, adopt for the benefit of its employees or other Persons. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of securities and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     15.5. Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary except as may otherwise be specifically provided in such plan. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that no Award to such Holder shall affect the amount of any life insurance coverage, if any, provided by the Company or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

     15.6. Execution of Receipts and Releases. Any payment of cash or other property or assets or any issuance or transfer of shares of Stock to the Holder, or to the Holder's Designated Beneficiary, guardian, legal representatives, heirs, legatees, distributees or permitted assigns, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Committee may require any Holder, Designated Beneficiary, guardian, legal representative, heir, legatee, distributee or assignee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as the Committee shall determine.

     15.7. Unfunded Plan. Insofar as it provides for Awards of cash, Stock or other property or assets, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or assets or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or assets or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or assets or rights thereto to be granted under the Plan. Any liability of the Company to any Holder with respect to a grant of cash, Stock, other property or assets or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property or assets of the Company. Neither the Company nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

     15.8. No Guarantee of Interests. Neither the Company, the Board of Directors nor the Committee guarantees the Stock of the Company from loss or depreciation.

     15.9. Payment of Expenses. Subject to Section 13.17, all expenses incident to the administration, termination or protection of the Plan, including legal and accounting fees and any issue taxes with respect to the issuance of shares of Stock pursuant to the Plan, shall be paid by the Company or its Subsidiaries.

     15.10. Company Records. The records of the Company or its Subsidiaries regarding any Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

     15.11. No Liability of Company. The Company assumes no obligation or responsibility to the Holder or the Holder's Designated Beneficiary, guardian, legal representatives, heirs, legatees, distributees or assignees for any act of, or failure to act on the part of, the Committee.

     15.12. Company Action. Any action required of the Company shall be by resolution of its Board of Directors or by a duly authorized officer of the Company or by another Person authorized to act by resolution of the Board of Directors.

     15.13. Severability. Whenever possible, each provision of the Plan and each Award Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement, or the application thereof to any Person or under any circumstances, is invalid or unenforceable to any extent under applicable law, then such provision shall be deemed severed from the Plan or such Award Agreement with respect to such Person or circumstance, without invalidating the remainder of the Plan or such Award Agreement or the application of such provision to other Persons or circumstances, and a new provision shall be deemed substituted in lieu of the provision so severed which new provision shall, to the extent possible, accomplish the intent of the parties as evidenced by the provision so severed.

     15.14. Notices. Except as may be expressly provided in the Plan or the relevant Award Agreement, whenever any notice is required or permitted to be given under the Plan or such Award Agreement, such notice must be in writing and delivered (including delivery by private courier or facsimile transmittal) or sent by mail (which if to the Company must be certified or registered, return receipt requested) postage and charges prepaid, addressed to the Person for whom the communication is intended (which for the Company shall be the address of the Company's chief executive office from time to time, or such other address as may be established from time to time by the Committee, and which for any Holder shall be the address for such Holder set forth in the relevant Award Agreement or such other address as shall have been furnished by notice by such Holder to the Company). Any such notice shall be deemed to be given on the date received or (if mailed in the manner set forth herein) three (3) Business Days after the date of mailing. Any person entitled to notice hereunder may waive such notice.

     15.15. No Waiver. No waiver of any provision of the Plan or any Award Agreement shall be effective unless made in writing and signed by the party to be charged with the waiver. Failure of any party at any time to require any other party's performance of any obligation under the Plan or Award Agreement shall not affect the right to require performance of that obligation. Any waiver by any party of any breach of any provision of the Plan or any Award Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, or as a waiver or modification of the provision itself.

     15.16. Successors. Subject to the restrictions contained herein, the Plan shall be binding upon the Holder, the Holder's Designated Beneficiaries, guardian, legal representatives, heirs, legatees, distributees and permitted assigns, and upon the Company, its successors and assigns.

     15.17. Further Assurances. Each Holder shall execute and deliver such documents, and take or cause to be taken such other actions, as may be reasonably requested by the Committee in order to implement the terms of the Plan and any Award Agreement with respect to that Holder.

     15.18. Governing Law. EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT, TO THE EXTENT NOT GOVERNED BY FEDERAL LAW, THIS PLAN AND EACH AWARD AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT ISSUES REGARDING THE INTERNAL AFFAIRS OF THE COMPANY SHALL BE GOVERNED BY THE LAW OF THE COMPANY'S JURISDICTION OF ORGANIZATION.

     15.19. Jurisdiction and Venue. EXCEPT AS MAY BE OTHERWISE PROVIDED IN A PARTICULAR AWARD AGREEMENT AND SUBJECT TO SECTION 13.22, EACH HOLDER HEREBY SUBMITS TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS OF NEW YORK AND HEREBY AGREES THAT ANY SUCH COURT SHALL BE A PROPER FORUM FOR THE DETERMINATION OF ANY DISPUTE ARISING UNDER THE PLAN OR ANY AWARD AGREEMENT WITH RESPECT TO SUCH HOLDER.

     15.20. Interpretation. When a reference is made in the Plan or any Award Agreement to Schedules, Exhibits or Addenda, such reference shall be to a schedule, exhibit or addendum to this Plan or the relevant Award Agreement unless otherwise indicated. Each instance in the Plan or any Award Agreement of the words "include," "includes," and "including" shall be deemed to be followed by the words "without limitation." As used in the Plan or any Award Agreement, the term "days" means calendar days, not business days, unless otherwise specified. Unless otherwise specified, the words "herein," "hereof," and "hereunder" and other words of similar import refer to the Plan or relevant Award Agreement as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision. Similarly, unless otherwise specified, the words "therein," "thereof" and "thereunder" and other words of similar import refer to a particular agreement or other instrument as a whole and not to any particular article, section, paragraph, subparagraph, schedule, exhibit, addendum or other subdivision. Unless otherwise specified, any reference to a statute includes and refers to the statute itself, as well as to any rules and regulations made and duly promulgated pursuant thereto, and all amendments made thereto and in force currently from time to time and any statutes, rules or regulations thereafter duly made, enacted and/or promulgated, as may be appropriate, and/or any other governmental actions thereafter duly taken from time to time having the effect of supplementing or superseding such statute, rules, and/or regulations. The language in all parts of the Plan and each Award Agreement shall be in all cases construed simply, fairly, equitably, and reasonably, according to its plain meaning and not strictly for or against one or more of the parties. Any table of contents or headings contained in the Plan or any Award Agreement are for reference purposes only and shall not be construed to affect the meaning or interpretation of the Plan or any Award Agreement. When required by the context,
(i) whenever the singular number is used in the Plan or any Award Agreement, the same shall include the plural, and the plural shall include the singular; and
(ii) the masculine gender shall include the feminine and neuter genders and vice versa.

     15.21. No Representations. NEITHER THE COMPANY, ANY OF ITS SUBSIDIARIES OR OTHER AFFILIATES, THE BOARD OF DIRECTORS OR THE COMMITTEE, OR ANY MEMBER OF EITHER THEREOF MAKES ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER REGARDING THE LEGAL, TAX OR ACCOUNTING CONSEQUENCES OF ANY ASPECT OF THE PLAN OR ANY AWARDS, INCLUDING ANY REPRESENTATION OR WARRANTY THAT ANY OPTION SHALL BE TREATED AS AN INCENTIVE STOCK OPTION UNDER THE CODE. BY

ACCEPTING ANY AWARD, EACH HOLDER ACKNOWLEDGES THAT SUCH HOLDER HAS CONSULTED WITH SUCH ADVISORS AS THE HOLDER HAS DEEMED APPROPRIATE WITH RESPECT TO ANY OF SUCH MATTERS.


                  [Remainder of page intentionally left blank]

    Adopted as of the Effective Date.


                                        SOUTHERN UNION COMPANY,
                                        a Delaware corporation


                                        By:
                                        ------------------------------------


                                        ------------------------------------
                                                   (Print Name)


                                        ------------------------------------
                                                   (Print Title)




















                               Signature Page for
             Southern Union Company Second Amended and Restated 2003
                            Stock and Incentive Plan

                                                                      APPENDIX C

                              AMENDED AND RESTATED
                             SOUTHERN UNION COMPANY
                         EXECUTIVE INCENTIVE BONUS PLAN

Southern Union Company, a Delaware corporation (the "Company"), adopts this Amended and Restated Executive Incentive Bonus Plan (the "Plan") for the purpose of enhancing the Company's ability to attract and retain highly qualified executives and to provide additional financial incentives to such executives to promote the success of the Company and its divisions and subsidiaries.

Remuneration payable under the Plan is intended to constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and Section 1.162-27 of the Treasury Regulations promulgated thereunder, and the Plan shall be construed consistently with such intention. The "performance goal" necessary for the payment of remuneration under the Plan will be the achievement of positive Consolidated Net Income (as defined below).

1. Definitions. As used herein, the following terms shall have the respective meanings indicated:

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, or the corresponding provisions of any subsequent federal internal revenue law.

     (c) "Committee" shall mean the Compensation Committee of the Board or such other committee of the Board as is appointed by the Board to administer the Plan; provided, however, that in any event the Committee shall be comprised of not less than two directors of the Company, each of whom shall qualify in all respects as an "outside director" for purposes of Section 162(m) of the Code and Section 1.162-27(e)(3) of the Regulations.

     (d)  "Company" shall mean Southern Union Company, a Delaware corporation.

     (e) "Consolidated Net Income" shall mean, for any Fiscal Quarter or Fiscal Year, the net income attributable to continuing operations before extraordinary items reported in the Company's quarterly or annual consolidated statement of income included in the applicable Quarterly Report on Form 10-Q (in the case of a Fiscal Quarter) or Annual Report on From 10-K (in the case of a Fiscal Year), as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

     (f) "Eligible Executive" shall mean the Company's Chief Executive Officer and each other executive officer of the Company that the Committee determines, in its discretion, is or may be a "covered employee" of the Company within the meaning of Section 162(m) of the Code and
          Section 1.162-27(c)(2) of the Regulations.

     (g) "Incentive Bonus" shall mean, for each Eligible Executive, an annual bonus opportunity amount determined by the Committee pursuant to
          Section 4 below.

     (h) "Regulations" shall mean the Treasury Regulations promulgated under the Code, as amended from time to time.

2. Administration of the Plan. The Plan shall be administered by the Committee, which shall have full power and authority to construe, interpret and administer the Plan and shall have the exclusive right to establish, adjust, pay or decline to pay the Incentive Bonus for each Eligible Executive. Such power and authority shall include the right to exercise discretion to reduce by any amount the Incentive Bonus payable to any Eligible Executive; provided, however, that the exercise of such discretion with respect to any Eligible Executive shall not have the effect of increasing the Incentive Bonus that is payable to any other Eligible Executive. Any determination by the Committee shall be final, conclusive and binding upon all persons having any interest under the Plan. All Committee actions under the Plan shall be taken in accordance with the applicable provisions of the Company's By-laws and the Committee's Charter.

3. Eligibility. Eligibility under this Plan is limited to Eligible Executives designated by the Committee in its sole and absolute discretion.

4. Awards.

     (a) Not later than the 90th day of each fiscal year of the Company, the Committee, in its sole and absolute discretion, shall designate one or more Eligible Executives as participants in the Plan for such Fiscal Year and shall specify the terms and conditions for the determination and payment of an Incentive Bonus to each such Eligible Executive for such Fiscal Year.

     (b) Not later than the 20th day of each Fiscal Quarter of the Company, the Committee, in its sole and absolute discretion, shall designate one or more Eligible Executives as participants in the Plan for such Fiscal Quarter and shall specify the terms and conditions for the determination and payment of an Incentive Bonus to each such Eligible Executive for such Fiscal Quarter.

     (c) The Committee may condition the payment of an Incentive Bonus upon the satisfaction of such objective or subjective standards as the Committee shall determine to be appropriate, in its sole and absolute discretion, and shall retain the discretion to reduce the amount of any Incentive Bonus that would otherwise be payable to an Eligible Executive (including a reduction in such amount to zero).

     (d) The Incentive Bonus payable to an Eligible Executive with respect to any Fiscal Quarter shall not exceed 3.0% of the Consolidated Net Income for such Fiscal Quarter.

     (e) The Incentive Bonus payable to an Eligible Executive with respect to any Fiscal Year shall not exceed 1.5% of the Consolidated Net Income for such Fiscal Year. In the event that the total payments made pursuant to the provisions of (d), above, for the Fiscal Quarters falling within such Fiscal Year exceed the limitation set forth in the preceding sentence, no payment shall be due by reference to the Fiscal Year, but no excess payments shall be required to be refunded by the Eligible Executive to the Company.

5. Committee Certification. As soon as reasonably practicable after the end of each Fiscal Year or Fiscal Quarter of the Company, the Committee shall determine whether the stated performance goal has been achieved and the amount of the Incentive Bonus to be paid to each Eligible Executive for such Fiscal Year or Fiscal Quarter and shall certify such determinations in writing.

6. Payment of Incentive Bonuses. Subject to any election duly and validly made by an Eligible Executive in accordance with rules prescribed by the Committee with respect to the deferral of all or a portion of his or her Incentive Bonus or the payment of all or a portion of his or her Incentive Bonus in some form other than cash, Incentive Bonuses shall be paid in cash at such times and on such terms as are determined by the Committee in its sole and absolute discretion. Incentive Bonuses payable in a form other than cash shall be valued by the Committee in its sole and absolute discretion, provided, however, that the Committee may, in its discretion, engage outside appraisers of non-cash payments and rely conclusively upon any determination or recommendation made by such appraisers.

7. No Right to Bonus or Continued Employment. Neither the establishment of the Plan, the provision for or payment of any amounts hereunder nor any action of the Company, the Board or the Committee with respect to the Plan shall be held or construed to confer upon any person (a) any legal right to receive, or any interest in, an Incentive Bonus or any other benefit under the Plan or (b) any legal right to continue to serve as an officer or employee of the Company or any subsidiary or affiliate of the Company. The Company expressly reserves any and all rights to discharge any Eligible Executive without incurring liability to any person under the Plan or otherwise. Notwithstanding any other provision hereof and notwithstanding the fact that the stated performance goal has been achieved or the individual Incentive Bonus amounts have been determined, the Company shall have no obligation to pay any Incentive Bonus hereunder unless the Committee otherwise expressly provides by written contract or other written commitment.

8. Withholding. The Company shall have the right to withhold, or require an Eligible Executive to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Bonus.

9. Nontransferability. Except as expressly provided by the Committee, the rights and benefits under the Plan are personal to an Eligible Executive and shall not be subject to any voluntary or involuntary alienation, assignment, pledge, transfer or other disposition.

10. Unfunded Plan. The Company shall have no obligation to reserve or otherwise fund in advance any amounts that are or may in the future become payable under the Plan. Any funds that the Company, acting in its sole and absolute discretion, determines to reserve for future payments under the Plan may be commingled with other funds of the Company and need not in any way be segregated from other assets or funds held by the Company. An Eligible Executive's rights to payment under the Plan shall be limited to those of a general creditor of the Company.

11. Adoption, Amendment, Suspension and Termination of the Plan.

     (a) Subject to the approval of the Plan by the holders of a majority of the Company common stock represented and voting on the proposal at the annual meeting of Company stockholders to be held on November 4, 2003 (or any adjournment thereof), the Plan shall be effective for the fiscal year of the Company commencing July 1, 2003 and shall continue in effect until the fifth anniversary of the date of such stockholder approval, unless earlier terminated as provided below. Upon such approval of the Plan by the Company's stockholders, all Incentive Bonuses awarded under the Plan on or after July 1, 2003 shall be fully effective as if the stockholders had approved the Plan on or before July 1, 2003.

     (b) Subject to the limitations set forth in this subsection, the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable; provided, however, that the Board shall not amend the Plan in any of the following respects without the approval of stockholders then sufficient to approve the Plan in the first instance:

          (1) To increase the maximum amount of Incentive Bonus that may be paid under the Plan or otherwise materially increase the benefits accruing to any Eligible Executive under the Plan;

          (2) To materially modify the requirements as to eligibility for participation in the Plan; or

          (3)  To change the material terms of the stated performance goal.

     (c) No Incentive Bonus may be awarded during any suspension or after termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the consent of the person affected thereby, alter or impair any rights or obligations under any Incentive Bonus previously awarded under the Plan.

12. Governing Law. The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of the State of Delaware, other than the choice of law rules thereof.

* * * * *

The foregoing Executive Incentive Bonus Plan was duly approved and adopted by the Board of Directors of Southern Union Company, a Delaware corporation (the "Company"), on February 14, 2006.


                                    ROBERT M.  KERRIGAN, III
                                    ------------------
                                    Robert M.  Kerrigan, III
                                    Secretary